     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2005

                                            REGISTRATION STATEMENT NO. 333-35587

                                                                       811-08011

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM N-6

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 13

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 10 TO

                       UNITED OF OMAHA SEPARATE ACCOUNT B
                           (Exact name of Registrant)

                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                  Mutual of Omaha Plaza, Omaha, Nebraska 68175
              (Address of Depositor's Principal Executive Offices)

                                 (402) 351-5225
                Depositor's Telephone Number, including area code

                            Michael E. Huss, Esquire
                            Mutual of Omaha Companies
                          Mutual of Omaha Plaza, 3-Law
                              Omaha, Nebraska 68175
                      Internet: mike.huss@mutualofomaha.com
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]   immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]   on May 1, 2005 pursuant to paragraph (b) of Rule 485.

[ ]   ___ days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]   on May 1, 2005 pursuant to paragraph (a)(1) of Rule 485.

                    If appropriate, check the following box:
      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            -----------------

[MUTUAL OF UMAHA LOGO]                                   PROSPECTUS: May 1, 2005
                                                             ULTRA VARIABLE LIFE
                                                     Individual Flexible Premium
                                                         Variable Life Insurance

      This Prospectus describes ULTRA VARIABLE LIFE, a flexible premium variable life insurance policy offered by UNITED OF OMAHA LIFE INSURANCE COMPANY. The minimum specified amount of insurance coverage is $100,000.

      The Policy includes 32 variable investment options (where you have the investment risk) with investment portfolios from:

-   THE ALGER AMERICAN FUND

-   FEDERATED INSURANCE SERIES

- FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS AND VARIABLE INSURANCE PRODUCTS FUND II

-   MFS VARIABLE INSURANCE TRUST

-   PIONEER VARIABLE CONTRACTS TRUST

-   SCUDDER INVESTMENT VIT FUNDS

-   SCUDDER VARIABLE SERIES I FUND

- T. ROWE PRICE EQUITY SERIES, INC., FIXED INCOME SERIES, INC. AND INTERNATIONAL SERIES, INC.

-   VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS, INC.

and two fixed rate options (where we have the investment risk).

      The variable investment options are not direct investments in mutual fund shares, but are offered through Subaccounts of United of Omaha Separate Account
B. THE VALUE OF YOUR POLICY WILL GO UP OR DOWN BASED ON THE INVESTMENT PERFORMANCE OF THE VARIABLE INVESTMENT OPTIONS THAT YOU CHOOSE. THERE IS NO MINIMUM GUARANTEED CASH SURRENDER VALUE FOR ANY AMOUNTS YOU ALLOCATE TO THE VARIABLE INVESTMENT OPTIONS. THE AMOUNT OF THE DEATH BENEFIT CAN ALSO VARY AS A RESULT OF INVESTMENT PERFORMANCE.

Please Read This Prospectus Carefully. It provides information you should consider before investing in a Policy. Keep this Prospectus and the prospectuses for the investment portfolios for future reference.

The Securities and Exchange Commission ("SEC") maintains an internet web site (http://www.sec.gov) that contains more information about us and the Policy. You may also review and copy our SEC registration of the Policy at the SEC's Public Reference Room in Washington, D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).

The SEC does not pass upon the accuracy or adequacy of this Prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

             REMEMBER THAT THE POLICY AND THE INVESTMENT PORTFOLIOS:

              -     ARE SUBJECT TO RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL

              -     ARE NOT BANK DEPOSITS

              -     ARE NOT GOVERNMENT INSURED

              -     ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY

              -     MAY NOT ACHIEVE THEIR GOALS

        UNITED OF OMAHA LIFE INSURANCE COMPANY, VARIABLE PRODUCT SERVICES MAILING ADDRESS: P.O. BOX 750497, TOPEKA, KANSAS 66675-0497 1-800-238-9354

CONTENTS

                                                                         Pages
POLICY BENEFITS/RISKS SUMMARY                                              3-6
     Policy Benefits
     Policy Risks
FEE TABLES                                                                7-10
HOW THE POLICY OPERATES                                                  11-13
COMPARISON TO OTHER POLICIES AND INVESTMENTS                                14
ABOUT US                                                                    15
INVESTMENT OPTIONS                                                       16-25
     Variable Investment Options
     Fixed Rate Options
     Transfers
     Market-Timing Restrictions
     Dollar Cost Averaging
     Systematic Transfer Enrollment Program
     Asset Allocation Program
     Rebalancing Program
IMPORTANT POLICY PROVISIONS                                              26-30
     Policy Application and Premium Payments
     Accumulation Value
     Lapse and Grace Period
     Continuation of Insurance
     Maturity Date
     Paid-Up Life Insurance
     Reinstatement
     Coverage Beyond Maturity
     Delay of Payments
EXPENSES                                                                 31-34
     Deductions from Premium
     Monthly Deduction
     Transfer Charge
     Surrender Charge
     Series Fund Charges; Investment Advisory Fees
POLICY DISTRIBUTIONS                                                     35-38
     Policy Loans
     Surrender
     Partial Withdrawals
     Death Benefit
     Payment of Proceeds
FEDERAL TAX MATTERS                                                      39-42
     Life Insurance Qualification
     Tax Treatment of Loans and Other Distributions
     Other Policy Owner Tax Matters
MISCELLANEOUS                                                            43-48
     Telephone Transactions
     Distribution of the Policies
     Legal Proceedings
     Financial Statements
     USA Patriot Act Notice
     Privacy Notice
     Do You Have Questions?
DEFINITIONS                                                                 49
STATEMENT OF ADDITIONAL INFORMATION                                         50

POLICY BENEFITS/RISKS SUMMARY

      The ULTRA VARIABLE LIFE Policy described in this Prospectus is a variable life insurance policy. The Policy is built around its Accumulation Value. The Accumulation Value will increase or decrease depending on the investment performance of the variable investment options, the amount of interest we credit to the fixed rate options, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans). THERE IS NO MINIMUM GUARANTEED CASH SURRENDER VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

      This summary describes the Policy's important benefits and risks. The sections in this Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THIS PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

      The Policy is not available in all states. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire Prospectus and the underlying investment portfolios' prospectuses carefully before investing.

-     POLICY BENEFITS

DEATH BENEFITS

      We will pay a death benefit after we receive necessary documentation of the insured's death, and we have sufficient information about the Beneficiary to make the payment. The amount paid is the death benefit described below, plus any amounts provided by rider, less any outstanding loans, unpaid loan interest and any unpaid Monthly Deductions.

      You have a choice of one of two death benefit options. (Option 1 is in effect unless you elect option 2.)

Death Benefit Option 1:

The death benefit is the greater of:

          (a)   the specified amount of insurance coverage on the date of death;
                or

          (b) the Policy's Accumulation Value on the date of death plus the corridor amount.

The death benefit amount can be level at the specified amount of insurance coverage.

Death Benefit Option 2:

The death benefit is the Policy's Accumulation Value on the date of death plus the greater of:

          (a)   the specified amount of insurance coverage on the date of death;
                or

          (b)   the corridor amount.

The death benefit amount will always vary as the Accumulation Value goes up or down each day.

Subject to certain restrictions and limitations, you can usually change the death benefit option and the specified amount of insurance coverage. Changing the death benefit option or specified amount of insurance coverage may have tax consequences.

No-Lapse Period:

If you meet the minimum monthly premium or the lifetime premium and certain other requirements and limitations, the Policy will not lapse during a No-Lapse Period, even if the Cash Surrender Value is insufficient to pay the Monthly Deduction.

The No-Lapse period will vary from state to state and the lifetime No-Lapse period is not available in all states.

Additional Insured Rider:

For an additional charge, this rider provides term insurance for the primary insured.

Accidental Death Benefit Rider:

For an additional charge, this rider provides additional coverage of the insured in the event of an accidental death.

Accelerated Death Benefit Rider:

This rider provides a full payout of the lesser of 94% of the Policy's death benefit (88% in Washington and 96% in New Jersey), or $500,000 for the primary insured with evidence of a 12-month life expectancy or less (24 months in Washington and 6 months in New Jersey). This rider automatically attaches to all Policies with face amounts between $50,000 and $500,000. If the rider option is exercised, then all other riders and the base Policy will terminate. For the tax consequences associated with adding or exercising the accelerated death benefit rider see "Federal Tax Matters".

CASH BENEFITS

      The primary purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or surrender the Policy for its Cash Surrender Value. The Cash Surrender Value (the Accumulation Value less any Policy loans, unpaid interest, and any applicable surrender charges) may be substantially less than the premiums paid.

      Subject to certain restrictions and limitations, the Accumulation Value of a Policy may be transferred among the Subaccounts and the fixed account. Transfers of Accumulation Value may be made pursuant to specific instruction we receive from you or as part of one of the dollar cost averaging, STEP, asset allocation or rebalancing programs described in this Prospectus.

Policy Loan:

After the first Policy Year (at any time in Indiana), you may borrow up to 100% of the Cash Surrender Value, less loan interest to the end of the Policy Year, and less a Monthly Deduction that is sufficient to continue the Policy in force for at least one month. Depending on the circumstances, receipt of a Policy loan may have federal income tax consequences. See "Federal Tax Matters."

Surrender:

While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a surrender, all your rights in the Policy end. The surrender of a Policy may have federal income tax consequences. See "Federal Tax Matters."

Partial Withdrawal:

After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any applicable surrender charge will be deducted from the Accumulation Value on the date we receive your request. A partial withdrawal will affect the death benefit. A partial withdrawal may have federal income tax consequences. See "Federal Tax Matters."

Transfers:

The Policy is designed for long-term investment, not for active trading or "market timing." Nevertheless, subject to certain restrictions, you (or a third party, if your written authorization is received) may transfer all or part of your Accumulation Value from one Subaccount to another, from the Subaccounts to the fixed account, or from the fixed account to any Subaccount.

Dollar Cost Averaging:

Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). Certain minimums and other restrictions apply.

STEP Program:

The STEP Program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial premium from a fixed interest rate account into variable investment options within 12 months.

Asset Allocation Program:

The asset allocation program allows you to allocate premiums and Accumulation Value among designated Subaccounts and the fixed account.

Rebalancing Program:

The rebalancing program allows you to have part or all of your Accumulation Value automatically re-balanced among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual or annual basis.

TAX BENEFITS

     We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of the Beneficiary. Similarly, you should not be in constructive receipt of the Cash Surrender Value, and therefore should not be taxed on increases in the Accumulation Value until you take out a loan or a withdrawal, surrender the Policy, or we pay the maturity benefit. In addition, transfers of Accumulation Value are not taxable transactions.

RIGHT TO EXAMINE PERIOD

     Most states grant you a short time period to review your Policy and cancel it for a return of premium paid. The terms of this "right to examine" period vary by state, and are stated on the cover of your Policy.

SUPPLEMENTAL RIDER BENEFITS

     Your Policy may have one or more supplemental benefits, which are attached to the Policy by rider. Each is subject to its own requirements as to eligibility and for most riders there is an additional charge. In addition to the riders previously described, other benefits currently available under the Policy are: a disability rider, paid-up life insurance rider, and waiver of surrender charge rider.

ILLUSTRATIONS

     Upon request, we will provide illustrations based upon the proposed insured's actual age, sex, risk and rate class, the specified amount of insurance coverage, the proposed amount and frequency of premium payments and any available riders requested. These illustrations may assist you in comparing the Policy's death benefits, Cash Surrender Values and Accumulation Values with those of other variable life insurance policies. The illustrations may demonstrate that the Cash Surrender Value may be zero or very low (compared to premium paid), especially in the early Policy Years. Remember that the illustrations are only hypothetical and do not guarantee future values or benefits.

-     POLICY RISKS

INVESTMENT RISK

     If you allocate your Accumulation Value to one or more Subaccounts (i.e. variable investment options) then you will be subject to the risk that investment performance will be unfavorable and that the Accumulation Value will decrease. In addition, we deduct fees and charges from your Accumulation Value. There is no minimum guaranteed Accumulation Value. The Accumulation Value may decrease if the investment performance of the Subaccounts (to which Accumulation Value is allocated) is not sufficiently positive to cover the charges deducted under the Policy. During times of poor investment performance, these deductions will have an even greater impact on your Accumulation Value. You could lose everything you invest. If you allocate net premiums to one of the fixed rate options, then we credit your Accumulation Value (in the fixed rate options) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the applicable guaranteed minimum annual effective rate.

RISK OF LAPSE

     Your Policy can lapse without value, even if all planned premiums have been paid in full and on schedule, if the Accumulation Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment. If a Policy loan is outstanding, lapse will occur if the Cash Surrender Value is not enough to cover the Monthly Deduction and any outstanding loan interest (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment. Additional premium payments will be necessary during the grace period to keep the Policy in force if this occurs. A lapse could result in adverse tax consequences.

TAX RISKS

      We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly with respect to Policies issued on a substandard basis. Also, there may be some uncertainty regarding the tax treatment of preferred loans. Please consult a tax adviser about these consequences.

      Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract for federal tax purposes. If a Policy is treated as a modified endowment contract, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Federal Tax Matters." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

SURRENDER, PARTIAL WITHDRAWAL AND DECREASE IN SPECIFIED AMOUNT OF INSURANCE COVERAGE

      If you surrender the Policy or make a partial withdrawal, we may deduct a surrender charge from the amount of the surrender or partial withdrawal. The surrender charge varies by issue age, sex (except Montana), risk and rate class, and length of time your Policy has been in force and the specified amount of insurance coverage. Generally, the surrender charge will be greatest in the early Policy Years. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy, especially in the first few Policy Years. If you decrease the Policy's current specified amount of insurance coverage, we may deduct a surrender charge. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulation Value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

A surrender or partial withdrawal may have tax consequences.

LOAN RISKS

      A Policy loan will affect your Policy in several ways over time, whether or not it is repaid, because the investment results of the variable Subaccounts and fixed rate options may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account.

      - Your Accumulation Value, in comparison to a Policy under which no loan has been made, will be less if the Loan Account net interest rate is less than the investment return of the applicable variable Subaccounts or applicable rate of the fixed rate options (and greater if the Loan Account net interest rate is higher than the investment return of the applicable variable Subaccounts or fixed rate options).

      - A Policy loan increases the risk that the Policy will terminate, since a loan decreases the Cash Surrender Value.

      - If the death benefit becomes payable while a Policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

If you surrender the Policy or your Policy terminates because the Monthly Deduction and loan interest due is greater than the Cash Surrender Value on any Monthly Deduction date (and a grace period expires without a sufficient premium payment), the amount of the loan, to the extent it has not been previously taxed, may be taxable to you.

INVESTMENT PORTFOLIO RISKS

      A comprehensive discussion of the risks of each investment portfolio may be found in each investment portfolio's prospectus. Please refer to the investment portfolios' prospectuses for more information.

   THERE IS NO ASSURANCE THAT ANY INVESTMENT PORTFOLIO WILL ACHIEVE ITS STATED
                                INVESTMENT GOAL.

FEE TABLES

      The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, make partial withdrawals from the Policy, and transfer Accumulation Value among the Subaccounts and the fixed account. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

                                                    TRANSACTION FEES
                                  -----------------------------------------------------
                                                                AMOUNT DEDUCTED -
                                     WHEN CHARGE IS            MAXIMUM GUARANTEED                AMOUNT DEDUCTED -
          CHARGE                        DEDUCTED                     CHARGE                       CURRENT CHARGE
------------------------------    ---------------------   -----------------------------    -----------------------------
DEDUCTIONS FROM PREMIUMS:

     Tax Charge                   Upon receipt of each       3.75% of each premium           3.75% of each premium
                                     premium payment               payment                            payment

     Premium Processing Charge    Upon receipt of each     $2.00 per premium payment       $2.00 per premium payment
                                     premium payment

SURRENDER CHARGE:(1)

           Minimum and Maximum       At the time of       $0 - $53 per $1,000 of           $0 - $53 per $1,000 of
           Charge                  surrender, partial     specified amount of insurance    specified amount of insurance
                                  withdrawal, lapse, or   coverage                         coverage
                                  decrease in specified
                                   amount of insurance
                                        coverage

  31 year old male, standard,        At the time of       $10 per $1,000 of specified      $10 per $1,000 of specified
preferred non-smoker, $260,000     surrender, partial     amount of insurance coverage     amount of insurance coverage
 face in the first Policy Year    withdrawal, lapse, or
                                  decrease in specified
                                   amount of insurance
                                        coverage

TRANSFER CHARGE:

                                    Upon the first 12                No Charge                       No Charge
                                  transfers in a Policy
                                          Year

                                   Upon each transfer            $10 per transfer                 $10 per transfer
                                   over 12 in a Policy
                                          Year

--------------------------
(1) The surrender charge varies by issue age, sex (except Montana), risk and rate class, length of time the Policy has been in force, and amount of insurance coverage. You may obtain more detailed information concerning the surrender charge by contacting our Variable Product Service Office at 1-800-238-9354. Surrender charges may be waived in certain circumstances. See "Surrender Charge Waivers."

                                                                 AMOUNT DEDUCTED:
                                      WHEN CHARGE IS                  MAXIMUM                  AMOUNT DEDUCTED:
          CHARGE                         DEDUCTED                GUARANTEED CHARGE              CURRENT CHARGE
---------------------            ------------------------   ---------------------------    -------------------------
LOAN INTEREST SPREAD(2)          On Policy anniversary or    2.00% (annually) up to the    2.00% (annually) up to the
                                 earlier, as applicable(3)   10th Policy Year, and zero    10th Policy Year and zero
                                                             thereafter                    thereafter

      The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Series Funds' fees and expenses. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

                                  PERIODIC CHARGES OTHER THAN SERIES FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
                                     WHEN CHARGE IS           AMOUNT DEDUCTED - MAXIMUM         AMOUNT DEDUCTED - CURRENT
       CHARGE                          DEDUCTED                    GUARANTEED CHARGE                     CHARGE
-----------------------------     -------------------     ----------------------------------   ------------------------------
COST OF INSURANCE:(4)

     Minimum and                    On each Monthly                 $0.06 - $83.33                     $0.06 - $83.33
     Maximum Charge                  Deduction Date
                                   (per $1,000 of net
                                   amount at risk per
                                         month)

     31 year old male,              On each Monthly                      $0.12                              $0.12
     standard, preferred             Deduction Date
     non-smoker, $260,000          (per $1,000 of net
     face in the first Policy      amount at risk per
     Year                                month)

RISK CHARGE                         On each Monthly        Annual rate of:                      Annual rate of:
                                     Deduction Date           -    0.70% of the Accumulation       -    0.70% of the
                                                                   Value during first 10                Accumulation Value
                                                                   Policy Years                         during first 10
                                                                                                        Policy Years

                                                              -    0.55% of the Accumulation       -    0.55% of the
                                                                   Value for Policy Years               Accumulation Value up
                                                                   after 10(5)                          to, and 0.15% of the
                                                                                                        Accumulation Value in
                                                                                                        excess of, $25,000
                                                                                                        for Policy Years
                                                                                                        after 10(5)

ADMINISTRATIVE CHARGE               On each Monthly                      $7.00                              $7.00
                                     Deduction Date

-----------------------------
(2) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (which is 6.00% annually) and the amount of interest we credit to the amount in your Loan Account (which is 4.00% annually up to the 10th Policy Year and 6.00% thereafter).

(3) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination, or the insured's death.

(4) Cost of insurance charges vary based on the issue age, sex (except Montana), risk and rate class of the insured, the current specified amount of insurance coverage, and for length of time the Policy has been in force. The charge generally increases as the insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page will indicate the guaranteed cost of insurance charge applicable to your Policy, and you may obtain more detailed information concerning your cost of insurance charges by contacting our Variable Product Service Office at 1-800-238-9354. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the insured's age, sex, and risk and rate class, the current specified amount of insurance coverage, planned premiums, and riders requested.

(5) For Policy Years after 10, the risk charge is equivalent to an annual charge of 0.55% of the Accumulation Value up to $25,000, and is 0.15% of the Accumulation Value in excess of $25,000; the latter can increase but the risk charge after Policy Year 10 will never exceed 0.55% of the Accumulation Value.

                                  PERIODIC CHARGES OTHER THAN SERIES FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------
                                                                       AMOUNT DEDUCTED -
                                            WHEN CHARGE IS           MAXIMUM  GUARANTEED         AMOUNT DEDUCTED - CURRENT
               CHARGE                          DEDUCTED                      CHARGE                        CHARGE
-------------------------------------  -------------------------  ----------------------------  --------------------------
OPTIONAL RIDER CHARGES:(6)

     ADDITIONAL INSURED RIDER

           Minimum and Maximum Charge       On each Monthly             $0.06 - $83.33                  $0.03 - $83.33
                                            Deduction Date
                                         (per $1,000 of rider
                                       benefit amount per month)

     31 year old male, standard,            On each Monthly                  $0.09                           $0.06
 preferred non-smoker, $260,000 face        Deduction Date
      in the first Policy Year           (per $1,000 of rider
                                       benefit amount per month)

     ACCIDENTAL DEATH BENEFIT RIDER

           Minimum and Maximum Charge       On each Monthly              $0.08 - $0.18                   $0.08 - $0.18
                                            Deduction Date
                                         (per $1,000 of rider
                                          coverage amount per
                                                month)

           31 year old male,                On each Monthly                  $0.08                           $0.08
           standard, preferred            Deduction Date (per
           non-smoker, $260,000 face   $1,000 of rider coverage
           in the first Policy Year        amount per month)

     DISABILITY RIDER

           Minimum and Maximum Charge       On each Monthly              $0.07 - $0.46                   $0.07 - $0.46
                                            Deduction Date
                                         (per $1.00 of rider
                                          monthly deduction)

           31 year old male,                On each Monthly                  $0.07                           $0.07
           standard, preferred              Deduction Date
           non-smoker,$260,000 face       (per $1.00 of rider
           in the first Policy Year       monthly deduction)

     PAID-UP LIFE INSURANCE RIDER        Date rider benefit is    3.0% of Accumulation Value    3.0% of Accumulation Value
                                              exercised

     WAIVER OF SURRENDER CHARGE RIDER             N/A                     No Charge                     No Charge

     ACCELERATED DEATH BENEFIT RIDER     Date benefit is paid     6.0% of the death benefit(7)    6.0% of death benefit(7)

-----------------------------
(6) Charges for most of the riders vary based on the insured's issue or actual age, sex, and risk and rate class, and may vary based on Policy Year and specified amount of insurance coverage or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's data page will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Variable Product Services Office.

(7) The charge is 12% of the death benefit in New Jersey and 4% of the death benefit in Washington.

      The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the investment portfolios (before fee waivers or expense reimbursements) during the fiscal year ended December 31, 2004. Expenses of the investment portfolios may be higher or lower in the future. More detail concerning each investment portfolio's fees and expenses is contained in the prospectus for each investment portfolio.


ANNUAL INVESTMENT PORTFOLIO OPERATING EXPENSES:(8)


                                                                                 MINIMUM                    MAXIMUM
                                                                                 -------                    -------
ANNUAL INVESTMENT PORTFOLIO OPERATING EXPENSES (expenses that are                 0.28%                      1.68%
deducted from portfolio assets, including management fees,
distribution or service fees (12b-1 fees), and other expenses)


--------------------------
(8) The fee and expense data regarding each Series Fund, which is based upon fees and expenses for 2004, was provided to United of Omaha by the Series Fund. The Series Funds are not affiliated with United of Omaha. We have not independently verified these figures.

HOW THE POLICY OPERATES

The following chart shows how the Policy operates and includes a summary of expenses. For more information, refer to specific sections of this Prospectus.

                               POLICY FLOW CHART

                                    PREMIUM

- The minimum initial premium required is based on the initial specified amount of insurance coverage (minimum amount of $100,000).

- Additional premium payments may be made pursuant to a planned premium schedule. Payments in addition to planned premiums may be made, within limits.

- Additional premiums may be required to prevent the Policy from lapsing. Payment of the planned premiums may not be enough to keep the Policy from lapsing, even during the No-Lapse Period.

                      DEDUCTIONS BEFORE ALLOCATING PREMIUM

Premium Charges per premium payment:

- 3.75% of each premium for state and federal tax expenses (which may be more or less than the actual amount of federal and state tax expense that we are required to pay for a particular Policy or premium).

-     $2 from each premium for premium processing expenses.

The remaining amount is your net premium.

                              INVESTMENT OF PREMIUM

- You direct the allocation of all net premiums among the 32 Subaccounts of the Variable Account, the fixed account and the systematic transfer account. Each Subaccount invests in a corresponding investment portfolio of one of the Series Funds.

                          CHARGES DEDUCTED FROM ASSETS

- We take a Monthly Deduction out of your Accumulation Value (the annual rates set forth below are calculated as a percentage of Accumulation Value) composed of:

      - 0.70% for mortality and expense risks during Policy Years 1 - 10; 0.55% after Policy Year 10 for the Accumulation Value of $25,000 or less; currently, 0.15% after Policy Year 10 for the Accumulation Value in excess of $25,000. The mortality and risk charge after Policy Year 10 can increase but will never exceed the guaranteed maximum charge of 0.55%.

      -     $7 administrative charge.

      -     A cost of insurance charge (based on the Net Amount at Risk).

      -     Rider charges (if any).

- $10 fee for transfers among the Subaccounts and the fixed account (first 12 transfers per Policy Year are free) deducted from the amount of the transfer on the date of the transfer.

- Investment advisory fees and operating expenses are deducted from the assets of each investment portfolio.

                               ACCUMULATION VALUE

- Your Accumulation Value is equal to your net premiums adjusted up or down each Business Day to reflect the Subaccounts' investment experience, earnings on amounts you have invested in the fixed account and the systematic transfer account, charges deducted, and other Policy transactions (such as loans and partial withdrawals).

- Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value for the Subaccounts. The Policy may lapse, even if there is no Policy loan.

- Accumulation Value can be transferred among the Subaccounts. Policy loans reduce the amount available for allocations and transfers.

- Dollar cost averaging, asset allocation and rebalancing programs are available.

- Accumulation Value is the starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the death benefit.

                           ACCUMULATION VALUE BENEFITS

- After the first Policy Year (at any time in Indiana), you can take loans for amounts up to 100% of Cash Surrender Value (less loan interest to the end of the Policy Year and a sufficient Monthly Deduction to keep the Policy in force for at least one month) at a net annual interest rate charge of 2%.

- Preferred loans are available beginning in the 10th Policy Year and later with a net interest rate charge of 0%. All loans become preferred loans beginning in the 10th Policy Year.

- You can surrender the Policy in full at any time for its Cash Surrender Value, or withdraw part of the Accumulation Value (after the first Policy
      Year). A surrender charge based upon issue age, sex, risk class, and the amount of time you have had your Policy, may apply to any surrender or reduction in the specified amount of insurance coverage for the first 12 Policy Years. The highest aggregate surrender charge is $53 for each $1,000 of specified amount of insurance coverage. Taxes and tax penalties may also apply.

- If the Policy is a modified endowment contract, then Policy loans will be treated as withdrawals for tax purposes.

-     Fixed and variable payout options are available.

DEATH BENEFIT

-     Received income tax free to Beneficiary.

-     Available as lump sum or under a variety of payout options.

-     Two death benefit options are available:

      (1)   greater of (a) current specified amount of insurance coverage; or
            (b) Accumulation Value on the date of death plus a corridor amount;
            or

      (2) Accumulation Value plus the greater of (a) the current specified amount of insurance coverage, or (b) a corridor amount.

- Flexibility to change death benefit option and specified amount of insurance coverage.

-     Rider benefits are available.

Death benefit proceeds paid are reduced by any Policy loan balance and unpaid loan interest.

STATE VARIATIONS

      This Prospectus and the Statement of Additional Information provide a general description of the Policy. Certain provisions of your Policy may be different than the general description in this Prospectus because of legal requirements in your state. Many of these differences are noted in this Prospectus. Your actual Policy and any riders are the controlling documents. All riders and options are not available in all states. Contact your registered representative or our Variable Product Services Office for specific information.

FOR POLICIES ISSUED IN THE STATE OF FLORIDA

      This notice is to remind you of rights provided by Florida law, Chapter
627.4555. You may designate a person, in addition to yourself, who would be told when your premium is past due and has not been paid. This secondary addressee will only be sent notification if the insured is age 64 or older and the Policy has been in force for at least one year. Notification of possible lapse in coverage will be sent to you and the person you designate to be the secondary addressee at least 21 days before expiration of the grace period provided in your Policy.

      If you would like to take advantage of this feature, please contact Variable Products Services at 1-800-238-9354.

TAX-FREE EXCHANGES (1035 EXCHANGES)

      You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

                For more detailed information about the Policy,
            please read the rest of this Prospectus and the Policy.

COMPARISON TO OTHER POLICIES AND INVESTMENTS

      The Policy offered by this Prospectus is designed to provide life insurance coverage for the insured. It is not offered primarily as an investment.

Compared to other life insurance policies.

      In many respects, the Policy is similar to fixed-benefit life insurance. Like fixed-benefit life insurance, the Policy offers a death benefit and provides loan privileges and surrender values. The Policy gives you the flexibility to vary the amount and timing of premium payments and, within limits, to change the death benefit payable under the Policy. The Policy is different from fixed-benefit life insurance in that the death benefit may vary as a result of the investment experience of the variable investment options that you select. The Accumulation Value will always vary in accordance with that investment experience.

A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax-deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as family protection through death benefits, guaranteed fees and asset allocation models.

Compared to mutual funds.

     The Policy is designed to provide life insurance protection. Although the underlying investment portfolios operate like mutual funds and have similar investment risks, in many ways the Policy differs from mutual fund investments. The main differences are:

-     The Policy provides a death benefit based on the life of the insured.

- The Policy can lapse with no value, if your Accumulation Value is not enough to pay a Monthly Deduction unless the Policy is in a No-Lapse Period (which requires a minimum level of premium payments).

- Insurance-related charges not associated with direct mutual fund investments are deducted from the value of the Policy.

- We, not you, own the shares of the underlying Series Funds. You have interests in our Subaccounts that invest in the Series Funds that you select.

- Dividends and capital gains distributed by the investment portfolios are automatically reinvested.

- Premiums are held in the Federated Prime Money Fund II portfolio until the end of the "right to examine period" required by state law plus five Business Days. Only then is premium invested in the other variable investment options that you elected.

- Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy.

- You can make transfers from one underlying investment portfolio to another without tax liability.

- Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income, although (a) such earnings are exempt from taxation if received as a death benefit, and (b) taxation is deferred until such earnings are distributed.

- The Policy might be a "modified endowment contract." If it is, then (a) there will be a 10% penalty tax on distributions before age 59-1/2; (b) distributions would be deemed to come from earnings first (taxable), then from your investment; and (c) loans will be treated as distributions.

- Most states grant you a short time period to review your Policy and cancel it for a return of premium paid. The terms of this "right to examine" period vary by state, and are stated on the cover of your Policy.

ABOUT US

      We are United of Omaha Life Insurance Company, a stock life insurance company organized under the laws of the State of Nebraska in 1926. We are a wholly-owned subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provides life, health, disability, home and auto insurance, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, beginning with its long-running Mutual of Omaha's Wild Kingdom television program, and continued through its Wildlife Heritage Trust. United of Omaha is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in all states (except New York), and the District of Columbia.

      Security Benefit Life Insurance Company, One Security Benefit Place, Topeka, Kansas 66636-0001, administers the Policy on our behalf pursuant to a coinsurance agreement dated as of February 10, 2004 and an administrative services agreement dated April 20, 2004.

      We may from time to time publish (in advertisements, sales literature and reports to Policy Owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Rating Services, and Duff & Phelps Credit Rating Company. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. The ratings do not bear on the investment performance of assets held in the Variable Account or on the safety or the degree of risk associated with an investment in the Variable Account.

INVESTMENT OPTIONS

The investment results of each investment portfolio, whose investment goals are summarized below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which investment portfolios or combination of investment portfolios and fixed rate options best suit your long-term investment goals.

     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options -- each chosen for its potential to meet specific investment goals. You may allocate all or a part of your premiums to one or a combination of the variable investment options or the fixed rate options (although allocations to the systematic transfer account are limited to initial premium and rollovers only). Allocations must be in whole percentages and total 100%.

      You can choose among 32 variable investment options and two-fixed rate options.

[ ] VARIABLE INVESTMENT OPTIONS

The investment portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment goals and policies of certain investment portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the investment portfolios available under the Policy may be lower or higher than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the investment portfolios available under the Policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment goals and policies, and a very similar name.

For detailed information about any investment portfolio, including its expenses and performance history, refer to the prospectus for that investment portfolio.

      With the Policy's variable investment options, you bear the investment risk, not us. You control the amount of money you invest in each of the investment portfolios, and you bear the risk those investment portfolios will perform worse than you expect.

      The Variable Account, United of Omaha Separate Account B, provides you with 32 variable investment options in the form of Series Fund investment portfolios. Each Series Fund is an open-end investment management company. When you allocate Accumulation Value to a Series Fund's investment portfolio, those funds are placed in a Subaccount of the Variable Account corresponding to that investment portfolio, and the Subaccount in turn invests in the investment portfolio. The Accumulation Value of your Policy depends directly on the investment performance of the investment portfolios that you select.

       ASSET                               VARIABLE INVESTMENT OPTIONS
      CATEGORY                       UNDER UNITED OF OMAHA SEPARATE ACCOUNT B
        (*)                                (Series Fund -- Portfolio)                                     GOAL
----------------------  --------------------------------------------------------------------  -------------------------------------
Emerging Markets        VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS, INC. -                      Long-term capital appreciation
Equity                  Van Kampen UIF Emerging Markets Equity Portfolio (6)

                                                     Emerging market country securities

International Equity    SCUDDER INVESTMENT VIT FUNDS -                                        Long-term capital appreciation
                        Scudder VIT EAFE(R) Equity Index Fund Portfolio Class A (11)

                                        Statistically selected sample of the securities found in the EAFE(R) Index

                        SCUDDER VARIABLE SERIES I FUND -                                      Long-term capital appreciation
                        Scudder VS1 Global Discovery  Portfolio Class B (8)

                             Small companies in the U.S. or foreign markets

                        SCUDDER VARIABLE SERIES I FUND -                                      Long-term capital appreciation
                        Scudder VS1 International Portfolio Class A (8)

                                  Common stocks of companies which do business outside the United States

                        T. ROWE PRICE INTERNATIONAL SERIES, INC. -                            Long-term capital appreciation
                        T. Rowe Price International Stock Portfolio (9)

                                                          Common stocks of foreign companies

Real Estate Equity      PIONEER VARIABLE CONTRACTS TRUST -                                    Long-term capital appreciation with
                        Pioneer Real Estate Shares VCT Portfolio Class I (7)                  current income

                                 Real estate investment trusts (REITs) and other real estate industry companies

Small-Cap Equity        ALGER AMERICAN FUND -                                                 Long-term capital appreciation
                        Alger American Small Capitalization Portfolio Class 0 (1)

                                  Equity securities of companies with total market capitalization of less than $1 billion

                        SCUDDER INVESTMENT VIT FUNDS -                                        Long-term capital appreciate
                        Scudder VIT Small Cap Index Fund Portfolio Class A (11)

                          Statistically selected sample of the securities found in the Russell 2000(R) Index

                        PIONEER VARIABLE CONTRACTS TRUST                                      Long-term capital appreciation
                        Pioneer Small Cap Value VCT Portfolio Class II (7)

                                           Common stock of small companies with catalyst for growth potential

Mid-Cap Equity          PIONEER VARIABLE CONTRACTS TRUST -                                    Long-term capital appreciation
                        Pioneer Mid Cap Value VCT Portfolio (7)

                                                          Currently undervalued companies

                        FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS                               Long-term capital appreciation
                        Fidelity VIP Mid Cap Portfolio Service Class 2 (3)

                                                         Currently undervalued companies

Large-Cap Growth        ALGER AMERICAN FUND -                                                 Long-term capital appreciation
Equity                  Alger American Growth Portfolio Class 0 (1)

                                  Equity securities of companies with total market capitalization of more than $1 billion

                        FIDELITY VARIABLE INSURANCE PRODUCTS FUND II -                        Long-term capital appreciation
                        Fidelity VIP Contrafund Portfolio Initial Class (3)

                                                         Currently undervalued companies

                        FIDELITY VARIABLE INSURANCE PRODUCTS FUND II -                        Long-term capital appreciation with
                        Fidelity VIP Index 500 Portfolio Initial Class (3)                    current income

                                             Stocks that comprise the Standard and Poor's 500 Index

                        MFS VARIABLE INSURANCE TRUST -                                        Long-term capital appreciation
                        MFS Capital Opportunities Series Portfolio Initial
                        Class (5)

                                               Common stocks of domestic and foreign companies

       ASSET                               VARIABLE INVESTMENT OPTIONS
      CATEGORY                       UNDER UNITED OF OMAHA SEPARATE ACCOUNT B
        (*)                                (Series Fund -- Portfolio)                                      GOAL
----------------------  --------------------------------------------------------------------  -------------------------------------
                        MFS VARIABLE INSURANCE TRUST -                                        Long-term capital appreciation
                        MFS Emerging Growth Series Portfolio Initial Class (5)

                                     Common stocks of small and medium-sized companies with growth potential

                        MFS VARIABLE INSURANCE TRUST -                                        Long-term capital appreciation
                        MFS Research Series Portfolio Initial Class (5)

                                      Research analyst's recommendations for best expected capital appreciation

                        PIONEER VARIABLE CONTRACTS TRUST -                                    Long-term capital appreciation
                        Pioneer Growth Shares VCT Portfolio Class II (7)

                                Focus on secular trends, competitive strength and return on incremental invested capital

                        T. ROWE PRICE EQUITY SERIES, INC. -                                   Long-term capital appreciation
                        T. Rowe Price New America Growth Portfolio (10)

                                        Common stocks of U.S. companies in the service sector of the economy

Large-Cap Value         FIDELITY VARIABLE INSURANCE PRODUCTS FUND -                           Dividend income & capital appreciation
Equity                  Fidelity VIP Equity-Income Portfolio Initial Class (3)

                                                      Income-producing equity securities

                        PIONEER VARIABLE CONTRACTS TRUST -                                    Current income & long-term growth
                        Pioneer Equity Income VCT Portfolio Class II (7)

                                             Focus on large, strong companies with histories of dividend growth

                        PIONEER VARIABLE CONTRACTS TRUST -                                    Capital growth with current income
                        Pioneer Fund VCT Portfolio Class II (7)

                                            Emphasizes high-quality, value and long-term earnings potential

                        SCUDDER VARIABLE SERIES I FUND -                                      Long-term capital appreciation with
                        Scudder VS1 Growth and Income Portfolio Class B (8)                   current income

                                                      Common stocks of large, established companies

                        T. ROWE PRICE EQUITY SERIES, INC. -                                   Dividend income & capital appreciation
                        T. Rowe Price Equity Income Portfolio (10)

                                                  Dividend-paying common stocks of established companies

Hybrid                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II -                        Long-term capital appreciation
                        Fidelity VIP Asset Manager: Growth Portfolio Initial Class (3,4)

                                              Domestic and foreign stocks, bonds and short-term investments

                        T. ROWE PRICE EQUITY SERIES, INC. -                                   Capital appreciation & dividend income
                        T. Rowe Price Personal Strategy Balanced Portfolio (10)

                                            Diversified portfolio of stocks, bonds and money market securities

International Fixed     MFS VARIABLE INSURANCE TRUST -                                        Seeks income & capital appreciation
Income                  MFS Strategic Income Series Portfolio Initial Class (5)

                                                              International government bonds

High Yield Fixed        MFS VARIABLE INSURANCE TRUST -                                        High current income & capital
Income                  MFS High Income Series Portfolio Initial Class (5)                    appreciation

                                       Diversified bond portfolio, some of which may involve equity features

Intermediate-Term /     VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS, INC. -                      Above average return from a
Long-Term Fixed         Van Kampen UIF Core Plus Fixed Income Portfolio (6)                   diversified portfolio of fixed income
Income                                                                                        securities

                                        Medium to high quality fixed income investments of intermediate maturity

                        FEDERATED INSURANCE SERIES -                                          Current income
                        Federated Fund for U.S. Gov't Securities II Portfolio (2)

                                                            U.S. Government bonds

                                                                                              High level of current income
Short-Term Fixed        T. ROWE PRICE FIXED INCOME SERIES, INC. -                             consistent with modest price
Income                  T. Rowe Price Limited-Term Bond Portfolio (10)                        fluctuations

                                              Short and intermediate-term investment grade debt securities

       ASSET                               VARIABLE INVESTMENT OPTIONS
      CATEGORY                       UNDER UNITED OF OMAHA SEPARATE ACCOUNT B
        (*)                                (Series Fund -- Portfolio)                                     GOAL
----------------------  --------------------------------------------------------------------  -------------------------------------
Cash                    FEDERATED INSURANCE SERIES -                                          Current income consistent with the
                        Federated Prime Money Fund II Portfolio (2)                           stability of principal

                                                       High-quality money market instruments

(*) Asset category designations are our own to help you gain insight into each investment portfolio's intended goals, but do not assure that any investment portfolio will perform consistent with the categorization. INFORMATION CONTAINED IN THE INVESTMENT PORTFOLIOS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING IN ANY SUBACCOUNT.

INVESTMENT ADVISERS OF THE SERIES FUNDS:

We do not assure that any portfolio will achieve its stated goal. Detailed information, including a description of each investment portfolio's investment goals and policies and a description of risks involved in investing in each of the portfolios is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. None of these portfolios are insured or guaranteed by the U.S. government.

      (1)   Fred Alger Management, Inc.

      (2)   Federated Investment Management Company.

      (3)   Fidelity Management & Research Company.

      (4) Fidelity Management & Research (U.K.) Inc., and Fidelity Management and Research (Far East) Inc., regarding research and investment recommendations with respect to companies based outside the United States.

      (5)   MFS(TM) Investment Management.

      (6)   Morgan Stanley Asset Management Inc.

      (7)   Pioneer Investment Management, Inc.

      (8)   Deutsche Investment Management Americas Inc.

      (9)   T. Rowe Price International, Inc.

      (10)  T. Rowe Price Associates, Inc.

      (11)  Deutsche Asset Management, Inc.

      The investment advisers of the Series Funds and the investment portfolios are described in greater detail in the prospectuses for the investment portfolios.

      Each investment portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the investment portfolios that accompany this Prospectus.

      We may perform certain shareholder services and other administrative functions on behalf of the investment portfolios or their investment advisers. We may receive revenues from the investment portfolios or their investment advisers for the performance of these services. The amount of these revenues could be substantial and may depend on the amount our Variable Account invests in the investment portfolios.

      The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or United of Omaha. The Variable Account was established as a separate investment account of United of Omaha under Nebraska law on August 27, 1996. Under Nebraska law, we own the Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Variable Account. Income, gains and losses, whether or not realized, of the Variable Account are credited or charged against the assets of the Variable Account without regard to our other income, gains or losses. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the investment portfolios. We do not make any representations about their future performance. The investment portfolios may fail to meet their goals, and they could go down in value. Each investment portfolio operates as a separate investment portfolio, and the income or losses of one investment portfolio generally have no effect on the investment performance of any other investment portfolio. Complete descriptions of each investment portfolio's investment goals and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the investment portfolios which accompany this Prospectus. Read these prospectuses carefully before you choose an investment portfolio.

ADDING, DELETING, OR SUBSTITUTING VARIABLE INVESTMENT OPTIONS

      We do not control the Series Funds, so we cannot guarantee that any of the investment portfolios will always be available. We retain the right to change the investments of the Variable Account. This means we may eliminate the shares of any investment portfolio held in our Variable Account and substitute shares of another open-end management investment company for the shares of any investment portfolio, if the shares of the investment portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive any necessary SEC and state approval before making such a change.

      If an investment portfolio is eliminated, we will ask you to reallocate any amount in the eliminated investment portfolio. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an exemptive order from the SEC, if required.

      If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as a management investment company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts.

[ ] FIXED RATE OPTIONS (MAY NOT BE AVAILABLE IN ALL STATES)

The actual net effective minimum interest rate, after deduction of the risk charge, is guaranteed to yield 3.3% per year (compounded annually) for the first 10 Policy Years and 3.45% per year thereafter (except in Maryland, where the minimum net rates will yield -0.70% per year for the first ten Policy Years and -0.55% per year thereafter for Accumulation Value of $25,000 or less).

      There are two fixed rate options: a systematic transfer account and a fixed account. With fixed rate options, we bear the investment risk. This means we guarantee that you will earn a minimum interest rate. This minimum interest rate is guaranteed to yield 4.0% per year, compounded annually, in all states except Maryland (the minimum rate is guaranteed to yield 0.0% for Policies issued in Maryland) before deduction of the risk charge. We may declare a higher current interest rate. Whatever interest rate we declare will be guaranteed for at least one year. However, you bear the risk that we will not credit more interest than will yield 4.0% per year (or more than 0.0% in Maryland) for the life of the Policy. We have full control over how assets allocated to fixed rate options are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For additional details regarding the fixed rate options, please see the Policy.

SYSTEMATIC TRANSFER ACCOUNT (may not be available in all states)

All amounts allocated to the fixed rate options become part of the general account assets of United of Omaha. Interests in the general account have not been registered with the SEC and are not subject to the SEC's regulation, nor is the general account registered as an investment company with the SEC. Therefore, SEC staff has not reviewed the fixed account disclosures in this Prospectus.

      The systematic transfer account is the fixed rate option used if you elect to participate in the systematic transfer enrollment program ("STEP program") when you buy the Policy. The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose. You cannot transfer amounts from the STEP program to the fixed account. The allocation and the predetermined dollar amount may not be changed once the STEP program is elected. You must have a minimum of $5,000 in your systematic transfer account in order to participate in the STEP program. The rate of interest credited to each deposit into the systematic transfer account is fixed on the date of deposit and will not be changed. We guarantee that any such interest rate will not yield less than 4.5%. No additional funds may be allocated to the systematic transfer account after you purchase the Policy (except for funds designated on the Policy Application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or for an IRA rollover or transfer).

      Funds allocated to the systematic transfer account must be completely transferred to the Variable Account in 12 months. Transfers from the systematic transfer account do not count toward the 12 free transfers allowed each Policy Year. You may not transfer funds into the systematic transfer account. The systematic transfer account may not be used to practice "market timing," and we may disallow transactions involving this account on that basis.

FIXED ACCOUNT AND SYSTEMATIC TRANSFER ACCOUNT

WE HAVE SOLE DISCRETION TO SET CURRENT INTEREST RATES OF FIXED RATE OPTIONS. WE DO NOT GUARANTEE THE LEVEL OF FUTURE INTEREST RATES OF FIXED RATE OPTIONS, EXCEPT THAT THEY WILL NOT BE LESS THAN THE GUARANTEED MINIMUM INTEREST RATE.

      The fixed account and the systematic transfer account are part of our general account assets. Our general account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate premiums to the fixed account or transfer amounts from the Variable Account to the fixed account. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the fixed rate options. We have sole discretion to invest the assets of our general account, subject to applicable law.

      We guarantee that the Accumulation Value in the fixed account will be credited with an effective annual interest rate which will yield at least 4%, compounded annually. However, we have complete discretion to declare interest in excess of the guaranteed minimum rate, or not to declare any excess interest. You bear this risk. Once declared, we guarantee that any rate will last for at least one year. Different rates of interest may be credited to the systematic transfer account and the fixed account.

      We guarantee that, prior to the payment of the death benefit or at the Policy maturity date, the amount in your fixed account or systematic transfer account will not be less than:

      1. the amount of premiums allocated and Accumulation Value transferred to the fixed account or systematic transfer account, less

      2. that part of the Monthly Deduction allocated to the fixed account or systematic transfer account, less

      3. any premium taxes or other taxes allocable to the fixed account or systematic transfer account, less

      4. any amounts deducted from the fixed account or systematic transfer account in connection with partial withdrawals (including any surrender charges) or transfers to the Variable Account or to a Loan Account, plus

      5.    interest at the guaranteed minimum interest rate, and plus

      6. excess interest (if any) credited to amounts in the fixed account or systematic transfer account.

[ ] TRANSFERS

      Subject to restrictions during the "right to examine" period, you may transfer Accumulation Value from one Subaccount to another, from the Variable Account to the fixed account, or from the fixed account to any Subaccount, subject to these rules:

TRANSFER RULES:

      - We must receive notice of the transfer -- either Written Notice or an authorized telephone transaction.

      - The transferred amount must be at least $500, or the entire Subaccount value if it is less. If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.

      - The first 12 transfers each Policy Year from Subaccounts are free. The rest cost $10 each. This fee is deducted from the amount transferred. We will allow no more than 24 transfers in any Policy Year.

      -     A transfer from the fixed account:

            - may be made only once each Policy Year (unless the dollar cost averaging program is elected);

            -     is free;

            -     may be delayed up to six months (30 days in West Virginia);

            -     does not count toward the 12 free transfer limit; and

            - is limited during any Policy Year to 10% of the fixed account value on the date of the initial transfer during that year.

      - If you transfer amounts from the fixed account to the Variable Account, we can restrict or limit any transfer of those amounts back to the fixed account.

      - Transfers result in the cancellation of accumulation units in the Subaccount from which the transfer is made, and the purchase of accumulation units in any Subaccount to which a transfer is made.

      - We reserve the right to permit transfers from the fixed account in excess of the 10% annual limitation.

THIRD-PARTY TRANSFERS:

      Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. All third-party transfers are subject to the same rules as all other transfers.

[ ] MARKET-TIMING RESTRICTIONS


      The Policy is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the investment portfolio. We discourage these kinds of strategies and transfer activities, which may disrupt portfolio management of the investment portfolios in which the Subaccounts invest (such as requiring the investment portfolio to maintain a high level of cash or causing the investment portfolio to liquidate investments prematurely to pay withdrawals), hurt investment portfolio performance, and drive investment portfolio expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the investment portfolios, the risk exists that the investment portfolios may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected investment portfolio, Owners with Accumulation Value allocated to the corresponding Subaccount (as well as their Beneficiaries and Annuitants) and long-term investors who do not generate these costs.


      United of Omaha has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the investment portfolios or potentially disadvantageous to other Owners with Accumulation Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:

-     the total dollar amount being transferred;

-     the number of transfers you made within the previous 12 months;

-     transfers to and from (or from and to) the same Subaccount;

- whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

- whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

      If we determine that your transfer patterns among the Subaccounts are disruptive to the investment portfolios or potentially disadvantageous to Owners, we will send you a letter notifying you that we are prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter. In addition, we will require that you submit transfer requests in writing via regular U.S. mail for a 90-day period if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period, as follows.

                                                                                             NUMBER OF ROUND TRIP
                                       SUBACCOUNT                                                 TRANSFERS*
-----------------------------------------------------------------------------------          --------------------
Van Kampen UIF Emerging Markets Equity, Van Kampen UIF Core Plus                                      8
   Fixed Income

Alger American Growth, Alger American Small Capitalization, Federated Fund for                        4
   U.S. Government Securities II, Federated Prime Money Fund II, Fidelity VIP
   Asset Manager: Growth, Fidelity VIP Contrafund, Fidelity VIP Equity-Income,
   Fidelity VIP Index 500, Fidelity VIP Mid Cap, MFS Capital Opportunities, MFS
   Emerging Growth, MFS High Income, MFS Research, MFS Strategic Income, Pioneer
   Equity Income VCT, Pioneer Fund VCT, Pioneer Growth Shares VCT, Pioneer Mid-Cap
   Value VCT, Pioneer Real Estate Shares VCT, Pioneer Small Cap Value VCT, Scudder
   VIT EAFE(R) Equity Index, Scudder VIT Small Cap Index, Scudder VS1 Global
   Discovery, Scudder VS1 Growth and Income, Scudder VS1 International

T. Rowe Price Equity Income, T. Rowe Price International Stock, T. Rowe Price                         1
   Limited-Term Bond, T. Rowe Price New America Growth, T. Rowe Price Personal
   Strategy Balanced

*Number of round trip transfers in any 12-month period that will trigger a letter requiring that you submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter.


      In addition to our frequent transfer procedures, managers of the investment portfolios may contact us if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, we will take appropriate action to protect others. In particular, we may, and we reserve the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and we will inform the Owner in writing at his or her address of record. To the extent permitted by applicable law, we reserve the right to reject a transfer request at any time that we are unable to purchase or redeem shares of any of the investment portfolios because of any refusal or restriction on purchases or redemptions of their shares as a result of the investment portfolio's policies and procedures on market timing activities or other potentially abusive transfers. We also reserve the right to implement and administer redemption fees imposed by one or more of the investment portfolios in the future. You should read the prospectuses of the investment portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.



      In our sole discretion, we may revise our market timing procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners or investment portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We will apply any such revised market timing procedures uniformly to all Owners without special arrangement, waiver, or exception. We may change our parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Policies that it believes are connected (for example, two Policies with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).



      We do not include in these limitations transfers made pursuant to the dollar cost averaging, asset allocation or rebalancing programs. We may vary market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. We may not always apply these detection methods to Subaccounts investing in investment portfolios that, in our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers. We do not accommodate frequent transfers among Subaccounts; provided, however, that a number of round trip transfers is permitted in any 12 month period as set forth in the table above.



      Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Policy may also limit our ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or investment portfolio shareholders involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our market timing procedures will detect every potential market timer, but we apply our market timing procedures uniformly to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the investment portfolios, we cannot guarantee that the investment portfolios will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.



      Because the United of Omaha cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. As a result of the limits of the Company's operational systems and technology, and variations in other insurance companies' policies and procedures to deter and detect harmful transfer activity, there is a risk that some Owners may engage in harmful transfer activity and other Owners will bear the costs associated with any such activity.


[ ] DOLLAR COST AVERAGING

The dollar cost averaging and the STEP program are intended to result in the purchase of more accumulation units when the accumulation unit value is low, and fewer units when the accumulation unit value is high. However, there is no guarantee that either program will result in higher Accumulation Value or otherwise be successful.

      Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). You can begin dollar cost averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the dollar cost averaging program are:

DOLLAR COST AVERAGING RULES:

      -     The dollar cost averaging program is free.

      - We must receive notice of your election and any changed instruction -- either Written Notice or an authorized telephone transaction.

      - Automatic transfers can occur monthly, quarterly, semi-annually, or annually.

      - There must be at least $5,000 of Accumulation Value in the Subaccount or fixed account from which transfers are being made to begin dollar cost averaging.

      - Amount of each transfer must be at least $100, and must be $50 per Subaccount.

      - If transfers are made from the fixed account, the maximum annual transfer amount is 10% of that account's value at the time of the first dollar cost averaging transfer during that Policy Year. There is no maximum transfer amount limitation applicable to any of the Subaccounts.

      - Dollar cost averaging program transfers cannot begin before the end of a Policy's "right to examine" period.

      - You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.

      - You can limit the number of transfers to be made, in which case the program will end when that number has been made, as long as there are sufficient funds to make the number of transfers requested. Otherwise, the program will terminate on the transfer date when the amount in the applicable Subaccount or the fixed account is less than $100 prior to a transfer.

      - Transfers made according to the dollar cost averaging program do not count in determining whether a transfer fee applies.

[ ] SYSTEMATIC TRANSFER ENROLLMENT PROGRAM ("STEP PROGRAM")
    (NOT AVAILABLE IN PUERTO RICO)

You cannot transfer amounts from the STEP account to the fixed account.

      The STEP program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial premium from a fixed interest rate account into variable investment options within 12 months. You cannot transfer funds from the STEP account into the fixed account. If you want to move funds from a fixed interest rate account into variable investment options over a longer time period using the same concept, then you should use the dollar cost averaging program. We may credit different interest rates to amounts in the systematic transfer account than to amounts in the regular fixed account.

STEP PROGRAM RULES:

-     The STEP program is free.

- Must have at least $5,000 in the systematic transfer account to begin the program.

- Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the systematic transfer account in 12 equal monthly payments.

-     Transfers must be at least $50 per Subaccount.

- No new premiums may be allocated to this account after you purchase the Policy, except for funds designated in the application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or for an IRA rollover or transfer.

- Upon receipt of funds by Section 1035 exchange or for an IRA rollover or transfer, the 12 monthly payment requirement is restarted and the minimum monthly transfer amount is recalculated.

-     Cannot begin before the end of the Policy's "right to examine" period.

- You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, the transfer will be made on the next Business Day). If you do not select a start date, the STEP program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.

-     No transfers may be made into the systematic transfer account.

- No portion of any loan repayment will be allocated to the systematic transfer account.

- All funds remaining in the systematic transfer account on the date of the last monthly transfer will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.

- The STEP program ends the earlier of the date when all amounts in the systematic transfer account have been transferred or the date of the last monthly STEP program transfer.

[ ]   ASSET ALLOCATION PROGRAM

      The asset allocation program allows you to allocate premiums and Accumulation Value among designated Subaccounts and the fixed account. You can specify your own desired allocation instructions, or you can choose to use one of the five asset allocation models outlined below. The asset allocation program does not protect against a loss, and might not achieve your goal.

ASSET ALLOCATION PROGRAM RULES:

      -     The asset allocation program is free.

      - You must request the asset allocation program in the Policy application or by Written Notice or an authorized telephone transaction.

      - Changed instructions, or a request to end this program, must also be by Written Notice or an authorized telephone transaction.

      - You must have at least $10,000 of Accumulation Value (other than amounts in a Loan Account) to begin the asset allocation program.

      - Transfers made pursuant to this program do not count in determining whether a transfer fee applies.

      - The asset allocation program will automatically rebalance your value in the Subaccounts to the model you select on an annual basis, unless you designate semiannual or quarterly rebalancing. Your value in the Subaccounts will be rebalanced to the then-current version of the model in effect.

      - We will not change an investment portfolio that is included in a model unless the portfolio is liquidated. If an investment portfolio is liquidated, you will receive multiple notices, and have an opportunity to elect a revised model. You will also have the option to invest the funds in the liquidated investment portfolio in another model or in any remaining investment portfolio. If you do not elect to participate in the revised model or any other investment option, your funds in the liquidated investment portfolio will be transferred to the Federated Prime Money Fund II. There will be no charge for any transfer of funds from the liquidated investment portfolio to the revised model, the Federated Prime Money Fund II, or any other investment option, and any such transfer or allocation will not count toward the 12 free transfer limit.

      The asset allocation program does not protect against a loss, and may not achieve your goal.

                             ASSET ALLOCATION MODELS
                               CURRENT ALLOCATIONS

                                            PRINCIPAL        PORTFOLIO         INCOME          CAPITAL             EQUITY
                                            CONSERVER        PROTECTOR         BUILDER       ACCUMULATOR          MAXIMIZER
                                         (conservative)     (moderately       (moderate)     (moderately        (aggressive)
              PORTFOLIO                         %          conservative) %        %           aggressive) %          %
--------------------------------------   --------------  -----------------  -------------  -----------------   --------------
Fidelity VIP Index 500                         20                15                15              15                15
MFS Capital Opportunities Series                0                 5                10              15                20
Pioneer Mid-Cap Value VCT                       0                 5                10              15                20
T. Rowe Price Equity Income                     0                 5                10              15                20
T. Rowe Price International Stock               0                10                15              15                20
T. Rowe Price Limited-Term Bond                50                30                 0               0                 0
Van Kampen UIF Emerging Markets Equity          0                 0                 0               5                 5
Van Kampen UIF Core Plus Fixed Income          30                30                40              20                 0

[ ]   REBALANCING PROGRAM

      The rebalancing program allows you to rebalance part or all of your Accumulation Value among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual or annual basis. Rebalancing utilizes your allocation instructions in effect at the end of the STEP program period. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

REBALANCING PROGRAM RULES:

      -     The rebalancing program is free.

      - You must request the rebalancing program and give us your rebalancing instructions by Written Notice or by an authorized telephone transaction. Changed instructions or a request to end this program must be by Written Notice.

      - You must have at least $10,000 of Accumulation Value (other than amounts in a Loan Account) to begin the rebalancing program.

      -     You may have rebalancing occur quarterly, semi-annually or annually.

      - Transfers made pursuant to this program do not count in determining whether a transfer fee applies.

      The rebalancing program does not protect against a loss and may not achieve your investment goals.

IMPORTANT POLICY PROVISIONS

      The Ultra Variable Life Policy is a flexible premium variable life insurance policy. The Policy provides a death benefit and, as a variable insurance policy, allows you to invest your Accumulation Value in variable or fixed rate options where any gain accumulates on a tax-deferred basis. Some key rights and benefits under the Policy are summarized in this Prospectus; however, you must refer to the Policy for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy remains in force until surrendered for its Cash Surrender Value, or until all proceeds have been paid as a death benefit, or until it lapses because premiums paid and its Accumulation Value are insufficient to keep the Policy in force and the No-Lapse Period is not in effect (which can occur because insufficient premiums have been paid), or if a Policy loan exists, the Cash Surrender Value is equal to or less than the amount of the loan.

[ ]   POLICY APPLICATION AND PREMIUM PAYMENTS

      Applications for the Ultra Variable Life Policy are no longer accepted.

PREMIUM PAYMENTS

      Your premium checks should be made payable to "United of Omaha Life Insurance Company." We may postpone crediting to your Policy any payment made by check until your bank has honored the check. We may also postpone crediting any premium until your allocation instructions are in good order. Payment by certified check, banker's draft, or cashier's check will be promptly applied. You may change your premium allocation instructions by sending us Written Notice or through an authorized telephone transaction. The change will be effective on the date we receive your Written Notice or authorization. The change will apply to any additional premiums received on or after the date we receive your Written Notice or authorization. Under our electronic funds transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources. We reserve the right to change the following premium payment requirements.

Additional Premium Payments:

      - Additional premiums can only be paid until the insured's age 100 (except as may be required in a grace period).

      - If a premium increases the specified amount of insurance coverage, it is subject to the insured's continued insurability and our underwriting requirements, which may include evidence of continued insurability.

      - Must be at least enough to maintain the specified amount of insurance coverage you purchased.

      - Planned premiums may be paid annually, semiannually, or at other intervals we offer. Beginning with the second Policy Year, you may change the planned premium once each year, subject to our approval. The planned premium is flexible. Because the Policy's Accumulation Value can fluctuate depending upon the performance of your selected variable investment options, payment of the planned premiums does not guarantee that your Policy will remain in force. Your Policy can lapse even if you pay all planned premiums in full and on time. However, there may be a "no-lapse" period, described below.

      - If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment, otherwise it will be treated as a premium and added to the Accumulation Value.

      - Additional premiums are applied pursuant to your current investment allocation instructions, unless you give us different instructions by Written Notice or authorized telephone transaction at the time you make an additional premium payment.

      - We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the Internal Revenue Code.

[ ]   ACCUMULATION VALUE

      On your Policy's date of issue the Accumulation Value equals the initial net premium less the Monthly Deduction for the first month. The net premium is the premium less the premium charge for taxes (3.75%) and premium processing expenses ($2.00). On the date of each Monthly Deduction after the date of issue, the Accumulation Value equals:

      (a)   the total of the values in each Subaccount; plus

      (b)   the accumulation value of the fixed account; plus

      (c)   the accumulation value of the systematic transfer account; plus

      (d)   the accumulation value of any Loan Account; less

      (e)   the Monthly Deduction for the current month.

      On any date other than the date of a Monthly Deduction the Accumulation Value equals:

      (a) the totals of the values in each Subaccount on the date of calculation; plus

      (b) the accumulation value of the Loan Account on the date of calculation; plus

      (c) the accumulation value of the systematic transfer account on the date of calculation; plus

      (d) the accumulation value of the fixed account on the date of calculation.

      The value for each Subaccount equals:

      (a) the current number of accumulation units for that Subaccount; multiplied by

      (b)   the current accumulation unit value.

      Each net premium, Monthly Deduction, transfer, loan and loan repayment, and partial withdrawal allocated to a Subaccount is converted into accumulation units. This is done by dividing the dollar amount by the accumulation unit value for the applicable Subaccount for the Valuation Period during which it is allocated to or cancelled from the Subaccount. The accumulation unit value of any Subaccount may increase or decrease from one Business Day to the next to reflect the investment performance of the corresponding investment portfolio.

      The SAI contains more details regarding the calculation of the accumulation unit value. The SAI also describes the calculation of the Accumulation Value for the fixed account and the systematic transfer account.

      The Cash Surrender Value is the Accumulation Value as of the date of surrender, less any outstanding Policy loans and unpaid loan interest and less any applicable surrender charge.

[ ]   LAPSE AND GRACE PERIOD

LAPSE

      Because the Policy's Accumulation Value can fluctuate depending upon the performance of your selected variable investment options, your Policy can lapse, even if you pay all planned premiums on time.

      No Policy Loan exists: The Policy will lapse if, on the date of a Monthly Deduction, the Accumulation Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment.

      A Policy Loan exists: The Policy will lapse on the date of a Monthly Deduction when the Cash Surrender Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and any loan interest due, and a grace period expires without a sufficient premium payment.

          A lapse of the Policy may result in adverse tax consequences.

      NO-LAPSE PERIOD

      The Policy will not lapse during a No-Lapse Period, even if the Cash Surrender Value is insufficient to pay the Monthly Deduction, if you meet the minimum monthly premium or the target monthly premium requirements and the following rules:

      -     The Policy has never been reinstated;

      - There is no additional insured term insurance rider covering the insured attached to the Policy;

      - There is both a minimum No-Lapse Period and a lifetime No-Lapse Period, and they have different minimum monthly premium requirements that must be met in order for the No-Lapse Period guaranty to apply. The respective (minimum or lifetime) monthly premium requirement is met on the date of any Monthly Deduction when the total premiums paid since the Policy's date of issue, less any partial withdrawals, accumulated at 4% interest, less any outstanding Policy loan, equals or exceeds the required monthly premium, accumulated at 4% interest. (The minimum and lifetime required monthly premiums and No-Lapse Periods are shown on the Policy's data pages.)

      - The No-Lapse period will vary from state to state and the lifetime No-Lapse period is not available in all states.

      GRACE PERIOD

      Although the Policy can lapse, we allow you a 61-day grace period to make a premium payment sufficient to cover the Monthly Deduction and any loan interest due.

      - We will mail notice to you of the insufficiency within 30 days of the start of the grace period.

      - If the necessary additional premium payment is not received, the Policy terminates as of the first day of the grace period.

      - Payment received during a grace period is first applied to repay Policy loans and interest on those loans, before the remaining amount is applied as additional premium to keep the Policy in force, unless otherwise specified.

      - Insurance coverage continues during the grace period, but the Policy is deemed to have no Accumulation Value for purposes of Policy loans, surrender and partial withdrawals.

      - If the insured dies during the grace period, the death benefit proceeds payable equal the amount of death benefit in effect immediately prior to the date the grace period began less any due and unpaid Monthly Deduction and unpaid loan interest.

[ ]   CONTINUATION OF INSURANCE

      If no additional premiums are paid, the Policy will continue as follows:

            (a) if there are no outstanding Policy loans, until the Accumulation Value is not enough to pay the Monthly Deduction, subject to the No-Lapse Period provision of the Policy, if applicable, and the grace period provision of the Policy;

            (b) if there are any outstanding Policy loans, until the Cash Surrender Value is not enough to pay the Monthly Deduction and any unpaid loan interest, subject to the No-Lapse Period provision of the Policy, if applicable, and the grace period provision of the Policy; or

            (c)   until the maturity date

      whichever occurs first.

      We will pay you any remaining Accumulation Value less any outstanding Policy loan and unpaid loan interest at maturity if the insured is then living and coverage beyond maturity is not elected.

[ ]   MATURITY DATE

      The Policy's maturity date is the Policy Anniversary next following the insured's 100th birthday. On the maturity date, we will pay you the Policy's Accumulation Value, less any loan and unpaid loan interest, if: (a) the insured is then living; (b) this Policy is in force; and (c) coverage beyond maturity is not elected. The Policy may terminate prior to the maturity date as described above under the lapse and grace period provision. If the Policy does continue in force to the maturity date, it is possible there will be little or no Cash Surrender Value at that time.

[ ]   PAID-UP LIFE INSURANCE (where a Policy loan exists)

      You can use this rider provision, under certain circumstances, to keep the Policy from lapsing when you have a large Policy loan (or loans) outstanding. This rider is not available in New Jersey or Florida, and may not be available in other states. In addition, this rider is not available for Policies issued before May 1, 1999. If you are age 75 or older and have had your Policy for 15 years, you can exercise the right to elect this Policy rider that provides that your Policy will never lapse and will provide paid-up life insurance, even if the Policy would otherwise soon lapse. We will deduct 3% of the Accumulation Value on the date you exercise this rider. Additional requirements on the date you exercise this rider are:

      - The Policy loan balance cannot exceed 96% of the Accumulation Value. Any loan exceeding this amount must be repaid.

      - The Policy loan balance must exceed the specified amount of insurance coverage.

      - Policy loans taken in the last 36 months must be less than 30% of the entire amount of Policy loans outstanding.

      - Any additional insured term riders attached to your Policy must be removed.

      - After the rider is in effect, we will not accept any additional premium, nor will we allow any changes in the specified amount of insurance coverage or death benefit option. In Maryland, the Monthly Deductions will be zero after exercise of this rider.

      - After exercise of this rider, all amounts not allocated to the Loan Account must be allocated to the fixed account.

      The amount of paid-up life insurance provided by this provision equals the Accumulation Value on the date you elect this guarantee, less the 3% deduction, with the resulting difference multiplied by 105%. On that date this amount will become the specified amount of insurance coverage under the Policy. The death benefit under the Policy will be the greatest of:

      (a) the current specified amount of insurance coverage on the date of death; or

      (b) the Policy's Accumulation Value on the date of death, plus the corridor amount described in the Policy for the insured's attained age; or

      (c) the Policy's loan balance on the date of death, plus the corridor amount for the insured's attained age.

      The death benefit payable will be reduced by any loan balance. The corridor percentage will not be less than 1%.

      We believe this provision, when exercised, will prevent the Policy from lapsing. The Internal Revenue Service's position on this point is unclear, and we do not warrant any tax effect. You should consult your tax adviser before exercising this rider provision.

[ ]   REINSTATEMENT

      If the Policy lapses because a grace period ended without a sufficient premium payment being made and the Policy has not been surrendered for cash, you may reinstate it within five years of the date of lapse and prior to the maturity date. To reinstate, we must receive:

      -     written application signed by you and the insured;

      -     evidence of the insured's insurability satisfactory to us;

      -     enough payment to continue this Policy in force for three months;
            and

      - repayment or reinstatement of any outstanding Policy loan, together with unpaid loan interest from the date of lapse.

      On a reinstated Policy, there will be a re-establishment of surrender charges, if any, measured from the original date of issue.

      The effective date of reinstatement will be the date we approve the application for reinstatement.

      The specified amount of insurance coverage of the reinstated Policy may not exceed the specified amount of insurance coverage at the time of lapse. The Accumulation Value on the effective date of reinstatement will equal the amount of reinstatement premium plus any applicable surrender charge measured from the original date of issue to the date of reinstatement, and less the Monthly Deduction for the current Policy Month.

      Any prior no-lapse period is no longer in effect after the Policy has been reinstated.

[ ]   COVERAGE BEYOND MATURITY

      At least 30 days before the maturity date of the Policy, you may elect to continue the Policy in force beyond the maturity date. The election must be made by Written Notice. The following will apply:

The tax consequences of continuing a Policy beyond the insured's age 100 are unclear. Please consult a tax adviser.

      - We will maintain your allocation of Accumulation Value to the Subaccounts and the fixed account according to your instructions.

      -     The cost of insurance charge will be zero.

      -     The risk charge will be zero.

      -     The administrative charge will be zero.

      -     The corridor percentage will be fixed at 101%.

      -     The death benefit option will be Option 1.

      - Any riders (except the paid-up life insurance rider) attached to the Policy that are then in force will terminate.

      - The insured's date of death will be considered the Policy's maturity date.

      -     You cannot pay any more premiums.

      - All other rights and benefits as described in the Policy will be available during the insured's lifetime.

      - The Policy's death benefit, net of loan interest and any outstanding loan balance, will be extended past the original maturity date, even if the Policy has no Cash Surrender Value.

      - Any loan outstanding when the Policy is continued past the maturity date will continue to accrue interest expense.

      The tax consequences associated with extending coverage beyond maturity are unclear. A tax adviser should be consulted before making such an election.

[ ]   DELAY OF PAYMENTS

      We will usually pay any amounts from the Variable Account requested as a Policy loan, partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

      We may defer payment of Policy loans, partial withdrawals or a cash surrender from the fixed account for up to six months (30 days in West Virginia) from the date we receive your Written Notice.

      We reserve the right to delay payments of loans, partial withdrawals or a cash surrender from the Subaccounts and the fixed account until all of your premium payments have been honored by your bank.

EXPENSES

      The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less. THESE CHARGES AND FEES WILL REDUCE THE VALUE OF YOUR POLICY AND THE RETURN ON YOUR INVESTMENT. Each Series Fund also deducts expenses from each investment portfolio; those expenses are described in each investment portfolio prospectus.

[ ]   DEDUCTIONS FROM PREMIUM

TAX CHARGE - 3.75% OF EACH PREMIUM PAYMENT

      Many states and municipalities impose a premium tax on us, ranging from 0.75% to 5.0%. We also incur a federal income tax liability under Internal Revenue Code Section 848 (a deferred acquisition cost tax) upon Policy premium collected. We deduct 3.75% of each Policy premium payment we receive to cover these expenses. (In Oregon, this deduction does not include state and municipality premium tax expenses.) Please note that the actual federal and state taxes that we will pay on a particular Policy may be more or less than the amount we collect.

PREMIUM PROCESSING CHARGE - $2 PER PAYMENT

     We deduct $2 from each Policy premium payment we receive to cover our premium processing expenses.

[ ]   MONTHLY DEDUCTION

      We deduct a Monthly Deduction from the Policy's Accumulation Value on the date of issue and on each monthly anniversary of the date of issue (the "Monthly Deduction Date"), consisting of: (1) the COST OF INSURANCE CHARGE; (2) the RISK CHARGE; (3) the ADMINISTRATIVE CHARGE; and (4) the COST OF RIDERS.

      Charges based on the Accumulation Value are calculated before the Monthly Deduction is deducted, but reflect charges deducted from Subaccount assets. The Monthly Deduction is deducted pro rata from the Accumulation Value in the Subaccounts and the fixed account. The Monthly Deduction results in the cancellation of accumulation units in the Subaccounts and the fixed account. There is no Monthly Deduction after the Policy Anniversary next following the insured's 100th birthday if coverage beyond maturity is elected.

COST OF INSURANCE CHARGE

      The cost of insurance charge is for providing insurance protection under the Policy. The amount of the current charge is based on the issue age, sex (except in Montana), risk and rate class of the insured, the current specified amount of insurance coverage, and the length of time the Policy has been in force. Based on our underwriting, you will be placed in the following underwriting categories (from highest cost of insurance charge to lowest): substandard, standard, preferred and preferred plus. Also, tobacco users will pay higher cost of insurance charges in each of the classes except for preferred plus which does not include tobacco users. We may use current cost of insurance charges less than those shown in the Policy, and reserve the right to change the cost of insurance charges. Changes will be by class and based on changes in future expectations of factors such as investment earnings, mortality, persistency and expenses. We expect a profit from this charge.

      The cost of insurance each month equals:

      -     The Net Amount at Risk for the month; multiplied by

      - The cost of insurance charge per $1,000 of specified amount of insurance coverage (which is set forth in the Policy) multiplied by the specified amount of insurance coverage; divided by

      -     $1,000.

      The Net Amount at Risk in any month equals:

      -     The death benefit; less

      - The Accumulation Value after deducting the rider charge, if any, the mortality and expense risk charge and the administrative charge for the current month.

RISK CHARGE

      The risk charge is for the mortality risks we assume -- that insureds may live for shorter periods of time than we estimate, or the Accumulation Value is not enough to keep the Policy in force during the No-Lapse Period -- and also compensates us for our expenses incurred to administer the Policy. In Policy Years 1 through 10, this risk charge is equivalent to an annual charge of 0.70% of the Accumulation Value. In Policy Years 11 and later, this risk charge currently is equivalent to an annual charge of 0.55% of the Accumulation Value up to $25,000, and is 0.15% of the Accumulation Value in excess of $25,000. We can increase the risk charge after Policy Year 10 but it will never exceed a maximum charge of 0.55% of the Accumulation Value. The charge is deducted as 0.05833% of the Accumulation Value, deducted on the date the Monthly Deduction is assessed, for the first 10 Policy Years. For Policy Years after Year 10, the charge deducted on the date the Monthly Deduction is assessed is 0.04583% of the Accumulation Value for Accumulation Value up to and including $25,000, and 0.0125% of the Accumulation Value for Accumulation Value in excess of $25,000 (which we may increase to a maximum charge of 0.04583%). If this charge exceeds our actual costs to cover death benefits and expenses, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

ADMINISTRATIVE CHARGE - $7 PER MONTH

      The administrative charge partially compensates us for our costs in issuing and administering the Policy and operating the Variable Account.

COST OF RIDERS CHARGE (riders may not be available in all states)

The following Policy riders are available for the cost detailed below.

Additional Insured Rider. This rider provides term insurance, for the primary insured at a cost equal to the amount of insurance coverage provided by the rider, multiplied by the rider's cost of insurance charge for each $1,000 of benefit amount, divided by 1,000. The amount of the insurance coverage provided by the rider cannot exceed two times the base Policy's specified amount of insurance coverage. This charge is based on the primary insured's issue age, sex (except in Montana), and risk and rate class. The charge for this rider increases on an annual basis.

Accidental Death Benefit Rider. This rider provides additional coverage in the event of an accidental death, at a cost which is a fixed rate determined by the insured's attained age and sex (just age in Montana) per each $1,000 of rider coverage elected, multiplied by the rider benefit amount, divided by $1,000. The rider benefit amount cannot exceed one-half of the base Policy's specified amount of insurance coverage.

Disability Rider. This rider provides a benefit in the event of disability of the Owner, at a cost which is a fixed rate determined by the insured's attained age and sex (just age in Montana) per each $1.00 of rider monthly deduction elected, multiplied by the amount of the monthly deduction.

Paid-Up Life Insurance Rider. This rider guarantees that your Policy will remain in force as paid-up life insurance if there is a Policy loan and certain conditions are met. Its cost is 3% of your Accumulation Value on the date you exercise the rider benefit. (This rider is described in the IMPORTANT POLICY PROVISIONS section, above.)

Waiver of Surrender Charge Rider. No cost.

Accelerated Death Benefit Rider. This rider provides a full payout of the lesser of 94% of the Policy's death benefit (88% in Washington and 96% in New Jersey), or $500,000, for the primary insured with satisfactory evidence of a 12-month life expectancy or less (24 months in Washington and 6 months in New Jersey). There is no premium or cost of insurance charge for this rider, but upon exercise of this rider you in affect forfeit 6% of the Policy's death benefit (12% in Washington and 4% in New Jersey). This rider automatically attaches to all Policies with face amounts between $50,000 and $500,000. If this rider option is exercised, all other riders and the base Policy will terminate.

[ ]   TRANSFER CHARGE - $10 (FIRST 12 ARE FREE)

      The first 12 transfers from the Subaccounts each year are free. A transfer fee of $10 may be imposed for any transfer from the Subaccounts in excess of 12 per Policy Year. There is no fee for transfers from the fixed account but only one transfer from the fixed account can be made per Policy Year (unless you have elected the dollar cost averaging program). Simultaneous requests are treated as a single request. We will not impose the fee for transfers that are not the result of your request. The transfer fee is deducted from the amount transferred on the date of transfer. Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to the transfer charge. See the sections of this Prospectus describing those programs for the rules of each program.

[ ]   SURRENDER CHARGE

      Upon a total surrender or partial withdrawal from your Policy, we may deduct a surrender charge from the amount of the surrender or partial withdrawal. If the Policy's current specified amount of insurance coverage is decreased, we may deduct a surrender charge from the Accumulation Value based on the amount of the decrease. The surrender charge varies by issue age, sex (except in Montana), risk and rate class, the length of time your Policy has been in force and the specified amount of insurance coverage. For example, for a male age 31 at issue, in the nontobacco risk class and the preferred rate class, the surrender charge is $10.00 for each $1,000.00 of specified amount of insurance coverage in the first five years, declining to $1.00 per $1,000.00 in the 12th year and zero thereafter. Generally, the surrender charge is higher the older you are when the Policy is issued, subject to state nonforfeiture requirements (which generally limits surrender charges at higher ages). The highest aggregate surrender charge is $53 for each $1,000 of specified amount of insurance coverage in the first year, declining to $10 per $1,000 in the ninth year and zero thereafter. The length of the surrender charge period varies depending upon the Policy Owner's issue age: the period is 12 years through age 52, 11 years at age 53, 10 years at age 54, and 9 years at age 55 and thereafter. Your specific charge is specified in your Policy data pages.

      The surrender charge will not cover our cost of distributing the Policies. Any deficiency is met from our general funds, including amounts derived from the risk charge and the administrative charge (each described above).

SURRENDER CHARGE WAIVERS (NOT AVAILABLE IN ALL STATES)

      We will waive the surrender charge upon partial withdrawals and surrenders in the following situations. Each waiver may not be available in all states and the terms within each provision may vary by state. Refer to the waiver of withdrawal provisions in your Policy for the waivers allowed by your state. ("You" and "your" refer to the Policy owner, not the insured if different).

Hospital and Nursing Home Waiver:

      Any partial withdrawal or surrender made pursuant to your confinement, upon the recommendation of a licensed physician, to the following facilities for 30 or more consecutive days: (a) a hospital licensed or recognized as a general hospital by the state in which it is located; (b) a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; (c) a Medicare certified hospital; (d) a state licensed nursing home with a registered nurse on duty 24 hours a day; and (e) a Medicare certified long-term care facility. This waiver only applies to partial withdrawals and surrenders requested no later than 91 days after the last day of confinement to such facility. Proof of confinement must be provided. The nursing home waiver is not available if any Owner is confined to a nursing home or hospital facility on the date of issue (except in Pennsylvania). We will not accept any additional premiums under your Policy once you elect this waiver.

Disability Waiver:

      Any partial withdrawal or surrender while you are physically disabled. We may require proof of such disability, including written confirmation of approval of any claim for Social Security Disability Benefits. Proof of continued disability may be required through the date of any partial withdrawal or surrender. We reserve the right to have any Owner claiming such disability examined by a licensed physician of our choice and at our expense. We will not accept any additional premiums under your Policy once you elect this waiver.

      The disability waiver is not available if any Owner is receiving Social Security Disability Benefits on the date of issue (except in certain states) or is age 65 or older on the date of withdrawal.

Terminal Illness Waiver (Limited Life Expectancy Waiver in Pennsylvania):

      Any partial withdrawal or surrender after you are diagnosed with a terminal illness. A terminal illness is a medical condition that, with a reasonable degree of medical certainty, will result in your death within 12 months or less (24 months or less in Washington). We may require proof of such illness including written confirmation from a licensed physician. We reserve the right to have you examined by a licensed physician of our choice and at our expense. We will not accept any additional premiums under your Policy once you elect this waiver.

      The terminal illness waiver is not available if you are diagnosed with a terminal illness prior to or on the date of issue (except in certain states).

Unemployment Waiver:

      Any partial withdrawal or surrender in the event you become unemployed. The unemployment waiver is available upon submission of a determination letter from a state department of labor indicating you received unemployment benefits for at least 60 consecutive days prior to the election of such waiver. The unemployment waiver may be exercised only once and is not available if you are receiving unemployment benefits on the date of issue of the Policy (except in Pennsylvania).

Transplant Waiver:

      Any partial withdrawal or surrender if you undergo transplant surgery as an organ donor or recipient for the following body organs: heart, liver, lung, kidney, pancreas; or as a recipient of a bone marrow transplant. Within 91 days of surgery, you must submit a letter from a licensed physician (who is not the Owner or insured of this Policy) stating that you underwent transplant surgery for any of these organs. We reserve the right to have you examined by a physician of our choice and at our expense. This waiver may be exercised only once per transplant surgery.

Residence Damage Waiver:

      Any partial withdrawal or surrender if your primary residence suffers physical damage in the amount of $50,000 or more. To claim this waiver, send us a certified copy of a licensed appraiser's report stating the amount of the damage. This certified copy must be submitted within 91 days of the date of the appraiser's report. We reserve the right to obtain a second opinion by having the affected residence inspected by a licensed appraiser of our choice and at our expense, and to rely upon our appraiser's opinion. This waiver may be exercised only once per occurrence.

Death of Spouse or Minor Dependent Waiver:

      Partial withdrawals of the following percentage of Accumulation Value made within six months of your spouse's or minor dependent(s)' death: death of spouse, 50%; death of minor dependent(s), 25%. We must receive proof of death. This waiver may be exercised once for a spouse and once for each minor dependent, subject to no more than 50% of the Accumulation Value being withdrawn pursuant to this waiver each year. Subsequent withdrawals, or withdrawals above the waiver limit, are subject to the surrender charge.

[ ]   SERIES FUND CHARGES; INVESTMENT ADVISORY FEES

      Each investment portfolio of the Series Fund is responsible for its own expenses. The net asset value per share for each investment portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each investment portfolio's prospectus which accompanies this Prospectus. These charges could be higher or lower in the future.

POLICY DISTRIBUTIONS

      The principal purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or surrender the Policy for its Cash Surrender Value. Taxes, tax penalties and surrender charges may apply to amounts taken out of your Policy. Depending on the circumstances, receipt of a Policy loan may have federal income tax consequences. You may wish to consult your tax adviser before requesting a Policy loan.

[ ]   POLICY LOANS

                     AMOUNT YOU CAN BORROW                                              LOAN INTEREST RATE
---------------------------------------------------------------   -----------------------------------------------------------
Standard Policy Loan.  After the first Policy Year (at any time   Standard Policy Loan.  Net annual loan interest rate of 2%:
in Indiana), you may borrow up to 100% of the Cash Surrender      we charge an interest rate in advance with a 6% effective
Value, less loan interest to the end of the Policy Year, and      annual yield, but we also credit an interest rate with an
less a Monthly Deduction that is sufficient to continue the       effective annual yield of 4% to any amounts in the Loan
Policy in force for at least one month.                           Account.

Preferred Policy Loan. Available beginning in the 10th Policy     Preferred Policy Loan.  Net annual loan interest rate of
Year.  Any loan outstanding at the beginning of the 10th Policy   0%:  we charge an interest rate in advance with a 6%
Year will become a preferred Policy loan from that point          effective annual yield, but we also credit an interest rate
forward.                                                          with an effective annual yield of 6% to any amounts in the
                                                                  Loan Account.

      We believe a preferred Policy loan will not affect tax treatment of the Policy, but tax law is unclear on this point and we do not warrant its tax effect.

      You may wish to consult your tax adviser before taking a preferred Policy loan.

LOAN RULES:

-     The Policy must be assigned to us as sole security for the loan.

- We will transfer all loan amounts from the Subaccounts and the fixed account to a Loan Account. The amounts will be transferred on a pro rata basis. Transfers from the Subaccounts will result in the cancellation of accumulation units.

- Loan interest is due on each Policy Anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest from the Subaccounts and the fixed account to the Loan Account on a pro rata basis.

- All or part of a loan may be repaid at any time while the Policy is in force. We will deduct the amount of a loan repayment from the Loan Account and allocate that amount among the Subaccounts and the fixed account in the same percentages as the Accumulation Value is allocated on the date of repayment. We will treat any amounts you pay us as a premium unless you specify that it is a loan repayment.

- The death benefit proceeds will be reduced by the amount of any loan outstanding and unpaid loan interest on the date of the insured's death.

- We may defer making a loan for six months (30 days in West Virginia) unless the loan is to pay premiums to us.

[ ]   SURRENDER

      While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a surrender, all your rights in the Policy end.

SURRENDER RULES:

For amounts allocated to the fixed account and the systematic transfer account, the Cash Surrender Value is equal to or greater than the minimum Cash Surrender Values required by the state in which the Policy was delivered. The value is based on the Commissioners 1980 Standard Ordinary Mortality Table, the insured's age at last birthday, with interest which yields 4% on an annual basis.

      -     The Policy must be returned to us to receive the Cash Surrender
            Value.

      -     A surrender charge may apply.

      - The maximum applicable Surrender Charge is described in your Policy and the Expenses section of this Prospectus.

      -     Surrenders may have tax consequences. See "Federal Tax Matters".

      - We may defer payment from the fixed account or the systematic transfer account for up to six months (30 days in West Virginia).

[ ]   PARTIAL WITHDRAWALS

      After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any surrender charge will be deducted from the Accumulation Value on the date we receive your request (either by Written Notice or, for amounts of $10,000 or less, by an authorized telephone transaction). Amounts withdrawn may be subject to a surrender charge (as defined in the Policy and the EXPENSES section of this Prospectus) unless one of the surrender charge waiver provisions is applicable.

      If Death Benefit Option 1 (described below) is in effect, then the current specified amount of insurance coverage will be reduced by the amount of any partial withdrawal and the Accumulation Value will be reduced by (a) the amount of the withdrawal, plus (b) the surrender charge applicable to the decrease in the current specified amount of insurance coverage. We will send you an amendment showing the new specified amount of insurance coverage after the withdrawal.

      If Death Benefit Option 2 (described below) is in effect, the Accumulation Value will be reduced by the amount of the partial withdrawal (but the specified amount of insurance coverage will not change).

PARTIAL WITHDRAWAL RULES:

- The minimum partial withdrawal amount is $250; the maximum is an amount such that the remaining Cash Surrender Value is not less than $500 and the specified amount of insurance coverage is at least $100,000 in Policy Years 1-5, and at least $50,000 thereafter.

- Partial withdrawals result in cancellation of accumulation units from each applicable Subaccount. Unless you instruct us otherwise, we will deduct withdrawal amounts from the Subaccounts, the fixed account and the systematic transfer account on a pro rata basis. No more than a pro rata amount may be withdrawn from the fixed account and the systematic transfer account.

- Withdrawals from the systematic transfer account will not affect the minimum monthly transfer amount from that account, so they will cause the total amount to be transferred to be completed in less time than originally anticipated.

- We reserve the right to defer withdrawals from the fixed account and the systematic transfer account for up to six months (30 days in West Virginia) from the date we receive your request.

- Partial withdrawals may change the minimum and target monthly premium requirements applicable to the NO-LAPSE PERIOD provision.

-     Partial withdrawals may have tax consequences.

[ ]   DEATH BENEFIT

      We will pay a death benefit after we receive necessary documentation of the insured's death, and we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to a payment option (including a lump-sum payment) selected by the Beneficiary to the extent allowed by applicable law and any settlement agreement in effect at the insured's death. (See the PAYMENT OF PROCEEDS section below.) If neither you nor the Beneficiary makes a payment option election within 60 days of our receipt of documentation of the insured's death, we will issue a lump-sum payment to the Beneficiary.

DEATH BENEFIT OPTIONS

      You have a choice of one of two death benefit options. Option 1 is in effect unless you elect option 2.

Death Benefit Option 1:

The death benefit is the greater of:

      (a)   the specified amount of insurance coverage on the date of death; or

      (b) the Policy's Accumulation Value on the date of death plus the corridor amount.

The death benefit amount can be level at the specified amount of insurance coverage.

Death Benefit Option 2:

The death benefit is the Policy's Accumulation Value on the date of death plus the greater of:

      (a)   the specified amount of insurance coverage on the date of death; or

      (b)   the corridor amount.

The death benefit amount will always vary as the Accumulation Value goes up or down each day.

      The corridor amount equals the Accumulation Value on the insured's date of death multiplied by the corridor percentage from the table shown below for the insured's attained age.

Attained    Corridor    Attained    Corridor    Attained    Corridor
  Age      Percentage     Age      Percentage     Age      Percentage
  0-40        150%         54          57%         68         17%
   41         143%         55          50%         69         16%
   42         136%         56          46%         70         15%
   43         129%         57          42%         71         13%
   44         122%         58          38%         72         11%
   45         115%         59          34%         73          9%
   46         109%         60          30%         74          7%
   47         103%         61          28%       75-90         5%
   48          97%         62          26%         91          4%
   49          91%         63          24%         92          3%
   50          85%         64          22%         93          2%
   51          78%         65          20%         94          1%
   52          71%         66          19%       95-100        0%
   53          64%         67          18%        100+         1%

      After the first Policy Year, you may change the death benefit option once each year. Changes in the death benefit option may change the specified amount of insurance coverage, because we will change the current specified amount of insurance coverage to maintain the level of death benefit in effect before the death benefit option change. Any resulting decrease in the specified amount of insurance coverage is subject to a surrender charge. Changes in the death benefit option may have tax consequences.

RULES FOR CHANGING THE DEATH BENEFIT OPTION:

      - A change in death benefit option takes effect on the date the Monthly Deduction is assessed after we receive your Written Notice to change.

      - After each change in death benefit option, we will send you an amendment to the Policy showing the option in effect and the new specified amount of insurance coverage.

      - A change in the current specified amount of insurance coverage resulting from a death benefit option change will change the minimum monthly and target monthly premium requirements applicable to the NO-LAPSE PERIOD provision.

CHANGE IN SPECIFIED AMOUNT OF INSURANCE COVERAGE

      After the first Policy Year, you may change the specified amount of insurance coverage once each year. Any change will take effect on the date the Monthly Deduction is assessed following the date we approve the change. We will send you an amendment to the Policy showing the new specified amount of insurance coverage after the change. Changes to the specified amount of insurance coverage may have tax consequences.

RULES FOR CHANGING SPECIFIED AMOUNT OF INSURANCE COVERAGE:

- An increase in the specified amount of insurance coverage requires a new application and evidence of insurability satisfactory to us.

-     No increases after attaining age 90.

- A decrease in the specified amount of insurance coverage is subject to a surrender charge on the amount of the decrease.

- A decrease is only allowed to the extent the specified amount of insurance coverage remains at least $100,000 during Policy Years 1-5; $50,000 thereafter.

- A change in the current specified amount of insurance coverage will change the minimum monthly and target monthly premium requirements applicable to the NO-LAPSE PERIOD provision.

[ ]   PAYMENT OF PROCEEDS

      You may elect to have proceeds paid as annuity payments under any combination of the fixed and variable payout options shown in the Policy. In Maryland only fixed payout options are available. If a payout option is not chosen within 60 days of the date we receive satisfactory proof of death, we will make payment in a lump sum. The payout options are described in the SAI.

FEDERAL TAX MATTERS

      The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax considerations relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").

[ ]   LIFE INSURANCE QUALIFICATION

Tax laws affecting the Policy are complex. Tax results may vary among individual uses of a Policy. You are encouraged to seek independent tax advice in purchasing or making elections under the Policy.

      The Internal Revenue Code of 1986, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about the application of those tests to the Policy.

      Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

      - the death benefit should be fully excludable from the Beneficiary's gross income; and

      - you should not be considered in constructive receipt of the Cash Surrender Value, including any increases, unless and until it is distributed from the Policy.

      We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

      Modified Endowment Contracts. The Code establishes a class of life insurance contracts designated as modified endowment contracts. The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Accumulation Value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.

      A Policy issued in exchange for a modified endowment contract is subject to tax treatment as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

[ ]   TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS

      Upon a surrender or lapse of the Policy or when benefits are paid at the Policy's maturity date, if the amount received plus any loan amount exceeds the investment in the Policy (see box below), the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

      "INVESTMENT IN THE POLICY" means:

      - the aggregate amount of any premium payments or other consideration paid for the Policy, minus

      - the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus

      - the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the Owner's gross income.

      Distributions other than Death Benefits from Policies Classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including surrenders and partial withdrawals, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Policy (see box above) at such time.

      (2) Loans from or secured by the Policy are treated as distributions and taxed accordingly.

      (3) A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

      Distributions other than Death Benefits from Policies Not Classified as Modified Endowment Contracts are generally treated as first recovering the investment in the Policy and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first fifteen years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

      Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that preferred loans could be treated as distributions rather than loans.

      Neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax rule. If a Policy which is not a modified endowment contract becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change in such status will become taxable in accordance with the modified endowment contract rules discussed above.

[ ]   OTHER POLICY OWNER TAX MATTERS

      Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a withdrawal, a surrender or lapse, a change in Ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of Ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or Beneficiary.

      Interest Paid on Policy loans generally is not tax deductible.

      Aggregation of modified endowment contracts. Pre-death distributions (including a loan, partial withdrawal, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

      Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

      Accelerated Death Benefit Rider. We believe that payments received under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

      Paid-Up Life Insurance Rider. The tax consequences associated with the paid-up life insurance rider are unclear. You should consult a qualified tax adviser about the tax consequences of electing this Policy rider.

      The Policy may continue after the insured attains age 100. The tax consequences associated with continuing a Policy beyond age 100 are unclear. A tax adviser should be consulted on this issue.

      Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon your or the Beneficiary's individual circumstances.

      Diversification requirements. Code Section 817(h) requires investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with the diversification requirements could subject you to immediate taxation on the incremental increases in Accumulation Value of the Policy plus the cost of insurance protection for the year. However, we believe the Policy, through the underlying investment portfolios, complies fully with such requirements.

      Owner control. In certain circumstances, your control of the investments of the Variable Account may cause you, rather than us, to be treated as the Owner of the assets in the Variable Account. If you are considered the Owner of the assets of the Variable Account, income and gains from the Variable Account would be included in your gross income.

      The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners were not owners of variable account assets. For example, you have additional flexibility in allocating Policy premium and Accumulation Values. These differences could result in you being treated as the Owner of a pro rata share of the assets of the Variable Account. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Variable Account.

      Tax-advantaged arrangements. The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

      Split-Dollar Arrangements. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

      Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

      Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

      Tax Shelter Regulations. Prospective owners should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

      Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

      Possible tax law changes. There is always a possibility that the tax treatment of the Policy could change, by legislation or otherwise. You should consult a tax adviser with respect to possible tax law changes and their effect on your intended use of the Policy.

      No Guarantees Regarding Tax Treatment. We cannot guaranty the tax treatment of the Policy or any transaction involving the Policy. You should consult with a tax adviser if you have tax questions about the Policy.

MISCELLANEOUS

[ ]   TELEPHONE TRANSACTIONS

    TELEPHONE TRANSACTIONS PERMITTED:

    -     Transfers.

    - Partial withdrawals or loans of $10,000 or less by you (may be restricted in community property states).

    -     Change of premium allocations.

    TELEPHONE TRANSACTION RULES:

    - Only you may elect. Do so on the Policy application or by prior Written Notice to us.

    - Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time); if later, the transaction will be processed the next Business Day.

    -     Will be recorded for your protection.

    - For security, you must provide your Social Security number and/or other identification information.

    -     May be discontinued at any time as to some or all Owners.

    - For any transaction that would reduce or impair the death benefit, consent from any irrevocable beneficiary is required.

      We are not liable for following telephone transaction instructions we reasonably believe to be genuine. Any Owner individually can make telephone transactions, even if there are joint Owners.

[ ]   DISTRIBUTION OF THE POLICIES

      Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha, Nebraska 68175, is the principal underwriter of the Policy. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. MOIS contracts with one or more registered broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable life insurance. Commissions paid to Distributors may be up to 115% of target premium for the first Policy Year and up to 5% of target premium thereafter. Distributors may receive additional compensation for amounts received in excess of target premium. We may also pay other distribution expenses such as renewal fees and production incentive bonuses, including non-cash awards. These distribution expenses do not result in any charges under the Policies that are not described under the EXPENSES section of this Prospectus.


      For the fiscal year ended December 31, 2004, United paid $955,773 in total compensation to MOIS; of this amount MOIS retained $48,444 as concessions for its services as principal underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers. In 2003, these amounts were $1,637,413 and $125,606 respectively. In 2002, these amounts were $3,665,591 and $711,290 respectively.


[ ]   LEGAL PROCEEDINGS

      United of Omaha and its affiliates, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no legal proceedings pending or threatened to which United of Omaha, the Variable Account, or MOIS is a party that are reasonably likely to materially affect the Variable Account, our ability to meet our obligations under the Policy, or MOIS's ability to perform its obligations as distributor of the Policies.

[ ]   FINANCIAL STATEMENTS

      Our statutory financial statements and the financial statements of each of the Subaccounts of the Variable Account are contained in the Statement of Additional Information. You should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these statutory financial statements and the financial statements of each of the Subaccounts of the Variable Account and/or the Statement of Additional Information, please call or write us at our administrative office.

[ ]   USA PATRIOT ACT NOTICE

      The USA Patriot Act requires financial institutions to notify their customers that the financial institution is required to collect information in order to verify the identity of the owner(s) of any policy or account. In order to satisfy our "Customer Identification Verification" obligation, we may require you to provide us with documents and information necessary to verify your identity. This verification process may include the use of third-party sources to verify the information provided to us.

[ ]   PRIVACY NOTICE

      We are obligated by law to provide you with our privacy notice on an annual basis. Our current privacy notice appears on the succeeding four pages.

                                 MUTUAL OF OMAHA
                      PRIVACY NOTICE - PERSONAL INFORMATION

This Privacy Notice applies to the Personal Information of customers of the Mutual of Omaha companies. The companies include:

      -     Mutual of Omaha Insurance Company

      -     Mutual of Omaha Investor Services, Inc.

      -     Mutual of Omaha Marketing Corporation

      -     United of Omaha Life Insurance Company

      -     United World Life Insurance Company

      -     Companion Life Insurance Company

      -     Exclusive Healthcare, Inc.

      -     Omaha Property and Casualty Insurance Company

      -     Mutual of Omaha Structured Settlement Company, Inc.

      -     Mutual of Omaha Structured Settlement Company of New York, Inc.

This Notice applies to our current as well as former customers regardless of their state of residency unless otherwise specifically indicated in this Notice.

                        WHY YOU ARE RECEIVING THIS NOTICE

The federal Financial Services Modernization Act and state privacy laws require us to send you an annual Notice. This Notice describes how we collect, use, and protect the Personal Information you entrust to us.

Depending on the type of products you have with us, you may also receive a privacy notice required by a federal law which relates to the privacy of your medical information. That notice is titled "Privacy Notice -- Medical Information". Except as permitted or required by law, and as described in the "Privacy Notice -- Medical Information", we do not disclose your medical information.

                              PERSONAL INFORMATION

PERSONAL INFORMATION means information that we collect about you such as name, address, Social Security number, income, marital status, employment and similar personal information.

                             INFORMATION WE COLLECT

In the normal course of business we may collect Personal Information about you from:

      -     Applications or other forms we receive from you.

      -     Your transactions with us, such as your payment history.

      -     Your transactions with other companies.

      - Mutual of Omaha websites (such as that provided through online forms, site visitor data and online information collecting devices known as "cookies").

      - Other sources (such as motor vehicle reports, government agencies and medical information bureaus).

      -     Consumer-reporting agencies.

                            YOUR PERSONAL INFORMATION

SHARING WITHIN MUTUAL OF OMAHA

The law allows us to share much of your Personal Information among the Mutual of Omaha companies for many uses including the marketing of our own products. We may do so without your prior authorization, and the law does not allow you to restrict the sharing. The type of information we share could include:

      -     Your name.

      -     Your income.

      -     Your Social Security number.

      -     Other identifying information you give us.

      -     Your transactions with us, such as your payment history.

We do not share your medical information, except to the extent we are required or permitted to under federal or state law.

                               YOUR PRIVACY CHOICE

NOTE: If you have already instructed us to not share your Personal Information or information about your creditworthiness, it is not necessary to respond again. Your request will remain on file with us until you request a change.

SHARING WITH THIRD PARTIES: FOR ALL CUSTOMERS EXCEPT RESIDENTS OF MINNESOTA, NEW MEXICO AND VERMONT

If you are a resident of any state except Minnesota, New Mexico or Vermont, we may share your Personal Information with third parties outside the Mutual of Omaha companies, such as banks and credit card companies. We do so to inform you about other products or services we or other companies offer that may interest you. We may also share your Personal Information with third parties that we contract with to perform functions on our behalf.

We do not share your medical information, except to the extent we are required or permitted to under federal or state law.

                              YOUR RIGHT TO CHOOSE

If you are a resident of any state except Minnesota, New Mexico and Vermont, you have the right to tell us to not share your Personal Information with third parties outside the Mutual of Omaha companies. Even if you tell us to not share your Personal Information with third parties, we may still disclose your Personal Information for those purposes that are required or permitted by law. For example:

      -     To respond to a judicial process or government regulatory authority.

      -     To process an insurance product or service that you request.

      -     To maintain or service your account, such as paying a claim.

      - To allow third parties with whom we have contracted to perform insurance functions on our behalf.

If you tell us to not share your Personal Information with third parties outside Mutual of Omaha, that instruction will apply to all the products you have with Mutual of Omaha. If there are multiple owners of any insurance product or service, any one of you may request that we not share information on behalf of yourself and the other owners.

We will honor your instructions for as long as you are our customer and for as long thereafter as we keep information about you.

If you wish to tell us to not share your Personal Information with third parties outside Mutual of Omaha, please tell us by telephone at 1-800-522-6912.

SHARING WITH THIRD PARTIES: FOR CUSTOMERS WHO ARE RESIDENTS OF MINNESOTA, NEW MEXICO AND VERMONT

If you are a resident of Minnesota, New Mexico or Vermont, the laws of these states prevent us from sharing Personal Information about you with third parties outside the Mutual of Omaha companies. Unless you authorize us to do so, we may not share certain of your Personal Information with third parties. Since the Mutual of Omaha companies do not share such information with third parties, we are not requesting your authorization.

Vermont law also requires us to inform our customers residing in Vermont of the methods by which you may exercise your right to authorize us to share your Personal Information with third parties. At such time as we might request your authorization, we will inform you of those methods.

However, even without your authorization, we may share your Personal Information with third parties in those circumstances where sharing is permitted or required by law. For example:

      -     To respond to a judicial process or government regulatory authority.

      -     To process an insurance product or service that you request.

      -     To maintain or service your account, such as paying a claim.

      - To allow third parties with whom we have contracted to perform insurance functions on our behalf.

We do not sell names or other information about our Minnesota, New Mexico and Vermont customers to third parties for marketing purposes.

We do not share the medical information of our Minnesota, New Mexico or Vermont customers except to the extent we are required or permitted to under federal or state law.

SHARING OF CERTAIN INFORMATION ABOUT YOUR CREDITWORTHINESS: FOR ALL CUSTOMERS EXCEPT RESIDENTS OF VERMONT

If you are a resident of any state except Vermont, we may share certain information about your creditworthiness among the Mutual of Omaha companies. We do so to make it easier to do business with us. It also lets us better match our products and services with your needs. For example, one of our insurance companies may share information with another of our insurance companies. Creditworthiness includes:

      -     Your marital status.

      -     Your income.

      -     Your employment history.

      -     Your credit history.

If we did not share this information among our companies, you might be required to provide identical information each time you apply for one of our products or services.

If you prefer us to not share this information, please tell us by telephone at 1-800-522-6912.

SHARING OF CERTAIN INFORMATION ABOUT YOUR CREDITWORTHINESS: FOR CUSTOMERS WHO ARE RESIDENTS OF VERMONT

If you are a resident of Vermont and you have given us your written consent, we may share information about your creditworthiness among the Mutual of Omaha companies. We do so to simplify doing business with us and to better match our products and services to your needs. Creditworthiness includes:

      -     Your marital status.

      -     Your income.

      -     Your employment history.

      -     Your credit history.

If we did not share this information among our companies, you might be required to provide identical information each time you apply for one of our products or services.

We customarily request your written consent to the sharing of this information among our family of companies when you complete an application for one of our products or services. We will not share information about your creditworthiness without your prior written consent.

                         HOW WE PROTECT YOUR INFORMATION

We restrict access to your Personal Information. It is given only to the employees of Mutual of Omaha and others who need to know the information to provide our insurance or financial services to you.

We have physical, electronic and procedural safeguards in place to make sure your Personal Information is protected. These safeguards follow legal standards and established security standards and procedures.

                                 MUTUAL OF OMAHA
                            MONTANA PRIVACY ADDENDUM

The following additional information applies to residents of Montana.

                INFORMATION FROM INSURANCE-SUPPORT ORGANIZATIONS

      Like most insurance companies, the Mutual of Omaha family of companies obtains personal information about applicants and policyholders from other organizations which are referred to as "insurance-support organizations".

These organizations furnish personal information about applicants and policyholders for use in a number of insurance transactions, such as underwriting and claims activity. These organizations may retain Personal Information about you and provide it to other persons or other companies.

                          YOUR RIGHTS UNDER MONTANA LAW

Under Montana law, you have the following rights regarding your Personal
Information:

Your Rights to Access Your Personal Information. Under Montana law, you have the right to access and obtain a copy of personal information which we have recorded about you. To exercise the right, you should:

      - Properly identify yourself with your full name and policy and/or account numbers.

      -     Submit a written request to us for your personal information.

      -     Generally describe the personal information you are requesting.

Within 30 days after the receipt of your request, we will inform you of the nature and substance of the personal information we have recorded about you. We may do so in writing, by telephone or other oral communication.

We will also provide a copy of your personal information to you within 30 days after the receipt of your request, as long as the information is reasonably locatable and retrievable by us.

We will also disclose to you the identity, if it was recorded, of those persons to whom we have disclosed your personal information in the 24-month period preceding the date of your request. In the unlikely event that the identity of the person to whom your personal information was disclosed was not recorded, we will provide you with a description of the types of persons to whom we normally disclose the type of personal information involved in your request.

We may charge you a nominal fee to provide you with copies of requested personal information. The fee will be calculated to allow us to recover our costs of providing the information to you.

Your Rights to Correct Your Personal Information. Montana law also gives you the right to correct, amend or delete personal information we may have recorded about you.

We will have 30 days after the receipt of such a request from you to act on it. Within that time, we will either take the action you request or notify you that we cannot do so. If we notify you that we cannot do so, we will:

      - Notify you in writing of our refusal to make the correction, amendment or deletion.

      -     Give you the reasons for our refusal.

      - Inform you of your right to file a statement with the Montana Commissioner of Insurance about your disagreement with our action.

Disclosures of Your Medical Information. We are legally entitled in a limited number of circumstances to disclose medical information we may have about you. Under Montana law and upon written request to us, you are entitled to receive a record of disclosures of your medical records which we may make about you. If we do receive such a request from you, we will give you:

      - The name, address and institutional affiliation, if any, of each person receiving your medical information during the prior 3 years.

      -     The date the person examined or received your medical information.

      - A description of the information disclosed, unless it would not be practical to provide such a description.

How to Exercise Your Rights. If you wish to exercise any of your rights under Montana law as provided for in this notice, please write to us at:

                        Mutual of Omaha
                        Attn. Privacy Notice
                        Mutual of Omaha Plaza
                        Omaha, NE  68175-0001

When you write to us, please provide us with your full name, complete address and your policy and/or account numbers.

      This Prospectus may only be used to offer the Policy where the Policy may lawfully be sold. No one is authorized to give information or make representations about the Policy that is not in the Prospectus; if anyone does so, you should not rely upon it as being accurate or adequate.

      This Prospectus generally describes only the variable investment options, except when the fixed rate options are specifically mentioned.

DO YOU HAVE QUESTIONS?

If you have questions about your Policy or this Prospectus, you may contact your agent or broker who gave this Prospectus to you, or you may contact us at:
Security Benefit Group of Companies, United of Omaha Variable Product Services, P.O. Box 750497, Topeka, Kansas 66675-0497. Telephone 1-800-238-9354.

DEFINITIONS

ACCUMULATION VALUE is the dollar value of amounts accumulated under the Policy (in both the variable investment options and the fixed rate options).

ALLOCATION DATE is the first Business Day following the completion of your "right to examine" period.

BENEFICIARY is the person(s) or other legal entity who receives the death benefits of the Policy, if any, upon the insured's death. If there are joint Owners, the surviving joint Owner is the primary Beneficiary and any named Beneficiary is a contingent Beneficiary.

BUSINESS DAY is each day that the New York Stock Exchange is open for trading.

CASH SURRENDER VALUE is the Accumulation Value, less any Policy loans, unpaid loan interest, and any applicable surrender charge.

LOAN ACCOUNT is an account we maintain for your Policy if you have a Policy loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the Variable Account. The Loan Account is part of our general account.

MONTHLY DEDUCTION is a monthly charge that includes a mortality and expense risk charge, an administrative charge, a charge for the cost of any riders in effect for that month and a cost of insurance charge.

NET AMOUNT AT RISK means the death benefit less the Accumulation Value on a Monthly Deduction date after deducting the rider charges, if any, the risk charge for the current month, and the administrative charge. If the Policy's death benefit option is option 2, the Net Amount at Risk is the specified amount of insurance coverage.

NO-LAPSE PERIOD is a period of time during which the Policy will not lapse as long as specified premiums are paid and no withdrawals are taken or Policy loans are outstanding.

OWNER is you -- the person(s) who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy (except for certain approved telephone transactions).

POLICY is the Ultra Variable Life Policy, a flexible premium variable life insurance policy offered by us through this Prospectus.

POLICY YEAR/MONTH/ANNIVERSARY are measured from respective anniversary dates of the date of issue of the Policy.

SAI is the statement of additional information that is available free upon request (see cover page). It contains financial statements and other information about Us and the Policy.

SERIES FUNDS are open-end investment management companies (commonly called mutual funds) in which the Variable Account invests.

SUBACCOUNT is a segregated account within the Variable Account investing in a specified investment portfolio of one of the Series Funds.

US, WE, OUR, UNITED OF OMAHA is United of Omaha Life Insurance Company.

VALUATION PERIOD is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business for the next succeeding Business Day.

VARIABLE ACCOUNT is United of Omaha Separate Account B, a separate account maintained by us.

WRITTEN NOTICE is written notice, signed by you, that gives us the information we require and is received at the Security Benefit Group of Companies, United of Omaha Variable Product Services, P.O. Box 750497, Topeka, Kansas 66675-0497.

YOU, YOURS is you, the Owner of the Policy who may exercise all rights and privileges under the Policy.

                       STATEMENT OF ADDITIONAL INFORMATION

      You may obtain, at no cost, a Statement of Additional Information which contains more details concerning the disclosures in this Prospectus by contacting us. You may also access it in our registration on the SEC's web site (http://www.sec.gov), or you may review and copy it at the SEC's Public Reference Room in Washington D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).

      Here is the table of contents to our Statement of Additional Information:

CONTENTS                                                                 PAGE(S)
--------                                                                 -------
ADDITIONAL POLICY INFORMATION
     The Policy                                                             3
     Misstatement of Age or Sex                                             3
     Suicide                                                                3
     Incontestability                                                       3
     Minor Owner or Beneficiary                                             3
     Sales to Employees                                                     3
ADDITIONAL INFORMATION ON DETERMINATION OF ACCUMULATION VALUE             4 - 5
PAYMENT OF PROCEEDS
     Payout Options                                                         5
     Rules for Payment of Proceeds                                          6
     Transfers Between Fixed and Variable Payout Options                    6
MISCELLANEOUS
     Voting Rights                                                          7
     Distribution of Materials                                              7
     State Regulation                                                       7
     Reports to You                                                         7
 FINANCIAL STATEMENTS                                                       8
     Index to Financial Statements                                          8

[OUTSIDE BACK COVER PAGE]

The Statement of Additional Information contains additional information about the Variable Account and United of Omaha Life Insurance Company. To learn more about the Policy, you should read the Statement of Additional Information dated the same date as this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, Cash Surrender Values and Accumulation Values, and to request other information about the Policy, please call 1-800-238-9354 or write to us at our administrative office.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Policy. Information about us and the Policy (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration Number 811-08011.

                       UNITED OF OMAHA SEPARATE ACCOUNT B

                                  (REGISTRANT)

                     UNITED OF OMAHA LIFE INSURANCE COMPANY

                                   (DEPOSITOR)

                            VARIABLE PRODUCT SERVICES

                                 P.O. BOX 750497
               TOPEKA, KANSAS 66675-0497 TELEPHONE: (800) 238-9354

                       STATEMENT OF ADDITIONAL INFORMATION

           INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This Statement of Additional Information ("SAI") contains additional information regarding ULTRA VARIABLE LIFE, an individual flexible premium variable life insurance policy (the "Policy") offered by United of Omaha Life Insurance Company ("United of Omaha") and provides information about United of Omaha. This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2005 (the "Prospectus") and the prospectuses for the investment portfolios. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Terms used in the Prospectus are incorporated in this SAI.

      The date of this Statement of Additional Information is May 1, 2005.

                       STATEMENT OF ADDITIONAL INFORMATION

CONTENTS                                                                PAGE(S)
--------                                                                -------
ADDITIONAL POLICY INFORMATION
     The Policy                                                            3
     Misstatement of Age or Sex                                            3
     Suicide                                                               3
     Incontestability                                                      3
     Minor Owner or Beneficiary                                            3
     Sales to Employees                                                    3
ADDITIONAL INFORMATION ON DETERMINATION OF ACCUMULATION VALUE            4 - 5
PAYMENT OF PROCEEDS
     Payout Options                                                        5
     Rules for Payment of Proceeds                                         6
     Transfers Between Fixed and Variable Payout Options                   6
MISCELLANEOUS
     Voting Rights                                                         7
     Distribution of Materials                                             7
     State Regulation                                                      7
     Reports to You                                                        7
FINANCIAL STATEMENTS                                                       8
     Index to Financial Statements                                         8

ADDITIONAL POLICY INFORMATION

[ ] THE POLICY

      The entire contract is made up of the Policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the Policy.

[ ] MISSTATEMENT OF AGE OR SEX

      If the insured's age or sex is misstated, all Policy payments and benefits will be those that the premiums paid would have purchased at the correct age and sex.

[ ] SUICIDE

      We will not pay the death benefit if the insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the date of issue (and, in Missouri, the insured intended suicide at the time coverage was applied for). Instead, we will pay the sum of the premiums paid since issue less any loans and unpaid loan interest and less any partial withdrawals.

      We will not pay that portion of the death benefit resulting from an increase in the specified amount of coverage if the insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the effective date of the increase (and in Missouri, the insured intended suicide at the time coverage was applied for). Instead, we will pay the sum of the premiums paid for the increase less any loans and partial withdrawals since the date of the increase.

[ ] INCONTESTABILITY

      We will not contest the validity of the Policy after it has been in force during the lifetime of the insured for two years from the date of issue or for two years from the date of reinstatement.

      We will not contest the validity of an increase in the specified amount of coverage after the Policy has been in force during the lifetime of the insured for two years from the effective date of the increase. Any contest of an increase in the specified amount of coverage will be based on the application for that increase.

[ ] MINOR OWNER OR BENEFICIARY

      A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary share to a minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

[ ] SALES TO EMPLOYEES

      Certain distribution costs may be waived for sales to employees of United of Omaha and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees and/or waive certain charges to the extent of the distribution or other costs that are waived.

ADDITIONAL INFORMATION ON DETERMINATION OF ACCUMULATION VALUE

      The accumulation unit value for a Subaccount on any Business Day is calculated as follows:

      (a) the net asset value per share of the applicable investment portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; divided by

      (b) the total number of accumulation units held in the Subaccount on the Business Day, before the purchase or redemption of any shares on that date.

      The accumulation value of the fixed account on the date of each Monthly Deduction, before deducting the Monthly Deduction, equals:

      (a) the accumulation value as of the date of the last Monthly Deduction; plus

      (b) any net premiums credited since the date of the last Monthly Deduction; plus

      (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction; plus

      (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction; less

      (e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction; less

      (f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction; less

      (g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction; plus

      (h)   interest credited to the fixed account.

      The accumulation value of the fixed account on any date other than a Monthly Deduction date equals:

            (a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; plus

            (b) any net premiums credited since the date of the last Monthly Deduction, accumulated with interest from the date received to the date of calculation; plus

            (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; plus

            (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less

            (e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less

            (f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less

            (g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation.

      The accumulation value of the systematic transfer account on the date of each Monthly Deduction before deducting the Monthly Deduction equals:

            (a)   the accumulation value as of the last Monthly Deduction date;
                  less

            (b) any transfers from the systematic transfer account to the Subaccounts since the date of the last Monthly Deduction; less

            (c) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction; less

            (d) any transfers from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction; plus

            (e)   interest credited to the systematic transfer account.

      The accumulation value of the systematic transfer account on any valuation date other than the date of a Monthly Deduction equals:

            (a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; less

            (b) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation; less

            (c) any transfer from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation.

PAYMENT OF PROCEEDS

[ ] PAYOUT OPTIONS

The longer the guaranteed or projected proceeds payment option period, the lower the amount of each payment.

      NOTE: Unless you elect a payout option with a guaranteed period or option 1, (described below) it is possible only one payment would be made under the payout option if the payee died before the due date of the second annuity payment, only two annuity payments would be made if the payee died before the due date of the third annuity payment, etc. If the continuation of variable payments being made under an option does not depend upon the payee's remaining alive, you may surrender your Policy and receive the commuted value of any unpaid payments. However, if your payment under an option depends upon the payee's continued life, you cannot surrender your Policy for cash. In this case, once option payments commence, payments will end upon the payee's death.

      1) Proceeds Held on Deposit at Interest. While proceeds remain on deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

      2) Income of a Specified Amount. Proceeds are paid in monthly installments of a specified amount over at least a five-year period until proceeds, with interest, have been fully paid.

      3) Income for a Specified Period. Periodic payments of proceeds are paid for the number of years chosen. If no other frequency is selected, payments will be made monthly. A table in the Policy illustrates monthly incomes for each $1,000 of proceeds, which include interest.

      4) Lifetime Income. Proceeds are paid as monthly income for as long as the payee lives. The amount of the monthly income annuity payment will be an amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 2000a mortality table) or, if more favorable to the payee, our then current lifetime monthly income rates for payment of proceeds. If a variable payout option is chosen, all variable proceeds payments, other than the first variable payment, will vary in amount according to the investment performance of the applicable variable investment options.

      Guarantees Available for the Lifetime Income Option:

      Guaranteed Period - An amount of monthly income is guaranteed for a specified number of years and thereafter as long as the payee lives.

      Guaranteed Amount - An amount of monthly income is guaranteed until the sum of payments equal the proceeds placed under the option and as long after that as the payee lives. If any lifetime option with a guaranteed period provides installment payments of the same amount at some ages for different guaranteed periods, then we will provide payments for the longest guaranteed period that is available at that age and amount.

      5)    Lump Sum. Proceeds are paid in one sum.

      6) Other Options. We may be able to accommodate making proceeds payments under other options, including joint and survivor periods. Contact us for more information.

[ ] RULES FOR PAYMENT OF PROCEEDS:

- Payees must be individuals who receive payments on their own behalf unless otherwise agreed to by us.

-     Any option chosen will be effective when we acknowledge it.

- We may require proof of your age or survival or the age or survival of the payee.

- We reserve the right to pay the proceeds in one sum when the amount is less than $2,000, or when the option of payment chosen would result in periodic payments of less than $20.

- When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed option.

      Fixed Proceeds Payments: Fixed payments are available under all six payout options described above. The proceeds will be transferred to our general account, and the payments will be fixed in amount by the provisions selected and the age and sex (if consideration of sex is allowed) of the payee. The interest rate used in the payout options is guaranteed to yield 3% on an annual basis. We may, at our sole discretion, declare additional interest to be paid or credited annually for payout options 1, 2, 3, or 6. The guaranteed amounts are based on the 2000a mortality table, and an interest rate that is guaranteed to yield 3% annually. Current interest rates may be obtained from us.

      Variable Proceeds Payments: Only payout options 2, 4, and 6 are available for variable payments. The dollar amount of the first monthly payment will be determined by applying the proceeds allocated to variable Subaccounts to the variable payout options table shown in the Policy applicable to the payout option chosen. The tables are determined from the 2000a Mortality Table ALB. If more than one Subaccount has been selected, the Accumulation Value of each Subaccount is applied separately to the applicable table to determine the amount of the first payment attributable to that particular Subaccount.

      All variable payments other than the first will vary in amount according to the investment performance of the applicable Subaccounts. We guarantee that the dollar amount of each variable payment after the first will not be affected by actual expenses (except changes in fund management expenses) or changes in mortality experience. The amount of each subsequent payment equals the number of variable payment units for each Subaccount, multiplied by the value of a variable payment unit for that Subaccount 10 days prior to the date the variable payment is due. This amount may increase or decrease from month to month. The number of units for each Subaccount is determined by dividing the amount of the first payment attributable to that Subaccount by the value of a unit in that Subaccount when the first payment is determined.

      If the net investment return of a Subaccount for a payment period is equal to the pro-rated portion of the assumed investment rate, the variable payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the assumed investment rate for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of the assumed investment rate, the payment for that period will be less than the payment for the prior period. A charge equal on an annual basis to 1.20% of the daily net asset value of the Variable Account is deducted to compensate us for the administrative and other costs and risks associated with the variable payment options.

[ ] TRANSFERS BETWEEN FIXED AND VARIABLE PAYOUT OPTIONS

4 transfers are allowed each Policy Year that a payout option is in effect.

      The payee may exchange the value of a designated number of variable payment units of a particular Subaccount into other variable payment units, the value of which would be such that the dollar amount of a payment made on the date of the exchange would be unaffected by the exchange.

      Transfers may be made between Subaccounts and from a Subaccount to the fixed account. No exchanges may be made from the fixed account to the Subaccounts. Transfers will be made using the variable payment unit values for the valuation period during which we receive any request.

MISCELLANEOUS

[ ] VOTING RIGHTS

[ ] We are the legal owner of the shares of the investment portfolio held by the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the investment portfolios. However, to the extent required by law, we will vote shares held in the Variable Account at meetings of the shareholders of the investment portfolios in accordance with instructions received from Policy Owners. The Series Funds, as mutual funds, generally do not hold regular annual shareholder meetings. To obtain voting instructions from Policy Owners before a meeting of shareholders of a particular investment portfolio, we may send voting instruction material, a voting instruction form and any other related material to Policy Owners with Accumulation Value in the Variable Account corresponding to that investment portfolio. We will vote shares held in a Variable Account for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the investment portfolios in our own right, then we may elect to do so. We may disregard Policy Owners' voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment goals of one or more of the investment portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of an investment portfolio, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, Policy Owners will be advised of that action and of our reasons for doing so in our next report to Policy Owners.

[ ] DISTRIBUTION OF MATERIALS

      We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box in accordance with the rules of the Securities and Exchange Commission.

[ ] STATE REGULATION

      We are subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policy has been approved by the Department of Insurance of the State of Nebraska and insurance departments of other jurisdictions.

      We submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purpose of determining solvency and compliance with insurance laws and regulations.

[ ] REPORTS TO YOU

      We will send you a statement at least annually showing your Policy's death benefit, Accumulation Value and any outstanding Policy loan balance. We will also confirm Policy loans, Subaccount transfers, lapses, surrenders and other Policy transactions as they occur. You will receive such additional periodic reports as may be required by the SEC.

FINANCIAL STATEMENTS


      The financial statements of each of the Subaccounts which comprise United of Omaha Separate Account B as of December 31, 2004, and for each of the periods in the two year period then ended, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, Omaha, Nebraska, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



      The statutory financial statements of United of Omaha Life Insurance Company as of December 31, 2004 and 2003, and for the three years in the period ended December 31, 2004, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



            The financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in each of the Subaccounts of United of Omaha Separate Account B. The primary business address of Deloitte & Touche LLP, is First National Tower, 1601 Dodge Street, Suite 3100, Omaha, Nebraska 68102.


-     INDEX TO FINANCIAL STATEMENTS

United of Omaha Life Insurance Company
     Independent Auditor's Report.........................................................................   F-2
     Statutory Statements of Admitted Assets, Liabilities, and Surplus, December 31, 2004 and 2003........   F-3
     Statutory Statements of Operations for the Years Ended  December 31, 2004, 2003 and 2002.............   F-4
     Statutory Statements of Changes in Surplus for the Years Ended December 31, 2004, 2003 and 2002......   F-5
     Statutory Statements of Cash Flows for the Years Ended December 31, 2004, 2003 and 2002..............   F-6
     Notes to Financial Statements........................................................................   F-7
United of Omaha Separate Account B
     Report of Independent Registered Public Accounting Firm..............................................  F-33
     Statements of Net Assets, December 31, 2004..........................................................  F-34
     Statements of Operations and Changes in Net Assets for the Periods Ended December 31, 2004 and 2003..  F-35
     Notes to Financial Statements........................................................................  F-51

UNITED OF OMAHA LIFE
INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF
MUTUAL OF OMAHA INSURANCE COMPANY)

Statutory Financial Statements and
Independent Auditors' Report as of
December 31, 2004 and 2003 and for the
years ended December 31, 2004, 2003 and 2002

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
United of Omaha Life Insurance Company
Omaha, Nebraska

We have audited the accompanying statutory statements of admitted assets, liabilities, and surplus of United of Omaha Life Insurance Company (the "Company") (a wholly-owned subsidiary of Mutual of Omaha Insurance Company) as of December 31, 2004 and 2003, and the related statutory statements of operations, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, and such practices differ from accounting principles generally accepted in the United States of America. The effects on such financial statements of the differences between the statutory basis of accounting practices and accounting principles generally accepted in the United States of America are described in Note 18.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of United of Omaha Life Insurance Company as of December 31, 2004 and 2003, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2004.

However, in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of United of Omaha Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, on the basis of accounting described in Note 1.

/s/ Deloitte & Touche LLP
--------------------------

Omaha, Nebraska
April 26, 2005

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND SURPLUS
AS OF DECEMBER 31, 2004 AND 2003

                                                                                           2004                        2003
ADMITTED ASSETS

Cash and invested assets:
  Bonds                                                                             $       9,594,289,335         $ 9,325,718,785
  Preferred stocks                                                                                      -              55,316,600
  Common stocks - unaffiliated                                                                  1,345,678               1,416,581
  Common stocks - affiliated                                                                   75,908,613              86,244,016
  Mortgage loans                                                                              846,410,992             939,141,574
  Real estate properties occupied by the Company, net of accumulated
    depreciation of  $80,358,161 in 2004 and $76,956,490 in 2003                               66,002,016              66,689,673
  Investment real estate, net of accumulated depreciation
    of $507,728 in 2004 and $497,031 in 2003                                                      254,040                 264,737
  Real estate held for sale, net of accumulated depreciation of $15,440 in 2004
    and $22,877 in 2003                                                                         1,571,138               3,841,717
  Contract loans                                                                              154,352,928             151,548,072
  Cash and cash equivalents                                                                    62,132,284              78,408,728
  Short-term investments                                                                        1,700,001               7,000,001
  Other invested assets                                                                       227,059,644             172,167,135
                                                                                    ---------------------         ---------------
           Total cash and invested assets                                                  11,031,026,669          10,887,757,619

Investment income due and accrued                                                              91,348,003             100,271,603
Premiums deferred and uncollected                                                             203,938,161             128,423,097
Reinsurance recoverable                                                                       146,342,339             177,546,529
Receivable from parent, subsidiaries and affiliates                                                32,200                  39,938
Net deferred tax assets                                                                       102,966,119              69,998,313
Other assets                                                                                   14,095,526              26,000,503
Separate accounts assets                                                                    1,325,701,438           1,287,617,434
                                                                                    ---------------------         ---------------

              Total admitted assets                                                 $      12,915,450,455         $12,677,655,036
                                                                                    =====================         ===============

LIABILITIES

Policy reserves:
  Aggregate reserve for policies and contracts                                      $       8,164,625,549         $ 7,885,394,159
  Deposit-type contracts                                                                    1,686,701,012           1,796,951,544
  Policy and contract claims                                                                   84,666,667              84,928,264
  Other                                                                                       130,928,709             124,787,109
                                                                                    ---------------------         ---------------
           Total policy reserves                                                           10,066,921,937           9,892,061,076

Interest maintenance reserve                                                                   46,129,553              27,008,378
Asset valuation reserve                                                                        34,853,433              62,611,334
General expenses and taxes due or accrued                                                      10,232,288              11,568,929
Federal income taxes due or accrued                                                            18,720,322              38,389,314
Payable to parent, subsidiaries and affiliates                                                 17,822,508              16,903,885
Other liabilities                                                                             171,828,843             294,671,199
Separate accounts liabilities                                                               1,325,701,438           1,287,474,741
                                                                                    ---------------------         ---------------
              Total liabilities                                                            11,692,210,322          11,630,688,856
                                                                                    ---------------------         ---------------

SURPLUS

Capital stock, $10 par value, 900,000 shares authorized, issued and outstanding                 9,000,000               9,000,000
Gross paid-in and contributed surplus                                                         362,723,580             162,723,580
Unassigned surplus                                                                            851,516,553             875,242,600
                                                                                    ---------------------         ---------------
              Total surplus                                                                 1,223,240,133           1,046,966,180
                                                                                    ---------------------         ---------------

              Total liabilities and surplus                                         $      12,915,450,455         $12,677,655,036
                                                                                    =====================         ===============

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                               2004              2003              2002
Income:
  Net premiums and annuity considerations                                 $ 1,294,387,151   $ 1,436,257,064   $ 1,365,451,665
  Net investment income                                                       668,160,442       684,414,445       683,171,781
  Other income                                                                 63,995,665        84,926,596        72,006,877
                                                                          ---------------   ---------------   ---------------

       Total income                                                         2,026,543,258     2,205,598,105     2,120,630,323
                                                                          ---------------   ---------------   ---------------

Benefits and expenses:
  Policyholder benefits                                                     1,268,680,237     1,249,954,291     1,212,968,764
  Increase in reserves                                                        282,468,327       484,149,140       483,141,362
  Commissions                                                                 127,259,321       122,367,272       118,469,395
  Operating expenses                                                          285,084,337       287,342,208       262,634,739
  Net transfers to (from) separate accounts                                            81       (92,078,732)      (63,286,145)
                                                                          ---------------   ---------------   ---------------

       Total benefits and expenses                                          1,963,492,303     2,051,734,179     2,013,928,115
                                                                          ---------------   ---------------   ---------------
          Net gain from operations before federal
            income taxes and net realized capital losses                       63,050,955       153,863,926       106,702,208

Federal income taxes                                                           13,943,909        68,648,342        28,570,167
                                                                          ---------------   ---------------   ---------------

         Net gain from operations before net realized capital losses           49,107,046        85,215,584        78,132,041

Net realized capital losses (net of taxes of $13,546,694, $13,624,637 and $4,719,429 and transfers to the interest maintenance reserve of
  $25,158,146, $25,302,897 and $8,764,654, respectively)                     (133,165,378)      (46,224,217)      (93,837,615)
                                                                          ---------------   ---------------   ---------------

         Net income (loss)                                                $   (84,058,332)  $    38,991,367   $   (15,705,574)
                                                                          ===============   ===============   ===============

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                               2004              2003              2002
Capital stock                                                             $     9,000,000   $     9,000,000   $     9,000,000
                                                                          ---------------   ---------------   ---------------

Gross paid-in and contributed surplus:
  Balance at beginning of year                                                162,723,580       162,723,580        62,723,580
  Capital contribution                                                        200,000,000                 -       100,000,000
                                                                          ---------------   ---------------   ---------------
  Balance at end of year                                                      362,723,580       162,723,580       162,723,580
                                                                          ---------------   ---------------   ---------------

Unassigned surplus:
  Balance at beginning of year                                                875,242,600       828,334,580       799,509,351
  Net income (loss)                                                           (84,058,332)       38,991,367       (15,705,574)
  Change in:
    Net unrealized capital gains (losses), (net of taxes of
      $6,225,961, $5,839,308 and $25,465,100, respectively)                     1,227,096        10,224,865       (34,883,646)
    Net deferred income taxes                                                  51,210,475        28,819,276        22,502,137
    Non-admitted assets                                                       (13,336,404)      (26,702,079)       (1,475,335)
    Asset valuation reserve                                                    27,757,901      (26,522,266)        58,744,093
    Deferred gain on coinsurance (net of taxes of
      $3,514,422 and $11,879,000, respectively)                                (6,526,783)       22,061,000                 -
    Other, net                                                                          -            35,857          (356,446)
                                                                          ---------------   ---------------   ---------------

  Balance at end of year                                                      851,516,553       875,242,600       828,334,580
                                                                          ---------------   ---------------   ---------------

Total surplus                                                             $ 1,223,240,133   $ 1,046,966,180   $ 1,000,058,160
                                                                          ===============   ===============   ===============

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                             2004              2003                2002
Cash from (used for) operations:
  Net premiums and annuity considerations                              $ 1,225,889,061   $    1,475,917,856   $ 1,353,975,885
  Net investment income                                                    654,905,625          659,334,062       660,308,209
  Other income                                                              61,222,051           83,315,987        79,175,065
  Policyholder benefits                                                 (1,274,208,829)      (1,240,079,324)   (1,131,124,831)
  Net transfers (to) from separate accounts                                    (64,135)         103,116,908        49,604,667
  Commissions and operating expenses                                      (414,491,388)        (403,457,685)     (396,086,602)
  Federal income taxes paid to parent                                      (47,159,596)         (49,771,180)      (42,249,917)
                                                                       ---------------   ------------------   ---------------
           Net cash from operations                                        206,092,789          628,376,624       573,602,476
                                                                       ---------------   ------------------   ---------------

Cash from (used for) investments:
  Proceeds from investments sold, redeemed or matured:
    Bonds                                                                2,473,581,446        3,012,602,112     1,941,330,949
    Stocks                                                                  55,192,245            3,764,030        10,666,240
    Mortgage loans                                                         292,247,592          124,937,205        81,105,658
    Real estate                                                              4,516,246            5,800,000                 -
    Other invested assets                                                   30,384,473           50,817,430        15,269,891
    Net gains on cash and short-term investments                                14,085               27,674             3,290
    Miscellaneous proceeds                                                   1,089,423              629,444          (218,447)
  Cost of investments acquired:
    Bonds                                                               (2,781,411,465)      (3,476,024,889)   (2,681,440,388)
    Common stocks                                                           (1,437,261)          (4,902,418)                -
    Mortgage loans                                                        (203,424,945)        (241,815,073)      (69,596,385)
    Real estate                                                             (4,648,690)          (3,034,914)       (3,393,320)
    Other invested assets                                                  (77,164,365)         (77,636,689)      (53,736,834)
    Miscellaneous applications                                             (15,573,514)          (7,727,535)      (22,692,717)
    Net increase in contract loans                                          (2,804,856)          (1,310,385)       (2,200,955)
                                                                       ---------------   ------------------   ---------------
             Net cash used for investments                                (229,439,586)        (613,874,008)     (784,903,018)
                                                                       ---------------   ------------------   ---------------

Cash from (used for) financing and miscellaneous sources:
  Capital contribution                                                     200,000,000                    -       100,000,000
  Borrowed funds                                                          (107,000,000)         149,000,000         1,000,000
  Net decrease in deposit-type contracts                                  (110,250,532)        (198,412,404)      (30,222,633)
  Other cash provided                                                       19,020,885           32,353,516        24,580,603
                                                                       ---------------   ------------------   ---------------
           Net cash from (used for) financing                                1,770,353          (17,058,888)       95,357,970
                                                                       ---------------   ------------------   ---------------

Net change in cash and cash equivalents and short-term investments         (21,576,444)          (2,556,272)     (115,942,572)

Cash and cash equivalents and short-term investments:
  Beginning of year                                                         85,408,729           87,965,001       203,907,573
                                                                       ---------------   ------------------   ---------------

  End of year                                                          $    63,832,285   $       85,408,729   $    87,965,001
                                                                       ===============   ==================   ===============

Non-cash items:
  Real estate acquired in satisfaction of debt                         $     1,586,578   $        1,498,322   $             -
                                                                       ===============   ==================   ===============

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

NOTES TO STATUTORY FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

1.    NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      NATURE OF OPERATIONS - United of Omaha Life Insurance Company (the "Company") is a wholly owned subsidiary of Mutual of Omaha Insurance Company ("Mutual of Omaha"), a mutual health and accident and life insurance company domiciled in the State of Nebraska. At December 31, 2004, the Company owned 100% of the outstanding common stock of the following entities: Companion Life Insurance Company ("Companion"); United World Life Insurance Company ("United World"); Mutual of Omaha Structured Settlement Company-Connecticut ("MOSSCO-CT") and Mutual of Omaha Structured Settlement Company of New York, Inc. ("MOSSCO-NY"). The Company offers a full portfolio of individual and group life insurance, annuities, pension products, and group health products, and has insurance licenses to operate in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. Individual life insurance and annuity products are sold through a network of career agents, direct mail, brokers, financial planners and banks. Group business is produced by representatives located in Mutual of Omaha group offices throughout the country.

      BASIS OF PRESENTATION - The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. The State of Nebraska has adopted the National Association of Insurance Commissioners' statutory accounting principles ("NAIC SAP") as the basis of its statutory accounting practices. In addition, the Commissioner of the Insurance Department of the State of Nebraska has the right to permit other specific practices that may deviate from prescribed practice.

      The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The most significant differences include:

      (a) Bonds are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based upon their classification according to the Company's ability and intent to hold or trade the securities.

      (b) Acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred, while under GAAP they are deferred and amortized to income as premiums are earned or in relation to estimated gross profits.

      (c) NAIC SAP requires an amount be recorded for deferred taxes; however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets and a federal income tax provision is required on a current basis for the statutory statements of operations.

      (d) Statutory policy reserves are based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration of withdrawals. The effect on reserves, if any, due to a change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain (loss) from operations. GAAP policy reserves are based on the Company's estimates of mortality, interest and withdrawals.

      (e) The asset valuation reserve ("AVR") and interest maintenance reserve ("IMR") are established only in the statutory financial statements.

      (f) Assets are reported under NAIC SAP at admitted asset value and non-admitted assets are excluded through a charge to surplus, while under GAAP, non-admitted assets are reinstated to the balance sheet, net of any valuation allowance.

      (g) Premium receipts and benefits on universal life-type contracts are recorded as income and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees that are recognized when assessed against the policyholder account balance. Premium receipts and benefits paid are considered deposits and withdrawals, respectively, and are recorded as or against interest-bearing liabilities.

      (h) Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP they are reported as an asset.

      (i) Comprehensive income and its components are not presented in the statutory financial statements.

      (j) Subsidiaries are included as common stock carried under the equity method, with the equity in net income of subsidiaries credited directly to the Company's surplus for NAIC SAP. GAAP requires either consolidation or equity method with net income of subsidiaries credited to the income statement.

      USE OF ESTIMATES - The preparation of financial statements in accordance with NAIC SAP requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. The most significant estimates and assumptions include those used in determining investment valuation, aggregate reserves for policies and contracts, policy and contract claims, and deferred taxes. Actual results could differ from those estimates.

      The process of determining the fair value of investments and whether or not an investment is recoverable relies on projections of future cash flows, investment operating results and market conditions. Projections are inherently uncertain and, accordingly, actual future cash flows may differ materially from projected cash flows. As a result, the Company's investment valuations are susceptible to the risk inherent in making such projections.

      Due to the length of annuity and life insurance contracts and the risks involved, the process of estimating the aggregate reserve for policies and contracts is inherently uncertain. Aggregate reserves are estimated using mortality tables and interest rate assumptions. Actual mortality and interest rates are likely to differ.

      Policy and contract claims represent the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. Policy and contract claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are reflected in operations in the year they are made.

      INVESTMENTS - Investments are reported according to valuation procedures prescribed by the NAIC. Bonds not backed by loans are stated at amortized cost using the scientific method; except for bonds that are in or near default which are stated at lower of amortized cost or fair value.

      Loan-backed securities and structured securities are included in bonds in the statutory statements of admitted assets, liabilities, and surplus, and are stated at amortized cost; except for loan-backed securities and structured securities that are in or near default, which are stated at lower of amortized cost or fair value. Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective method based on anticipated prepayments from the date of purchase. Prepayment assumptions for most loan-backed securities are obtained from original term sheets and offer memorandums with updates obtained externally. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

      Preferred stocks are stated at cost. Common stocks of unaffiliated companies are stated at NAIC market value and common stocks of affiliated companies (principally insurance companies) are carried on the equity basis. Changes in carrying value are recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus.

      Mortgage loans and contract loans are carried at the unpaid principal balance.

      Home office and investment real estate are valued at cost, less accumulated depreciation. Real estate held for sale is valued at the lower of depreciated cost or estimated fair value, less estimated selling costs. Depreciation is provided on the straight-line basis over the estimated useful lives, generally forty years, of the related assets.

      Cash equivalents are highly liquid debt securities with an original maturity of less than three months. Cash equivalents are carried at cost, which approximates fair value.

      Short-term investments include investments whose original maturities are one year or less and are stated at cost.

      Other invested assets include investments in limited partnerships, beneficial interests in leased or non-leased commercial aircraft, receivables for securities, long-term receivables, and derivative financial instruments. Limited partnerships are carried based upon the underlying GAAP equity of the investee with changes recorded in unrealized gains (losses) through surplus. Beneficial interests in commercial aircraft are carried at estimated fair value.

      When derivative financial instruments meet specific criteria they may be designated as accounting hedges and accounted for on either a fair value or amortized cost basis, in a manner consistent with the item hedged. Derivative financial instruments that are not designated as accounting hedges are accounted for on a fair value basis with changes recorded in unrealized gains (losses) through surplus.

      Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended when mortgage-backed or asset-backed securities are in default or when the receipt of interest payments is in doubt. Realized gains and losses on the sale of investments are determined on the specific identification basis.

      Investment income due or accrued for which it is probable the balance is uncollectible is written off and charged to investment income. Investment income due or accrued deemed collectible on mortgage loans in default that is more than 180 days past due is non-admitted. All other investment income due or accrued deemed collectible that is more than 90 days past due is non-admitted.

      PROPERTY - Property is carried at cost less accumulated depreciation and amortization. The Company provides for depreciation of property using straight-line methods over the estimated useful lives of assets. Furniture and fixtures are generally depreciated over three to ten years. Leasehold improvements are carried at cost less accumulated amortization. The Company provides for amortization of leasehold improvements using the straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally depreciated over three to twenty years. Depreciation and amortization expense was $4,050,484, $3,993,086 and $3,901,911 for the years ended December 31, 2004, 2003 and 2002, respectively.

      ELECTRONIC DATA PROCESSING ("EDP") - EDP equipment and operating and nonoperating software are carried at cost less accumulated depreciation or amortization and are included in other assets. Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life of the related asset or three years for EDP equipment and operating system software. Depreciation expense for nonoperating system software is computed using the straight-line method over the lesser of its estimated useful life or five years. Costs incurred for the development of internal use software are capitalized and amortized using the straight-line method over the lesser of the useful lives of the assets or three years.

      SEPARATE ACCOUNTS -The assets of the separate accounts in the statutory statements of admitted assets, liabilities, and surplus are carried at fair value and consist primarily of common stock, mutual funds and commercial paper held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts and group annuity contracts. Separate account assets are segregated and are not subject to claims that arise out of any other business of the Company. Deposits and premiums received from and benefits paid to separate account contract holders are reflected in the statutory statements of operations, but are offset by transfers to and from the separate accounts. Investment income and realized capital gains (losses) on the separate accounts are reflected net of amounts credited to contract holders in the statutory statements of operations. Mortality, policy administration and surrender charges to all separate accounts are included in other income.

      POLICY RESERVES AND DEPOSIT-TYPE CONTRACTS - Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life policies are computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") or the Net Level Premium Method with assumed interest rates (2.5% to 6%) and mortality (1941, 1958, and 1980 CSO tables) prescribed by regulatory authorities. Annuity reserves are calculated using the Commissioners' Annuity Reserve Valuation Method ("CARVM") based primarily upon the 1937 Standard Annuity Table with interest rates ranging from 2.5% to 3.5%; the 1971 Individual Annuity Mortality Table with interest rates ranging from 3.5% to 4.0%, the 1983a Individual Annuity Mortality Table with interest rates ranging from 4.75% to 9.25%, the Annuity 2000 Mortality Table with interest rates ranging from 4.00% to 7.00%, the 1994 Variable Annuity Mortality Table with interest rates ranging from 4.75% to 7.50%, the 1971 Group Annuity Mortality Table with interest rates ranging from 6.00% to 11.25%, the 1983 Group Annuity Mortality Table with interest rates ranging from 4.75% to 11.00%, or the 1994 Group Annuity Reserving Table with interest rates ranging from 2.91% to 7.00%.

      Reserves for deposit-type contracts are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. Tabular interest on deposit-type contracts is calculated by formula as described in the annual statement instructions.

      Policy and contract claims represent the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. Policy and contract claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are reflected in operations in the year they are made. Claim adjustment expenses are accrued and included in general expenses and taxes due or accrued.

      REINSURANCE - In the normal course of business, the Company assumes and cedes insurance business. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations. Balances are included in the statutory statements of admitted assets, liabilities, and surplus, and the statutory statements of operations, net of reinsurance.

      Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established.

      During 2003, the Company ceased underwriting its variable life and annuity products. Effective December 31, 2003, the Company entered into modified coinsurance and coinsurance agreements to cede its variable life and annuity business on an indemnity basis. In 2003, these reinsurance agreements resulted in a deferred gain of $22,061,000 (net of taxes of $11,879,000), which is reflected in unassigned surplus and will be amortized into operations as earnings emerge from the business reinsured. During 2004, the Company amortized $6,526,783 (net of taxes of $3,514,422) of the gain into operations.

      ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE - The Company established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's investments in bonds, common and preferred stocks, mortgage loans, real estate and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains (losses), other than those resulting from interest changes, are credited or charged to the AVR.

      The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $6,037,000, $2,488,000 and $(63,000) for 2004, 2003
      and 2002, respectively.

      PREMIUMS AND ANNUITY CONSIDERATIONS AND RELATED COMMISSIONS - Premiums are recognized as income over the premium-paying period of the policies. Annuity considerations are recognized as revenue when received. Consideration received on deposit-type funds, which did not contain any life contingencies, is recorded directly to the related liability. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

      FAIR VALUES OF FINANCIAL INSTRUMENTS - The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

        Bonds - The fair values for bonds are based on quoted market prices, where available. For bonds for which market values are not readily available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality and maturity date.

        Preferred Stocks - The fair values for preferred stocks are based on quoted market prices.

        Common Stocks - Unaffiliated - The fair values for unaffiliated common stocks are based on NAIC market value.

        Mortgage Loans - The fair values for mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

        Contract Loans -Contract loans are stated at the aggregate unpaid balance as management has determined that it is not practicable to estimate the fair value.

        Cash and Cash Equivalents and Short-Term Investments - The carrying amounts for these instruments approximate their fair values.

        Deposit-Type Contracts - The fair values of deposit-type contracts are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the deposit-type contracts being valued.

        Derivative Financial Instruments - The fair value of a structured-equity swap position is based upon quoted values of the underlying equity security and the referenced equity indices. The fair value of the Company's other derivative instruments, including foreign-currency swaps, interest-rate swaps, interest rate caps and equity-linked notes are based upon quotations obtained from dealers or other reliable sources.

        Short Term Borrowings - The fair value for short term borrowings is deemed to be the same as the carrying value.

      VULNERABILITY DUE TO CERTAIN RISKS AND CONCENTRATIONS - The Company is subject to regulation by state insurance departments and undergoes periodic examinations by those departments. The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

        Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United

        States, thus reducing its exposure to any single jurisdiction, and by diversifying its products. The Company monitors economic and regulatory developments that have the potential to impact its business.

        Interest-rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. The Company mitigates this risk by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

        Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers who owe the Company money, will not pay.

      OTHER-THAN-TEMPORARY DECLINES IN FAIR VALUE - The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. Some factors considered in evaluating whether or not a decline in fair value is other-than-temporary include: the Company's ability and intent to retain the investment for a period of time sufficient to allow for a recovery in value; the duration and extent to which the fair value has been less than cost; and the financial condition and prospects of the issuer.

      The Company recognizes other-than-temporary impairments of bonds not backed by loans when it is either probable that the Company will not collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition or when the Company has made a decision to sell the bond prior to its maturity at an amount below its amortized cost. When an other-than-temporary impairment is recognized, the bond is written down to fair value and the amount of the write down is recorded as a realized loss.

      For loan-backed securities, other-than-temporary impairments are recognized when a revaluation based on new prepayment assumptions results in a negative yield. When an other-than-temporary impairment is recognized, the cost basis of the loan-backed security is written down to the undiscounted estimated future cash flows and the amount of the write down is recorded as a realized loss.

      RECLASSIFICATIONS - Certain items on the prior year financial statements have been reclassified to conform to current year presentation.

2.    INVESTMENTS

      BONDS - The carrying value and estimated fair value of investments in bonds, including loan-backed securities, by type were as follows:

                                                           GROSS          GROSS
                                          CARRYING       UNREALIZED     UNREALIZED       ESTIMATED
                                           VALUE          GAINS          LOSSES         FAIR VALUE
AT DECEMBER 31, 2004:

  U.S. Government                      $   199,510,262  $   3,184,618  $   (901,084)  $    201,793,796
  States, territories and possessions          539,069         15,551             -            554,620
  Special revenue                           41,476,488      6,361,555             -         47,838,043
  Public utilities                         481,818,034     33,180,282    (2,544,381)       512,453,935
  Industrial and miscellaneous           3,667,945,517    249,889,924   (24,701,674)     3,893,133,767
  Mortgage-backed securities             3,223,344,932    118,739,690   (28,854,213)     3,313,230,409
  Asset-backed securities                1,979,655,033     32,663,266   (28,295,136)     1,984,023,163
                                       ---------------  -------------  ------------   ----------------

           Total                       $ 9,594,289,335  $ 444,034,886  $(85,296,488)  $  9,953,027,733
                                       ===============  =============  ============   ================

                                                           GROSS          GROSS
                                          CARRYING       UNREALIZED     UNREALIZED       ESTIMATED
                                            VALUE           GAINS         LOSSES         FAIR VALUE

AT DECEMBER 31, 2003:

  U.S. Government                      $   135,212,548  $   4,608,600  $ (3,483,061)  $    136,338,087
  States, territories and possessions          543,916         12,332             -            556,248
  Special revenue                           49,053,111      8,904,188             -         57,957,299
  Public utilities                         439,723,818     34,812,595    (1,859,680)       472,676,733
  Industrial and miscellaneous           3,642,262,019    313,604,813   (21,693,315)     3,934,173,517
  Mortgage-backed securities             3,039,216,172    135,762,978   (27,024,191)     3,147,954,959
  Asset-backed securities                2,019,707,201     55,344,771   (31,328,636)     2,043,723,336
                                       ---------------  -------------  ------------   ----------------

           Total                       $ 9,325,718,785  $ 553,050,277  $(85,388,883)  $  9,793,380,179
                                       ===============  =============  ============   ================

Bonds that were in or near default (NAIC 6) at December 31, 2004 and 2003 are carried at fair value which was $11,653,583 and $28,456,104, respectively, less than amortized cost.

An aging of the unrealized losses on the Company's bonds at December 31, 2004, was as follows:

                                LESS THAN ONE YEAR            ONE YEAR OR MORE                     TOTAL
                             ESTIMATED       GROSS         ESTIMATED       GROSS         ESTIMATED          GROSS
                               FAIR        UNREALIZED       FAIR        UNREALIZED         FAIR           UNREALIZED
                              VALUE          LOSSES         VALUE         LOSSES           VALUE            LOSSES
U.S. Government             $ 107,895,809 $   (854,802) $   5,406,650  $    (46,283)  $    113,302,459  $     (901,085)
Public utilities               65,800,523   (1,894,421)    12,328,100      (649,960)        78,128,623      (2,544,381)
Industrial and
  miscellaneous               529,145,362  (14,019,853)   231,209,758   (10,681,820)       760,355,120     (24,701,673)
Mortgage-backed
  securities                  815,915,759  (14,039,648)   321,881,506   (14,814,565)     1,137,797,265     (28,854,213)
Asset-backed
  securities                  634,945,384  (19,307,857)   215,093,586    (8,987,279)       850,038,970     (28,295,136)
                          --------------- ------------  -------------  ------------   ----------------  --------------

Total                     $ 2,153,702,837 $(50,116,581) $ 785,919,600  $(35,179,907)  $  2,939,622,437  $  (85,296,488)
                          =============== ============  =============  ============   ================  ==============

      The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other than temporary. Based on an evaluation of factors, including, but not limited to, the Company's intentions to sell or ability to hold the investments; the length of time and magnitude of the indicated unrealized loss; and the credit ratings of the issuers of the investments in the above bonds, the Company has concluded that the declines in the fair values of the Company's investments in bonds at December 31, 2004 are temporary.

      At December 31, 2004, there were 124 securities that had indicated unrealized losses for twelve months or more. A description of the events contributing to the unrealized loss positions for the various security types and the factors considered in determining that recording an other-than-temporary impairment was not warranted is outlined below.

      Industrial and miscellaneous securities in an unrealized loss position for twelve months or more, 52 securities, have an indicated gross unrealized loss of $10,681,820 at December 31, 2004. Industrial and miscellaneous securities collateralized by airline equipment had a gross unrealized loss of $2,987,336 and a fair value of $13,554,797 at December 31, 2004.
      Industrial and miscellaneous securities collateralized by airline equipment have suffered a decrease in value in recent years as a result of the uncertainty of a potential industry recovery and lack of market liquidity in this sector. Although uncertainty surrounding the stability of domestic airlines continues, this sector appears to be improving. At December 31, 2004, foreign issuer industrial and miscellaneous securities had a gross unrealized loss of $4,092,355 and a fair value of $124,407,645. Of the remaining 18 industrial and miscellaneous securities with an indicated unrealized loss position for twelve months or more, 16 have indicated unrealized losses that were less than 10% of the Company's amortized cost of each security. None of these securities had indicated unrealized losses greater than 20% of the amortized cost of each security. Based on the Company's intent and ability to hold these securities and cash flow estimates that indicate full recovery of amortized cost, the Company has concluded that the declines in the fair values of the Company's investments in industrial and miscellaneous securities collateralized by airline equipment, foreign issues and other fixed maturities at December 31, 2004 are temporary.

      Mortgage-backed securities are primarily supported by mortgage loans insured or guaranteed by agencies of the United States government. There are 32 securities with an indicated unrealized loss position for twelve months or more, 30 have indicated unrealized losses that were less than 10% of the Company's amortized cost of each security. None of these securities had indicated unrealized losses greater than 20% of the amortized cost of each security. The decrease in value of these investments is primarily the result of changes in interest rates and changes in prepayment expectations caused by the current economic environment. As of December 31, 2004, the estimated future cash flows for these securities indicated full recovery of amortized cost and as a result, based on management's intent and ability to hold these securities, the Company has concluded that the declines in the fair values of the Company's investments in mortgage-backed securities at December 31, 2004 are temporary.

      Asset-backed securities with an indicated unrealized loss position for twelve months or more were primarily supported by manufactured housing investments that had suffered a decrease in value in recent years as a result of the recession and lack of market liquidity in the manufactured housing sector. Uncertainty surrounding the stability of this industry continues. There are 36 asset-backed securities with an indicated unrealized loss for twelve months or more, 32 of which have an unrealized loss that was less than 10% of the Company's amortized cost of each security. None of these securities had an indicated unrealized loss greater than 20% of the amortized cost of each security. As of December 31, 2004, the Company's estimated future cash flows for these securities indicated recovery of amortized cost and as a result, based on management's intent and ability to hold these securities, the Company has concluded that the declines in the fair values of the Company's investments in asset-backed securities at December 31, 2004 are temporary.

      At December 31, 2004 and 2003, the Company held manufactured housing asset-backed securities with a carrying value of $464,133,590 and $606,502,873 and a fair value of $461,985,813 and $598,540,187, respectively. These securities represent investments in tranches of securitized manufactured housing mortgage portfolios, most of which are not readily marketable. Fair values are based upon the Company's assumptions as to expected future cash flows, current market rates and credit quality. Differences between the securitized portfolios' actual cash flows and those assumed by the Company may result in material differences between current estimates of fair values and amounts ultimately collected on the Company's investments in these securities.

      The Company's bond portfolio is primarily comprised of investment grade securities. Based on ratings by the NAIC, investment grade bonds comprised 91.7% and 89.7% of the Company's total bond portfolio at December 31, 2004 and 2003, respectively.

      The carrying value and estimated fair value of bonds at December 31, 2004, by contractual maturity, are shown below. Actual maturities may differ as a result of prepayments by the issuer.

                                                           CARRYING            ESTIMATED
                                                             VALUE            FAIR VALUE
Due in one year or less                                 $   207,816,409     $   212,076,482
Due after one year through five years                     1,436,289,853       1,508,082,236
Due after five years through ten years                    1,653,722,793       1,730,641,690
Due after ten years                                       1,093,460,315       1,204,973,753
Mortgage-backed and asset-backed securities               5,202,999,965       5,297,253,572
                                                        ---------------     ---------------

           Total                                        $ 9,594,289,335     $ 9,953,027,733
                                                        ===============     ===============

      Proceeds from the sale of bonds were $699,467,687, $672,826,380 and $455,819,563 during the years ended December 31, 2004, 2003 and 2002, respectively. Realized gains from the sale of bonds were $49,873,975, $42,614,486 and $17,056,583 during the years ended December 31, 2004, 2003 and 2002, respectively. Realized losses from the sale of bonds were $9,570,110, $7,211,381 and $2,739,229 during the years ended December 31,
      2004, 2003 and 2002, respectively. Net realized capital losses for the years ended December 31, 2004, 2003 and 2002 included losses of $116,000,486, $29,623,237 and $79,495,286, respectively, resulting from other-than-temporary declines in the fair value of bonds.

      Bond income due and accrued of $14,068,984, $13,522,590 and $5,240,449 was excluded from investment income during the years ended December 31, 2004, 2003 and 2002, respectively.

      MORTGAGE LOANS - The Company invests in mortgage loans collateralized principally by commercial real estate. During 2004, the maximum and minimum lending rates for mortgage loans were 7.25% and 3.38%, respectively. At December 31, 2004, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 75%. Companion participates in certain of the Company's mortgage loans.

      Net realized capital losses for the years ended December 31, 2004, 2003 and 2002 include losses of $705,250, $3,627,824 and $0, respectively, resulting from impairments of mortgage loans. Total impaired mortgage loans as of December 31, 2004 and 2003 and the associated interest income were not material.

      The Company's mortgage loans finance various types of commercial properties throughout the United States. The geographic distributions of the mortgage loans at December 31, 2004 and 2003 were as follows:

                               2004                    2003
Pacific                    $  258,247,168          $ 214,834,903
South Atlantic                148,592,374            213,031,032
West South Central            105,929,486            130,857,334
East North Central             76,825,306            106,958,869
West North Central             57,521,028             79,371,584
Mountain                       74,327,016             65,783,853
Mid Atlantic                   70,757,395             62,513,329
East South Central             28,432,293             47,772,931
New England                    25,778,926             18,017,739
                           --------------          -------------

                           $  846,410,992          $ 939,141,574
                           ==============          =============

      LIMITED PARTNERSHIPS- Net realized capital losses for the years ended December 31, 2004, 2003 and 2002 include losses of $13,529,345,
      $11,042,283 and $17,284,599, respectively, resulting from other-than-temporary declines in fair value of limited partnerships. The fair values of the limited liability partnerships were determined using underlying audited GAAP financial statements.

      FAIR VALUE OF FINANCIAL INSTRUMENTS - The carrying values and estimated fair values of the Company's financial instruments at December 31, were as follows:

                                                          2004                                      2003
                                              CARRYING            ESTIMATED            CARRYING            ESTIMATED
                                                VALUE             FAIR VALUE             VALUE             FAIR VALUE
FINANCIAL ASSETS:
  Bonds                                    $ 9,594,289,335     $ 9,953,027,733      $ 9,325,718,785      $ 9,793,380,179
  Preferred stock                                        -                   -           55,316,600           55,316,600
  Common stocks - unaffiliated                   1,345,678           1,345,678            1,416,581            1,416,581
  Mortgage loans                               846,410,992         902,006,283          939,141,574        1,028,101,645
  Contract loans                               154,352,928         154,352,928          151,548,072          151,548,072
  Short-term investments                         1,700,001           1,700,001            7,000,001            7,000,001
  Cash and cash equivalents                     62,132,284          62,132,284           78,408,728           78,408,728
  Derivative financial instruments                       -                   -              789,827              789,827

FINANCIAL LIABILITIES:
  Deposit-type contracts                     1,686,701,012       1,678,408,416        1,796,951,544        1,814,309,355
  Derivative financial instruments               4,656,715           4,924,515                    -            2,311,237
  Short term borrowings                         53,000,000          53,000,000          160,000,000          160,000,000

3.    DERIVATIVE FINANCIAL INSTRUMENTS

      The Company uses derivative financial instruments to reduce exposure to market volatility associated with assets held or liabilities incurred. Additionally, derivatives are used to change the characteristics of the Company's asset/liability mix, consistent with the Company's risk management activities.

      Senior management monitors the Company's derivative financial instruments. The Company's risk of loss is typically limited to the fair value of its derivative financial instruments with positive fair values and not to the notional or contractual amounts of the derivative instruments. Risk arises from changes in the fair value of the underlying instruments and, with respect to over-the-counter transactions, from the possible inability of counterparties to meet the terms of the transactions. The Company has strict policies regarding the financial stability and credit standing of its counterparties. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.

      The following table summarizes the Company's derivative financial instruments:

                                                      CONTRACT/
                                                      NOTIONAL       CARRYING        CREDIT        ESTIMATED
                                                       AMOUNT         VALUE          EXPOSURE      FAIR VALUE
AT DECEMBER 31, 2004:
  Interest rate swaps                               $  10,000,000  $          -    $    42,898   $      (267,800)
  Interest rate caps                                  140,000,000        28,901              -            28,901
  Equity-linked options                                   162,545       538,338              -           538,338
  Foreign currency swap agreements                     43,000,000    (5,223,954)       589,740        (5,223,954)
                                                    -------------  ------------    -----------   ---------------

           Total derivative financial instruments   $ 193,162,545  $ (4,656,715)   $   632,638   $    (4,924,515)
                                                    =============  ============    ===========   ===============

                                                      CONTRACT/
                                                      NOTIONAL       CARRYING         CREDIT       ESTIMATED
                                                       AMOUNT         VALUE          EXPOSURE      FAIR VALUE
AT DECEMBER 31, 2003:
  Interest rate swaps                               $  19,000,000  $          -    $    92,392   $      (791,217)
  Interest rate caps                                  225,000,000       307,327              -           307,327
  Equity-linked options                                   156,778       482,500              -           482,500
  Foreign currency swap agreements                     18,000,000             -        228,424        (1,520,020)
                                                    -------------  ------------    -----------   ---------------

           Total derivative financial instruments   $ 262,156,778  $    789,827    $   320,816   $    (1,521,410)
                                                    =============  ============    ===========   ===============

4.    INCOME TAXES

      The Company is included in a consolidated federal income tax return with the following affiliates: Mutual of Omaha Insurance Company; Omaha Indemnity Company; Omaha Property and Casualty Insurance Company; Exclusive Healthcare, Inc.; Mutual of Omaha Health Plans, Inc.; Ingenium Benefits, Inc.; Adjustment Services, Inc.; KFS Corporation; Kirkpatrick, Pettis, Smith, Polian Inc.; KP Capital Markets, Inc.; KPM Investment Management, Inc.; Kirkpatrick Pettis Trust Company; Mutual of Omaha Holdings, Inc.; Mutual of Omaha Investor Services, Inc.; Mutual of Omaha Marketing Corporation; innowave incorporated; Mutual of Omaha Structured

      Settlement Company of Connecticut; Mutual of Omaha Structured Settlement Company of New York, Inc.; Companion Life Insurance Company; and United World Life Insurance Company.

      Income taxes are allocated between the companies pursuant to a written agreement approved by the Board of Directors. Each company's provision for federal income tax expense is based on separate return calculations with credit for net operating losses and capital losses allowed only as each company would utilize such losses on a separate return basis.

      Under federal income tax law prior to 1984, the Company was allowed certain special deductions which are accumulated in a memorandum tax account designated as the "policyholders' surplus account." Generally, this policyholders' surplus account will become subject to tax at the then current tax rates only if certain distributions are deemed to be paid out of the account. Legislation enacted in 2004 allows tax-free distributions from these accounts during 2005 and 2006. At December 31, 2004, the Company has accumulated approximately $31,614,600 of deferred taxable income in its policyholders' surplus account. Deferred taxes have not been provided on this amount.

      The Company paid federal income taxes of $36,777,683, $73,793,128 and $36,853,993 during the years ended December 31, 2004, 2003 and 2002, respectively, which are available for recoupment in the event that the Company incurs future net losses.

      Federal income taxes incurred for the years ended December 31, consist of the following major components:

                                                        2004           2003            2002
Current federal income taxes                        $  13,943,909  $ 68,648,342    $ 28,570,167
Capital gains taxes                                    13,546,694    13,624,637       4,719,429
                                                    -------------  ------------    ------------
                                                       27,490,603    82,272,979      33,289,596
Change in net deferred income taxes                   (51,210,475)  (28,819,276)    (22,502,137)
                                                    -------------  ------------    ------------

Total federal income taxes incurred                 $ (23,719,872) $ 53,453,703    $ 10,787,459
                                                    =============  ============    ============

      Reconciliations between income taxes based on the federal tax rate and the effective tax rate for the years ended December 31, were as follows:

                                                         2004                2003             2002
Net gain from operations before federal
  income taxes and net realized capital
  losses                                            $  63,050,955       $ 153,863,926     $ 106,702,208
Net realized capital losses before federal
  income taxes and transfers to IMR                   (94,460,538)         (7,296,683)      (80,353,532)
                                                    -------------       -------------     -------------
Total pretax income                                   (31,409,583)        146,567,243        26,348,676
Statutory tax rate                                             35%                 35%               35%
                                                    -------------       -------------     -------------
                                                      (10,993,354)         51,298,535         9,222,037
Prior year tax expense (benefit)                      (10,514,343)           (787,115)        2,863,380
Dividends received deduction                           (4,030,076)         (4,384,447)       (4,260,618)
Amortization of IMR                                    (2,112,940)           (870,832)           21,893
Reinsurance transaction                                         -           8,631,350                 -
Other                                                   3,930,841            (433,788)        2,940,767
                                                    -------------       -------------     -------------

        Total federal income taxes incurred         $ (23,719,872)      $  53,453,703     $  10,787,459
                                                    =============       =============     =============

      The Company's tax returns have been examined by the Internal Revenue Service through 2002 and all outstanding issues have been resolved.

      Resolution of the outstanding issues during 2004 resulted in a reduction of liabilities previously established for such issues.

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities at December 31 were as follows:

                                                 2004              2003             CHANGE
DEFERRED TAX ASSETS
Deferred acquisition costs                   $  93,114,510     $  89,031,690     $  4,082,820
Policy reserves                                 92,406,939        87,350,672        5,056,267
Bonds and other invested assets                 86,764,071        57,520,551       29,243,520
Non-admitted assets                             19,081,515        18,619,621          461,894
Expense accruals and other prepaid income        8,838,435         6,813,460        2,024,975
Other                                                    -           904,951         (904,951)
                                             -------------     -------------     ------------
Total deferred tax assets                      300,205,470       260,240,945       39,964,525
Non-admitted deferred tax assets              (169,401,049)     (157,384,341)     (12,016,708)
                                             -------------     -------------     ------------

Admitted deferred tax assets                 $ 130,804,421     $ 102,856,604     $ 27,947,817
                                             =============     =============     ============

DEFERRED TAX LIABILITIES

Depreciable assets                             (22,047,176)      (21,781,071)        (266,105)
Unrealized gains                                         -        (1,387,312)       1,387,312
Other                                           (5,791,126)       (9,689,908)       3,898,782
                                             -------------     -------------     ------------
Deferred tax liabilities                       (27,838,302)      (32,858,291)       5,019,989
                                             -------------     -------------     ------------

Net admitted deferred tax assets             $ 102,966,119     $  69,998,313     $ 32,967,806
                                             =============     =============     ============

The change in net deferred income taxes during the years ended December 31, is comprised of the following:

                                                  2004             2003             CHANGE
Deferred tax assets                          $ 300,205,470     $ 260,240,945     $ 39,964,525
Deferred tax liabilities                       (27,838,302)      (32,858,291)       5,019,989
                                             -------------     -------------     ------------

Net deferred tax assets                      $ 272,367,168     $ 227,382,654       44,984,514
                                             -------------     =============     ============

Tax effect of unrealized gains                                                      6,225,961
                                                                                 ------------

Change in net deferred income taxes                                              $ 51,210,475
                                                                                 ============

                                                 2003              2002             CHANGE
Deferred tax assets                          $ 260,240,945     $ 245,671,489     $ 14,569,356
Deferred tax liabilities                       (32,858,291)      (41,268,903)       8,410,612
                                             -------------     -------------     ------------

Net deferred tax assets                      $ 227,382,654     $ 204,402,686       22,979,968
                                             =============     =============

Tax effect of unrealized gains                                                      5,839,308
                                                                                 ------------

Change in net deferred income taxes                                              $ 28,819,276
                                                                                 ============

                                                 2002              2001             CHANGE
Deferred tax assets                          $ 245,671,589     $ 183,794,679     $ 61,876,910
Deferred tax liabilities                       (41,268,903)      (27,359,230)     (13,909,673)
                                             -------------     -------------     ------------

Net deferred tax assets                      $ 204,402,686     $ 156,435,449       47,967,237
                                             =============     =============     ============

Tax effect of unrealized losses                                                   (25,465,100)
                                                                                 ------------

Change in net deferred income taxes                                              $ 22,502,137
                                                                                 ============

5.    RELATED PARTY TRANSACTIONS

      The Company received common stock dividends from Companion on March 15, 2004 and March 12, 2003 totaling $6,000,000 and $6,500,000, respectively.
      The Company also received common stock dividends from United World on April 23, 2004 and March 26, 2003 totaling $2,500,000 and $2,900,000, respectively.

      The Company received a capital contribution of $100,000,000 on June 3, 2004 from its parent, Mutual of Omaha, which consisted of cash in the amount of $23,682,524 and securities having a fair value of $76,317,476 and an amortized cost of $77,681,361. The Company received an additional cash capital contribution of $100,000,000 on December 1, 2004 from Mutual of Omaha.

      The Company received a capital contribution of $100,000,000 from its parent, Mutual of Omaha, on August 28, 2002. The contribution consisted of cash in the amount of $25,261,585 and securities having a fair value of $74,738,415 and an amortized cost of $71,548,986.

      Mutual of Omaha and certain of its direct and indirect subsidiaries, including the Company, share certain resources such as personnel, operational and administrative services, facilities, information and communication services, employee benefits administration, investment management, advertising and general management services. Most of the expenses related to these resources are paid by Mutual of Omaha and subject to allocation among Mutual of Omaha and such subsidiaries. Management believes the measures used to allocate expenses among companies are within industry guidelines and practices.

      Under the terms of a reinsurance treaty effective June 1, 1955, all health and accident insurance written by the Company is ceded to Mutual of Omaha. The operating results of group health and accident and life insurance product lines are shared equally by the Company and Mutual of Omaha. The amounts ceded were as follows:

AT DECEMBER 31,                                     2004           2003
Aggregate reserve for policies and contracts    $140,170,777    $126,485,403
                                                ============    ============

Policy and contract claims                      $ 66,554,881    $ 72,303,205
                                                ============    ============


YEAR ENDED DECEMBER 31,                     2004            2003             2002
Premium considerations                  $279,666,508    $308,253,279    $390,746,568
                                        ============    ============    ============

Policyholder benefits                   $196,471,738    $222,341,803    $314,033,577
                                        ============    ============    ============

Group reinsurance settlement expense
  (included in operating expenses)      $ 12,096,964    $  8,528,231    $ 14,512,872
                                        ============    ============    ============

      The Company also assumes group and individual life insurance from Companion. The amounts assumed related to the treaties with Companion were as follows:

AT DECEMBER 31,                                 2004                2003

Aggregate reserve for policies and contracts   $ 109,812,150   $ 109,899,096
                                               =============   =============

Policy and contract claims                     $   2,540,932   $   2,770,317
                                               =============   =============

Funds held under reinsurance treaties          $ 117,588,617   $ 115,720,529
                                               =============   =============

YEAR ENDED DECEMBER 31,      2004           2003          2002

Premium considerations    $ 6,265,268    $6,165,093    $6,584,061
                          ===========    ==========    ==========

Policyholder benefits     $10,284,329    $8,245,805    $9,375,945
                          ===========    ==========    ==========

6.    SHORT-TERM BORROWINGS

      The Company and Mutual of Omaha on a joint basis have entered into certain unsecured line of credit agreements that allow for maximum borrowings of $250,000,000. At December 31, 2004 and 2003, the Company had outstanding borrowings, which are included in other liabilities, of $53,000,000 and $75,000,000, at weighted average interest rates of 2.39% and 1.12%, respectively. During the years ended December 31, 2004 and 2003, the Company incurred interest expense on these lines of credit of $367,504 and $308,683, respectively.

      The Company and Mutual of Omaha have a bilateral unsecured internal borrowing agreement of $100,000,000. At December 31, 2004 and 2003, the Company had outstanding borrowings under this agreement, which are included in other liabilities, of $0 and $10,000,000, respectively. Mutual of Omaha did not have any outstanding borrowings under this agreement at December 31, 2004 and 2003.

      Companion has a $25,000,000 revolving credit agreement with the Company. At December 31, 2004 and 2003, there were no amounts outstanding under this revolving credit agreement.

      In 2004, the Company entered into agreements to sell and repurchase securities. Under these agreements, the Company obtains the use of funds for a period not to exceed 30 days. Maximum borrowings allowed under these agreements are $300,000,000. At December 31, 2004 and 2003, the Company had outstanding borrowings under these agreements of $0 and $75,000,000. During the years ended December 31, 2004 and 2003, the Company incurred interest expense on these agreements of $579,146 and $376,680, respectively.

      The above agreements are primarily used to facilitate the purchase of long-term investments.

      The Company has a securities lending program whereby securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is not reflected in the accompanying statutory statements of admitted assets, liabilities, and surplus. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions. The Company had securities loaned to third parties of $295,517,000 and $155,874,000 as of December 31, 2004 and 2003,
      respectively.

7.    EMPLOYEE BENEFIT PLANS

      The Company participates in three plans sponsored by its parent, Mutual of Omaha. These plans are a qualified, non-contributory defined benefit pension plan, a 401(k) profit sharing defined contribution plan and a post-retirement benefit plan that provides certain health care and life insurance benefits for retirees. Substantially all employees are eligible for the 401(k) plan, while employees hired before 1995 are eligible for the post-retirement benefit plan. Effective January 1, 2005 the defined benefit plan was amended to freeze plan benefits for participants 40 years and under. No benefits will be available under the defined benefit plan for employees hired on or after January 1, 2005. The Company has no legal obligation for benefits under these plans. Mutual of Omaha allocates expense amounts for these plans to the Company based on salary ratios. The Company's share of net expense for these plans for the years ended December 31, were as follows:

                                                     2004           2003           2002
Defined benefit pension plan                       $6,142,499    $6,600,379    $2,351,154
401(k) profit sharing defined contribution plan     3,240,819     3,679,842     2,118,099
Postretirement benefit plan                         3,123,885     3,489,977     2,912,782

      Plan assets for the defined benefit pension plan include group annuity contracts issued by the Company of $510,979,734 and $474,792,785 at December 31, 2004 and 2003, respectively. Plan assets for the postretirement benefit plan are invested in a guaranteed investment contract issued by the Company with a balance of $36,281,228 and $30,832,269 at December 31, 2004 and 2003, respectively.

8.    SURPLUS AND DIVIDEND RESTRICTIONS

      The portion of unassigned surplus represented or reduced by each item below as of December 31, is as follows:

                                    2004               2003
Unrealized gains                $  20,206,336     $  18,979,240
Non-admitted assets              (223,919,663)     (210,583,259)
Asset valuation reserve            34,853,433       (62,611,334)
Separate account business                   -           142,693
Deferred tax assets               272,367,168       227,382,654
Deferred gain on coinsurance       15,534,217        22,061,000

      Regulatory restrictions limit the amount of dividends available for distribution without prior approval of regulatory authorities.

9.    COMMITMENTS AND CONTINGENCIES

      The Company has unfunded investment commitments for bond investments, mortgage loans and limited partnerships of $161,878,808 and $149,965,916 as of December 31, 2004 and 2003, respectively.

      Securities with an amortized cost of $5,510,024 and $5,521,409 at December 31, 2004 and 2003, respectively, were on deposit with government agencies as required by the laws in various jurisdictions in which the Company conducts business.

      As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. The Company has estimated its costs related to past insolvencies and has recorded a liability for guaranty fund assessments of $18,725,757 and $19,240,539 as of December 31, 2004 and 2003, respectively. The Company has recorded a tax asset for premium tax credits of $13,098,493 and $13,674,072 as of December 31, 2004 and 2003, respectively.

      Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position, results of operations, or cash flows.

10.   LEASES

      The Company and Mutual of Omaha rent office space, equipment and computer software under noncancellable operating leases. Future required minimum rental payments under leases as of December 31, 2004 were:

2005         $ 16,094,363
2006            8,800,500
2007            6,439,022
2008            3,933,118
2009            1,974,847
Thereafter        345,962
             ------------
Total        $ 37,587,812
             ============

      The Company and Mutual of Omaha's rental expense for the years ended December 31, 2004, 2003 and 2002 was $19,063,968, $20,124,565 and
      $18,701,785, respectively.

11.   DIRECT PREMIUMS WRITTEN

      The Company's direct accident and health premiums written by third-party administrators were $32,081,468, $36,351,990 and $20,173,589 during the years ended December 31, 2004, 2003 and 2002, respectively.

12.   RETROSPECTIVELY RATED CONTRACTS

      The Company estimates accrued retrospectively rated premium adjustments for its group life and health insurance business based upon premium, claims (including IBNR), and expense experience for each retrospectively rated policy. This method results in the calculation of an asset or liability for each retrospectively rated policy.

      The amount of net premiums earned by the Company that were subject to retrospective rating features were approximately $83,800,000, $89,800,000 and $73,600,000 during the years ended December 31, 2004, 2003 and 2002, respectively. These net premiums represent 40.7%, 42.9% and 38.7% of the total net premium for group business during the years ended December 31, 2004, 2003 and 2002, respectively.

13.   AGGREGATE RESERVE FOR POLICIES AND CONTRACTS

      The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.

      Substandard reserves for plans introduced prior to 1989 are set equal to the excess of the reserve calculated using the appropriate substandard multiple mortality table over the reserve calculated using the standard mortality table, where both calculations use the same valuation interest rate and reserve method. Substandard reserves for plans introduced after 1988 are set equal to the unearned portion of the substandard premiums.

      At December 31, 2004 and 2003, the Company had insurance in force with a face value of $104,363,200 and $109,898,875, respectively, for which the gross premiums were less than the net premiums according to the standard valuation set by the State of Nebraska. Reserves to cover the above insurance totaled $1,006,255 and $1,121,294 at December 31, 2004 and 2003, respectively.

14. ANALYSIS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

AT DECEMBER 31, 2004                                                 AMOUNT        % OF TOTAL
ANNUITY RESERVES AND DEPOSIT FUNDS LIABILITIES:

  Subject to discretionary withdrawal:
    With fair value adjustment                                   $  752,766,276        8.9 %
    At book value less current surrender charge of 5% or more       747,202,231        8.9 %
    At fair value                                                   771,595,942        9.2 %
                                                                 --------------      -----
    Total with adjustment or at fair value                        2,271,564,449       27.0 %
    At book value without adjustment (minimal or no charge)       3,589,081,748       42.5 %

Not subject to discretionary withdrawal                           2,568,431,696       30.5 %
                                                                 --------------      -----

Gross total                                                       8,429,077,893      100.0 %
                                                                                     =====

Reinsurance ceded                                                    93,342,814
                                                                 --------------

Net total                                                        $8,335,735,079
                                                                 ==============

AT DECEMBER 31, 2003                                                 AMOUNT       % OF TOTAL
ANNUITY RESERVES AND DEPOSIT FUNDS LIABILITIES:

  Subject to discretionary withdrawal:
    With fair value adjustment                                   $  701,458,570       8.3 %
    At book value less current surrender charge of 5% or more       919,200,082      10.8 %
    At fair value                                                   665,825,568       7.9 %
                                                                 --------------     -----
    Total with adjustment or at fair value                        2,286,484,220      27.0 %
    At book value without adjustment (minimal or no charge)       3,678,117,133      43.3 %

Not subject to discretionary withdrawal                           2,514,550,760      29.7 %
                                                                 --------------     -----

Gross total                                                       8,479,152,113     100.0 %
                                                                                    =====

Reinsurance ceded                                                   102,807,311
                                                                 --------------

Net total                                                        $8,376,344,802
                                                                 ==============

      The following information is obtained from the applicable Exhibit in the Company's December 31 Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the State of Nebraska, and is provided to reconcile annuity reserves and deposit-type funds and other liabilities without life or disability contingencies to amounts reported in the statutory statements of admitted assets, liabilities, and surplus as of December 31:

2004
LIFE AND ACCIDENT AND HEALTH ANNUAL STATEMENT:                            AMOUNT
Exhibit 5, Annuities section, net total                                $5,381,437,479
Exhibit 5, Supplementary Contracts with Life Contingencies Section,        19,643,521
  net total
Exhibit of Deposit-Type Contracts, Line 14, Column 1                    1,686,701,012
                                                                       --------------
                                                                        7,087,782,012
Separate Accounts Annual Statement:

  Exhibit 3, Line 0299999, Column 2                                       476,357,071
  Page 3, Line 2, Column 3                                                771,595,996
                                                                       --------------

Total                                                                  $8,335,735,079
                                                                       ==============

2003
LIFE AND ACCIDENT AND HEALTH ANNUAL STATEMENT:                            AMOUNT
Exhibit 5, Annuities section, net total                                $5,341,097,265
Exhibit 5, Supplementary Contracts with Life Contingencies Section,
  net total                                                                19,507,222
Exhibit of Deposit-Type Contracts, Line 14, Column 1                    1,796,951,544
                                                                       --------------
                                                                        7,157,556,031
Separate Accounts Annual Statement:

  Exhibit 3, Line 0299999, Column 2                                       552,963,203
  Page 3, Line 2, Column 3                                                665,825,568
                                                                       --------------

Total                                                                  $8,376,344,802
                                                                       ==============

15.   PREMIUMS DEFERRED AND UNCOLLECTED

      Deferred and uncollected life insurance premiums and annuity considerations at December 31 are as follows:

                                     2004                            2003
                         ----------------------------    ----------------------------
                                            Net of                          Net of
Type                         GROSS          LOADING         GROSS           LOADING
Ordinary new business    $ 31,608,593    $  9,974,417    $ 29,377,199    $ 11,139,858
Ordinary renewal          157,687,728     177,868,168      83,772,731      94,786,065
Group life                 17,145,855      16,095,576      23,496,808      22,497,174
                         ------------    ------------    ------------    ------------

Total                    $206,442,176    $203,938,161    $136,646,738    $128,423,097
                         ============    ============    ============    ============

16.   SEPARATE ACCOUNTS

      Information regarding the nonguaranteed separate accounts of the Company is as follows:

FOR THE YEAR ENDED DECEMBER 31,                               2004               2003
Premiums, considerations or deposits                     $    18,119,331     $    37,901,370
                                                         ===============     ===============

Transfers as reported in the statutory statements of
 operations of the separate accounts annual
 statement:
    Transfers to Separate Accounts                       $    18,119,331     $    37,901,370
    Transfers from Separate Accounts                         129,245,831         151,563,742
                                                         ---------------     ---------------
    Net transfers                                           (111,126,500)       (113,662,372)
    Reinsurance                                              111,126,419          21,583,640
                                                         ---------------     ---------------
Net transfers as reported in the statutory statements
  of operations                                          $           (81)    $   (92,078,732)
                                                         ===============     ===============

AT DECEMBER 31,

Reserves by valuation basis:
  Market value                                           $ 1,304,898,210     $ 1,265,500,458
                                                         ===============     ===============

Reserves by withdrawal characteristics:
  Market value                                           $ 1,304,898,210     $ 1,265,500,458
                                                         ===============     ===============

17    EDP EQUIPMENT AND SOFTWARE

      EDP equipment and operating and nonoperating software consisted of the following at December 31:

                                           2004             2003
Electronic data processing equipment    $ 19,355,936     $ 66,764,984
Operating system software                  5,002,913        5,002,913
Nonoperating system software               8,133,060       11,222,354
Accumulated depreciation                 (32,436,958)     (82,915,029)
                                        ------------     ------------

                                        $     54,951     $     75,222
                                        ============     ============

      Depreciation expense related to EDP equipment and operating and nonoperating software was $20,271, $1,398,655 and $4,919,126 for the years ended December 31, 2004, 2003 and 2002, respectively.

18. RECONCILIATION OF STATUTORY NET INCOME (LOSS) AND SURPLUS TO GAAP NET INCOME AND EQUITY

      As described in Note 1, the Company has prepared these financial statements in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. These practices differ from GAAP. The following tables reconcile statutory net income to GAAP net income and statutory surplus to GAAP equity.

                                               2004             2003             2002
Statutory net income (loss)                $(84,058,332)    $ 38,991,367     $(15,705,574)
Future policy benefits and policyholder
  account balances                           53,311,160      (34,135,945)       5,012,144
Deferred policy acquisition costs            34,393,116       28,330,011       32,081,647
Deferred income taxes and other tax
  reclassifications                           6,119,490       42,989,408       11,862,288
Valuation of investments                     58,636,736       31,041,386       (2,157,327)
Earnings of subsidiaries                     (3,288,352)       2,170,475        2,598,297
Cumulative effect of accounting change
  for long-duration contracts               (32,330,475)               -                -
Other                                        (8,787,419)     (23,830,812)      11,043,503
                                           ------------     ------------     ------------

GAAP net income                            $ 23,995,924     $ 85,555,890     $ 44,734,978
                                           ============     ============     ============

                                                2004                 2003
Statutory surplus                          $ 1,223,240,133     $ 1,046,966,180
Future policy benefits and policyholder
  account balances                            (300,793,409)       (235,459,319)
Deferred policy acquisition costs              900,237,457         852,854,477
Deferred income taxes                         (375,700,422)       (379,807,678)
Valuation of investments                       420,606,958         491,557,584
Statutory asset valuation reserve               34,853,433          62,611,334
Subsidiary equity                               62,193,926          59,435,799
Statutory interest maintenance reserve          46,129,553          27,008,378
Reinsurance transaction                         (4,440,204)        (70,622,014)
Other                                           (3,766,393)         (6,365,712)
Non-admitted assets                            223,919,663         210,583,259
                                           ---------------     ---------------

GAAP equity                                $ 2,226,480,695     $ 2,058,762,288
                                           ===============     ===============

19.   RECONCILIATION TO ANNUAL STATEMENT

      The Company is required to file an Annual Statement with the Nebraska Department of Insurance. The following is a reconciliation between amounts reflected in the audited statutory financial statements and amounts reflected in the Annual Statement for 2004:

                                            ADMITTED                                CAPITAL AND            NET
                                             ASSETS            LIABILITIES            SURPLUS             LOSS
Per statutory annual statement           $ 12,937,154,529     $ 11,710,879,431     $ 1,226,275,098     $(50,667,449)

Additional other-than-temporary
  impairments of manufactured housing
  asset-backed securities                     (33,390,883)                   -         (33,390,883)     (33,390,883)

Impact of additional other-than-
  temporary impairments on AVR                          -          (18,669,109)         18,669,109                -

Deferred income taxes related to
  additional other-than-temporary
  impairments                                  11,686,809                    -          11,686,809                -
                                         ----------------     ----------------     ---------------     ------------

Per accompanying
  financial statements                   $ 12,915,450,455     $ 11,692,210,322     $ 1,223,240,133     $(84,058,332)
                                         ================     ================     ===============     ============

      The Company will reflect the above adjustments in its first quarter statement for 2005 to be filed with the Nebraska Department of Insurance.

UNITED OF OMAHA
SEPARATE ACCOUNT B

Financial Statements as of December 31, 2004
and for each of the Periods in the Years Ended December 31, 2004 and 2003 and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
United of Omaha Life Insurance Company

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 2 which comprise the United of Omaha Separate Account B as of December 31, 2004, and the related statements of operations and changes in net assets for each of the periods in the two year period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The United of Omaha Separate Account B is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of each of the subaccounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the United of Omaha Separate Account B as of December 31, 2004, and the results of their operations and the changes in their net assets for each of the periods in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
------------------------------

Omaha, Nebraska
April 26, 2005

                       UNITED OF OMAHA SEPARATE ACCOUNT B
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31,2004

                                                                                          Shares
                                                         Cost          Fair Value       Outstanding
                                                      -----------     -----------       -----------
ASSETS

INVESTMENTS:

     ALGER:
          American Growth                             $ 1,878,056     $ 2,577,927          73,403
          American Small Capitalization                   961,345       1,127,057          55,630

     FEDERATED:
          Prime Money Fund II                             547,350         547,350         547,350
          Fund for U. S. Government Securities II         720,250         690,712          59,544

     FIDELITY:
          VIP Asset Manager: Growth                       765,760         808,819          63,288
          VIP Contrafund                                2,442,699       2,988,893         112,280
          VIP Equity Income                             1,866,912       2,119,484          83,543
          VIP Index 500                                10,501,519      11,539,336          83,770
          VIP Mid Cap                                     185,464         232,956           7,796

     MFS:
          Capital Opportunities Series                  5,934,718       6,903,006         508,696
          Emerging Growth Series                        1,663,767       1,551,085          88,532
          High Income Series                              579,613         640,522          61,767
          Research Series                                 901,165         925,725          60,505
          Strategic Income Series                         209,218         226,797          20,160

     PIONEER:
          Equity Income VCT                               386,183         450,805          21,799
          Fund VCT                                        932,347       1,061,546          51,757
          Growth Shares VCT                                68,605          79,725           6,195
          Mid Cap Value VCT                             5,014,233       7,437,282         301,471
          Real Estate Shares VCT                          635,348         978,195          40,255
          Small Cap Value VCT                              44,669          54,723           3,660

     SCUDDER:
          Global Discovery                                475,584         658,350          52,167
          Growth and Income                               381,763         389,628          42,122
          International                                   680,271         761,261          80,133
          VIT EAFE(R) Equity Index Fund                   300,819         367,073          38,477
          VIT Small Cap Index Fund                        432,381         585,722          40,817

     T. ROWE PRICE:
          Equity Income                                 5,986,559       7,425,097         332,368
          International Stock                           5,690,535       6,928,112         515,485
          Limited-Term Bond                             1,715,530       1,690,707         339,499
          New America Growth                              788,572         907,475          46,657
          Personal Strategy Balanced                      555,057         678,993          38,232

     VAN KAMPEN:
          UIF Emerging Markets Equity                   1,199,281       1,927,000         174,389
          UIF Core Plus Fixed Income                    6,503,425       6,644,310         574,767
                                                      -----------     -----------
                    Total net assets                  $60,948,998     $71,905,673
                                                      ===========     ===========

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                                     Alger
                                                         --------------------------------------------------------------
                                                                 American Growth           American Small Capitalization
                                                         ----------------------------      -----------------------------
                                                            2004              2003             2004            2003
                                                         -----------      -----------      -----------      -----------
Income:
      Dividends                                          $         -      $         -      $         -      $         -

Realized gains (losses) on investments
      Realized gains (losses) on sale of fund shares         203,640       (1,025,286)          (9,771)        (171,357)
      Realized gain distributions                                  -                -                -                -
                                                         -----------      -----------      -----------      -----------

         Realized gains (losses)                             203,640       (1,025,286)          (9,771)        (171,357)
                                                         -----------      -----------      -----------      -----------

Change in unrealized appreciation / depreciation
      during the year                                        (40,351)       2,250,434          170,147          443,032
                                                         -----------      -----------      -----------      -----------

Increase (decrease) in net assets from
      operations                                             163,289        1,225,148          160,376          271,675
                                                         -----------      -----------      -----------      -----------

Contract transactions:

      Payments received from contract owners                 528,023        1,073,777          177,812          183,577
      Transfers between subaccounts
         (including fixed accounts), net                    (730,071)      (2,064,248)          (2,477)         (83,371)
      Transfers for contract benefits and
         terminations                                        (76,291)         (56,931)         (17,891)          (8,034)
      Contract maintenance charges                          (329,959)        (648,864)        (109,958)        (100,821)

      Administrative charges                                 (49,963)        (105,629)         (20,336)         (17,994)
                                                         -----------      -----------      -----------      -----------

Net increase (decrease) in net assets
      from contract transactions                            (658,261)      (1,801,895)          27,150          (26,643)
                                                         -----------      -----------      -----------      -----------

Decrease in amounts retained in
      Separate Account B, net                                      -                -                -                -
                                                         -----------      -----------      -----------      -----------

Total increase (decrease) in net assets                     (494,972)        (576,747)         187,526          245,032

Net assets at beginning of period                          3,072,899        3,649,646          939,531          694,499
                                                         -----------      -----------      -----------      -----------

Net assets at end of period                              $ 2,577,927      $ 3,072,899      $ 1,127,057      $   939,531
                                                         ===========      ===========      ===========      ===========

ACCUMULATION UNITS:

      Purchases                                               31,585           75,758           18,848           17,529
      Withdrawals                                            (78,183)        (213,481)         (15,840)         (22,930)
                                                         -----------      -----------      -----------      -----------

Net increase (decrease) in units outstanding                 (46,598)        (137,723)           3,008           (5,401)

Units outstanding at beginning of year                       227,536          365,259          103,488          108,889
                                                         -----------      -----------      -----------      -----------

Units outstanding at end of year                             180,938          227,536          106,496          103,488
                                                         ===========      ===========      ===========      ===========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                                    Federated
                                                         --------------------------------------------------------------
                                                                                                    Fund for U.S.
                                                               Prime Money Fund II           Government Securities II
                                                         ----------------------------      ----------------------------
                                                             2004             2003             2004            2003
                                                         -----------      -----------      -----------      -----------
Income:

      Dividends                                          $     4,892      $     8,001      $    34,242      $    40,633

Realized gains (losses) on investments
      Realized gains (losses) on sale of fund shares               -                -            8,521           18,851
      Realized gain distributions                                  -                -            3,999            5,270
                                                         -----------      -----------      -----------      -----------

         Realized gains (losses)                                   -                -           12,520           24,121
                                                         -----------      -----------      -----------      -----------

Change in unrealized appreciation / depreciation
      during the year                                              -                -          (40,070)         (39,221)
                                                         -----------      -----------      -----------      -----------

Increase (decrease) in net assets from
      operations                                               4,892            8,001            6,692           25,533
                                                         -----------      -----------      -----------      -----------

Contract transactions:

      Payments received from contract owners                  91,015        1,394,368          111,445          190,203
      Transfers between subaccounts
         (including fixed accounts), net                    (260,156)      (1,554,081)        (377,900)          91,244
      Transfers for contract benefits and
         terminations                                        (15,582)         (89,618)         (38,082)         (44,932)
      Contract maintenance charges                           (84,117)        (260,589)        (139,199)        (127,830)

      Administrative charges                                  (9,892)         (19,202)          (9,491)         (13,284)
                                                         -----------      -----------      -----------      -----------

Net increase (decrease) in net assets
      from contract transactions                            (278,732)        (529,122)        (453,227)          95,401
                                                         -----------      -----------      -----------      -----------

Decrease in amounts retained in
      Separate Account B, net                                      -                -                -                -
                                                         -----------      -----------      -----------      -----------

Total increase (decrease) in net assets                     (273,840)        (521,121)        (446,535)         120,934

Net assets at beginning of period                            821,190        1,342,311        1,137,247        1,016,313
                                                         -----------      -----------      -----------      -----------

Net assets at end of period                              $   547,350      $   821,190      $   690,712      $ 1,137,247
                                                         ===========      ===========      ===========      ===========

ACCUMULATION UNITS:

      Purchases                                              154,348          700,447            9,486           23,648
      Withdrawals                                           (376,020)      (1,122,928)         (41,362)         (17,085)
                                                         -----------      -----------      -----------      -----------

Net increase (decrease) in units outstanding                (221,672)        (422,481)         (31,876)           6,563

Units outstanding at beginning of year                       654,196        1,076,677           77,029           70,466
                                                         -----------      -----------      -----------      -----------

Units outstanding at end of year                             432,524          654,196           45,153           77,029
                                                         ===========      ===========      ===========      ===========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                                     Fidelity
                                                         --------------------------------------------------------------
                                                           VIP Asset Manager: Growth               VIP Contrafund
                                                         ----------------------------      ----------------------------
                                                             2004             2003             2004            2003
                                                         -----------      -----------      -----------      -----------
Income:

      Dividends                                          $    16,801      $    17,538      $     9,105      $     8,902

Realized gains (losses) on investments
      Realized gains (losses) on sale of fund shares         (12,549)         (51,652)         (10,767)         (37,686)
      Realized gain distributions                                  -                -                -                -
                                                         -----------      -----------      -----------      -----------

         Realized gains (losses)                             (12,549)         (51,652)         (10,767)         (37,686)
                                                         -----------      -----------      -----------      -----------

Change in unrealized appreciation / depreciation
      during the year                                         41,329          166,512          404,012          567,134
                                                         -----------      -----------      -----------      -----------

Increase (decrease) in net assets from
      operations                                              45,581          132,398          402,350          538,350
                                                         -----------      -----------      -----------      -----------

Contract transactions:

      Payments received from contract owners                 149,471          163,317          524,326          543,032
      Transfers between subaccounts
         (including fixed accounts), net                      30,160           29,858          (25,162)         139,767
      Transfers for contract benefits and
         terminations                                        (25,006)         (26,053)        (140,252)         (25,796)
      Contract maintenance charges                          (109,139)        (116,064)        (320,871)        (299,158)

      Administrative charges                                 (11,825)         (10,339)         (47,496)         (40,685)
                                                         -----------      -----------      -----------      -----------

Net increase (decrease) in net assets
      from contract transactions                              33,661           40,719           (9,455)         317,160
                                                         -----------      -----------      -----------      -----------

Decrease in amounts retained in
      Separate Account B, net                                      -                -                -                -
                                                         -----------      -----------      -----------      -----------

Total increase (decrease) in net assets                       79,242          173,117          392,895          855,510

Net assets at beginning of period                            729,577          556,460        2,595,998        1,740,488
                                                         -----------      -----------      -----------      -----------

Net assets at end of period                              $   808,819      $   729,577      $ 2,988,893      $ 2,595,998
                                                         ===========      ===========      ===========      ===========

ACCUMULATION UNITS:

      Purchases                                               14,905           12,229           31,411           32,141
      Withdrawals                                            (12,101)          (8,617)         (31,887)          (9,772)
                                                         -----------      -----------      -----------      -----------

Net increase (decrease) in units outstanding                   2,804            3,612             (476)          22,369

Units outstanding at beginning of year                        60,907           57,295          161,261          138,892
                                                         -----------      -----------      -----------      -----------

Units outstanding at end of year                              63,711           60,907          160,785          161,261
                                                         ===========      ===========      ===========      ===========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                              Fidelity (continued)
                                                         --------------------------------------------------------------
                                                                VIP Equity Income                  VIP Index 500
                                                         ----------------------------      ----------------------------
                                                             2004             2003             2004            2003
                                                         -----------      -----------      -----------      -----------
Income:

      Dividends                                          $    31,417      $    29,891      $   130,394      $   101,298

Realized gains (losses) on investments
      Realized gains (losses) on sale of fund shares            (385)         (44,643)         (42,162)        (106,999)
      Realized gain distributions                              7,505                -                -                -
                                                         -----------      -----------      -----------      -----------

         Realized gains (losses)                               7,120          (44,643)         (42,162)        (106,999)
                                                         -----------      -----------      -----------      -----------

Change in unrealized appreciation / depreciation
      during the year                                        185,603          466,686        1,001,739        1,996,896
                                                         -----------      -----------      -----------      -----------

Increase (decrease) in net assets from
      operations                                             224,140          451,934        1,089,971        1,991,195
                                                         -----------      -----------      -----------      -----------

Contract transactions:

      Payments received from contract owners                 283,418          317,074        2,477,764        2,586,701
      Transfers between subaccounts
         (including fixed accounts), net                     (34,202)        (103,084)         191,602          200,726
      Transfers for contract benefits and
         terminations                                        (99,237)         (25,611)        (370,116)        (110,689)
      Contract maintenance charges                          (216,471)        (208,357)      (1,135,410)      (1,117,787)

      Administrative charges                                 (29,900)         (26,962)        (210,054)        (183,865)
                                                         -----------      -----------      -----------      -----------

Net increase (decrease) in net assets
      from contract transactions                             (96,392)         (46,940)         953,786        1,375,086
                                                         -----------      -----------      -----------      -----------

Decrease in amounts retained in
      Separate Account B, net                                      -                -                -          (31,711)
                                                         -----------      -----------      -----------      -----------

Total increase (decrease) in net assets                      127,748          404,994        2,043,757        3,334,570

Net assets at beginning of period                          1,991,736        1,586,742        9,495,579        6,161,009
                                                         -----------      -----------      -----------      -----------

Net assets at end of period                              $ 2,119,484      $ 1,991,736      $11,539,336      $ 9,495,579
                                                         ===========      ===========      ===========      ===========

ACCUMULATION UNITS:

      Purchases                                               20,593           14,258          188,974          147,955
      Withdrawals                                            (27,140)         (19,721)        (117,037)         (26,248)
                                                         -----------      -----------      -----------      -----------

Net increase (decrease) in units outstanding                  (6,547)          (5,463)          71,937          121,707

Units outstanding at beginning of year                       142,700          148,163          729,436          607,729
                                                         -----------      -----------      -----------      -----------

Units outstanding at end of year                             136,153          142,700          801,373          729,436
                                                         ===========      ===========      ===========      ===========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                              Fidelity (continued)                     MFS
                                                         ----------------------------      ----------------------------
                                                                  VIP Mid Cap              Capital Opportunities Series
                                                         ----------------------------      ----------------------------
                                                            2004              2003             2004            2003
                                                         -----------      -----------      -----------      -----------
Income:

      Dividends                                          $         -      $         -      $    21,048      $     2,762

Realized gains (losses) on investments
      Realized gains (losses) on sale of fund shares           2,971              244           12,326         (216,038)
      Realized gain distributions                                  -                -                -                -
                                                         -----------      -----------      -----------      -----------

         Realized gains (losses)                               2,971              244           12,326         (216,038)
                                                         -----------      -----------      -----------      -----------

Change in unrealized appreciation / depreciation
      during the year                                         39,033            8,459          703,058          801,725
                                                         -----------      -----------      -----------      -----------

Increase (decrease) in net assets from
      operations                                              42,004            8,703          736,432          588,449
                                                         -----------      -----------      -----------      -----------

Contract transactions:
      Payments received from contract owners                  25,785            6,469        1,695,580        1,293,312
      Transfers between subaccounts
         (including fixed accounts), net                     127,715           47,341          664,408        2,077,227
      Transfers for contract benefits and
         terminations                                           (416)               -         (215,487)         (40,027)
      Contract maintenance charges                           (20,934)          (1,575)        (698,749)        (368,864)
      Administrative charges                                  (1,870)            (266)        (136,719)         (58,580)
                                                         -----------      -----------      -----------      -----------

Net increase (decrease) in net assets
      from contract transactions                             130,280           51,969        1,309,033        2,903,068
                                                         -----------      -----------      -----------      -----------
Decrease in amounts retained in
      Separate Account B, net                                      -                -                -          (31,711)
                                                         -----------      -----------      -----------      -----------
Total increase (decrease) in net assets                      172,284           60,672        2,045,465        3,459,806

Net assets at beginning of period                             60,672                -        4,857,541        1,397,735
                                                         -----------      -----------      -----------      -----------

Net assets at end of period                              $   232,956      $    60,672      $ 6,903,006      $ 4,857,541
                                                         ===========      ===========      ===========      ===========

ACCUMULATION UNITS:
      Purchases                                               10,355            4,388          160,787          265,335
      Withdrawals                                             (1,447)            (105)         (64,912)         (34,937)
                                                         -----------      -----------      -----------      -----------
Net increase (decrease) in units outstanding                   8,908            4,283           95,875          230,398

Units outstanding at beginning of year                         4,283                -          363,721          133,323
                                                         -----------      -----------      -----------      -----------

Units outstanding at end of year                              13,191            4,283          459,596          363,721
                                                         ===========      ===========      ===========      ===========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                                  MFS (continued)
                                                         --------------------------------------------------------------
                                                              Emerging Growth Series          High Income Series
                                                         ----------------------------      ----------------------------
                                                            2004              2003             2004             2003
                                                         -----------      -----------      -----------      -----------
Income:

      Dividends                                          $         -      $         -      $    27,651      $    23,834

Realized gains (losses) on investments
      Realized gains (losses) on sale of fund shares        (139,995)         (93,004)          (1,025)         (24,569)
      Realized gain distributions                                  -                -                -                -
                                                         -----------      -----------      -----------      -----------

         Realized gains (losses)                            (139,995)         (93,004)          (1,025)         (24,569)
                                                         -----------      -----------      -----------      -----------

Change in unrealized appreciation / depreciation
      during the year                                        317,494          394,471           26,581           92,787
                                                         -----------      -----------      -----------      -----------

Increase (decrease) in net assets from
      operations                                             177,499          301,467           53,207           92,052
                                                         -----------      -----------      -----------      -----------

Contract transactions:
      Payments received from contract owners                 329,555          333,616           73,234           86,126
      Transfers between subaccounts
         (including fixed accounts), net                     (37,831)           9,242          (13,808)          (9,416)
      Transfers for contract benefits and
         terminations                                        (81,216)         (25,204)         (16,795)         (14,161)
      Contract maintenance charges                          (179,642)        (171,935)         (42,506)         (73,869)

      Administrative charges                                 (28,553)         (26,627)          (7,910)          (7,324)
                                                         -----------      -----------      -----------      -----------
Net increase (decrease) in net assets
      from contract transactions                               2,313          119,092           (7,785)         (18,644)
                                                         -----------      -----------      -----------      -----------
Decrease in amounts retained in
      Separate Account B, net                                      -          (31,711)               -                -
                                                         -----------      -----------      -----------      -----------
Total increase (decrease) in net assets                      179,812          388,848           45,422           73,408

Net assets at beginning of period                          1,371,273          982,425          595,100          521,692
                                                         -----------      -----------      -----------      -----------

Net assets at end of period                              $ 1,551,085      $ 1,371,273      $   640,522      $   595,100
                                                         ===========      ===========      ===========      ===========

ACCUMULATION UNITS:
      Purchases                                               26,461           19,950            6,113            9,961
      Withdrawals                                            (26,296)         (11,823)          (6,759)         (11,549)
                                                         -----------      -----------      -----------      -----------

Net increase (decrease) in units outstanding                     165            8,127             (646)          (1,588)

Units outstanding at beginning of year                       121,275          113,148           46,587           48,175
                                                         -----------      -----------      -----------      -----------

Units outstanding at end of year                             121,440          121,275           45,941           46,587
                                                         ===========      ===========      ===========      ===========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                             MFS (continued)
                                                         ------------------------------------------------------
                                                              Research Series           Strategic Income Series
                                                         ------------------------      ------------------------
                                                            2004           2003          2004           2003
                                                         ---------      ---------      ---------      ---------
Income:

      Dividends                                          $   8,417      $   4,248      $  15,618      $  16,226

Realized gains (losses) on investments
      Realized gains (losses) on sale of fund shares       (25,763)      (136,110)         8,370          7,212
      Realized gain distributions                                -              -              -              -
                                                         ---------      ---------      ---------      ---------
         Realized gains (losses)                           (25,763)      (136,110)         8,370          7,212
                                                         ---------      ---------      ---------      ---------

Change in unrealized appreciation / depreciation
      during the year                                      141,537        275,622         (7,525)         6,153
                                                         ---------      ---------      ---------      ---------

Increase (decrease) in net assets from
      operations                                           124,191        143,760         16,463         29,591
                                                         ---------      ---------      ---------      ---------

Contract transactions:

      Payments received from contract owners               191,778        191,153         41,211         38,577
      Transfers between subaccounts
         (including fixed accounts), net                   (12,480)       (38,887)       (31,955)          (134)
      Transfers for contract benefits and
         terminations                                      (20,864)       (17,453)       (67,251)       (39,553)
      Contract maintenance charges                        (105,155)      (100,845)       (45,132)       (34,416)

      Administrative charges                               (13,178)       (11,391)        (3,693)        (4,064)
                                                         ---------      ---------      ---------      ---------
Net increase (decrease) in net assets
      from contract transactions                            40,101         22,577       (106,820)       (39,590)
                                                         ---------      ---------      ---------      ---------

Decrease in amounts retained in
      Separate Account B, net                                    -        (31,711)             -              -
                                                         ---------      ---------      ---------      ---------
Total increase (decrease) in net assets                    164,292        134,626        (90,357)        (9,999)

Net assets at beginning of period                          761,433        626,807        317,154        327,153
                                                         ---------      ---------      ---------      ---------
Net assets at end of period                              $ 925,725      $ 761,433      $ 226,797      $ 317,154
                                                         =========      =========      =========      =========

ACCUMULATION UNITS:
      Purchases                                             15,265         13,165          3,365          5,015
      Withdrawals                                          (11,821)       (15,016)       (10,945)        (8,140)
                                                         ---------      ---------      ---------      ---------

Net increase (decrease) in units outstanding                 3,444         (1,851)        (7,580)        (3,125)

Units outstanding at beginning of year                      69,702         71,553         22,547         25,672
                                                         ---------      ---------      ---------      ---------

Units outstanding at end of year                            73,146         69,702         14,967         22,547
                                                         =========      =========      =========      =========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                                    Pioneer
                                                         --------------------------------------------------------------
                                                                Equity Income VCT                    Fund VCT
                                                         ----------------------------      ----------------------------
                                                            2004              2003             2004            2003
                                                         -----------      -----------      -----------      -----------
Income:

      Dividends                                          $     8,459      $     6,644      $     8,949      $     6,442

Realized gains (losses) on investments
      Realized gains (losses) on sale of fund shares           1,334          (30,429)          (5,227)         (18,717)
      Realized gain distributions                                  -                -                -                -
                                                         -----------      -----------      -----------      -----------

         Realized gains (losses)                               1,334          (30,429)          (5,227)         (18,717)
                                                         -----------      -----------      -----------      -----------

Change in unrealized appreciation / depreciation
      during the year                                         51,703           89,002           99,876          174,804
                                                         -----------      -----------      -----------      -----------

Increase (decrease) in net assets from
      operations                                              61,496           65,217          103,598          162,529
                                                         -----------      -----------      -----------      -----------

Contract transactions:
      Payments received from contract owners                  76,731           88,448          205,208          227,271
      Transfers between subaccounts
         (including fixed accounts), net                       6,265          (73,231)         (10,953)          36,891
      Transfers for contract benefits and
         terminations                                        (10,941)          (4,429)         (12,593)            (771)
      Contract maintenance charges                           (50,205)         (52,590)         (94,262)         (85,180)

      Administrative charges                                  (6,706)          (6,226)         (24,326)         (21,176)
                                                         -----------      -----------      -----------      -----------

Net increase (decrease) in net assets
      from contract transactions                              15,144          (48,028)          63,074          157,035
                                                         -----------      -----------      -----------      -----------

Decrease in amounts retained in
      Separate Account B, net                                      -                -                -                -
                                                         -----------      -----------      -----------      -----------

Total increase (decrease) in net assets                       76,640           17,189          166,672          319,564

Net assets at beginning of period                            374,165          356,976          894,874          575,310
                                                         -----------      -----------      -----------      -----------

Net assets at end of period                              $   450,805      $   374,165      $ 1,061,546      $   894,874
                                                         ===========      ===========      ===========      ===========
ACCUMULATION UNITS:
      Purchases                                                6,713            5,571           23,552           28,157
      Withdrawals                                             (5,414)         (11,214)         (16,239)          (6,405)
                                                         -----------      -----------      -----------      -----------

Net increase (decrease) in units outstanding                   1,299           (5,643)           7,313           21,752

Units outstanding at beginning of year                        33,888           39,531          105,368           83,616
                                                         -----------      -----------      -----------      -----------

Units outstanding at end of year                              35,187           33,888          112,681          105,368
                                                         ===========      ===========      ===========      ===========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                              Pioneer (continued)
                                                         --------------------------------------------------------------
                                                               Growth Shares VCT                 Mid Cap Value VCT
                                                         ----------------------------      ----------------------------
                                                             2004             2003             2004             2003
                                                         -----------      -----------      -----------      -----------
Income:

      Dividends                                          $         -      $         -      $    23,502      $    15,276

Realized gains (losses) on investments
      Realized gains (losses) on sale of fund shares            (948)         (21,570)         102,575           26,445
      Realized gain distributions                                  -                -           61,544                -
                                                         -----------      -----------      -----------      -----------

         Realized gains (losses)                                (948)         (21,570)         164,119           26,445
                                                         -----------      -----------      -----------      -----------

Change in unrealized appreciation / depreciation
      during the year                                          5,926           34,570        1,144,602        1,507,203
                                                         -----------      -----------      -----------      -----------

Increase (decrease) in net assets from
      operations                                               4,978           13,000        1,332,223        1,548,924
                                                         -----------      -----------      -----------      -----------
Contract transactions:

      Payments received from contract owners                  17,509           20,096        1,663,237        1,734,675
      Transfers between subaccounts
         (including fixed accounts), net                       1,620            4,484         (390,929)         285,871
      Transfers for contract benefits and
         terminations                                           (655)               -         (190,109)         (80,846)
      Contract maintenance charges                           (12,201)         (12,654)        (715,290)        (712,298)

      Administrative charges                                  (2,131)          (1,803)        (141,467)        (118,590)
                                                         -----------      -----------      -----------      -----------

Net increase (decrease) in net assets
      from contract transactions                               4,142           10,123          225,442        1,108,812
                                                         -----------      -----------      -----------      -----------
Decrease in amounts retained in
      Separate Account B, net                                      -                -                -                -
                                                         -----------      -----------      -----------      -----------

Total increase (decrease) in net assets                        9,120           23,123        1,557,665        2,657,736

Net assets at beginning of period                             70,605           47,482        5,879,617        3,221,881
                                                         -----------      -----------      -----------      -----------

Net assets at end of period                              $    79,725      $    70,605      $ 7,437,282      $ 5,879,617
                                                         ===========      ===========      ===========      ===========

ACCUMULATION UNITS:
      Purchases                                                2,880            6,399           76,375          100,653
      Withdrawals                                             (2,166)          (4,531)         (63,895)         (14,761)
                                                         -----------      -----------      -----------      -----------
Net increase (decrease) in units outstanding                     714            1,868           12,480           85,892

Units outstanding at beginning of year                        11,597            9,729          348,221          262,329
                                                         -----------      -----------      -----------      -----------

Units outstanding at end of year                              12,311           11,597          360,701          348,221
                                                         ===========      ===========      ===========      ===========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                                           Pioneer (continued)
                                                         ------------------------------------------------------
                                                          Real Estate Shares VCT         Small Cap Value VCT
                                                         ------------------------      ------------------------
                                                           2004           2003            2004          2003
                                                         ---------      ---------      ---------      ---------
Income:

      Dividends                                          $  31,407      $  33,304      $       -      $       -

Realized gains (losses) on investments
      Realized gains (losses) on sale of fund shares        24,373         21,365            272            592
      Realized gain distributions                                -              -              -              -
                                                         ---------      ---------      ---------      ---------

         Realized gains (losses)                            24,373         21,365            272            592
                                                         ---------      ---------      ---------      ---------

Change in unrealized appreciation / depreciation
      during the year                                      207,441        145,632          7,802          2,252
                                                         ---------      ---------      ---------      ---------

Increase (decrease) in net assets from
      operations                                           263,221        200,301          8,074          2,844
                                                         ---------      ---------      ---------      ---------

Contract transactions:
      Payments received from contract owners               106,662         88,926         10,846          3,880
      Transfers between subaccounts
         (including fixed accounts), net                   (13,795)       (97,534)        23,825          8,662
      Transfers for contract benefits and
         terminations                                      (32,024)       (34,545)          (271)             -
      Contract maintenance charges                         (90,700)       (92,611)        (2,105)          (564)

      Administrative charges                               (13,144)       (11,776)          (400)           (68)
                                                         ---------      ---------      ---------      ---------

Net increase (decrease) in net assets
      from contract transactions                           (43,001)      (147,540)        31,895         11,910
                                                         ---------      ---------      ---------      ---------

Decrease in amounts retained in
      Separate Account B, net                                    -              -              -              -
                                                         ---------      ---------      ---------      ---------
Total increase (decrease) in net assets                    220,220         52,761         39,969         14,754

Net assets at beginning of period                          757,975        705,214         14,754              -
                                                         ---------      ---------      ---------      ---------
Net assets at end of period                              $ 978,195      $ 757,975      $  54,723      $  14,754
                                                         =========      =========      =========      =========

ACCUMULATION UNITS:
      Purchases                                              5,555          4,016          2,451          1,381
      Withdrawals                                           (7,811)       (15,626)          (194)          (303)
                                                         ---------      ---------      ---------      ---------

Net increase (decrease) in units outstanding                (2,256)       (11,610)         2,257          1,078

Units outstanding at beginning of year                      45,772         57,382          1,078              -
                                                         ---------      ---------      ---------      ---------

Units outstanding at end of year                            43,516         45,772          3,335          1,078
                                                         =========      =========      =========      =========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                          Scudder
                                                          ----------------------------------------------------------
                                                               Global Discovery                Growth and Income
                                                          --------------------------      --------------------------
                                                             2004            2003            2004            2003
                                                          ----------      ----------      ----------      ----------
Income:
       Dividends                                          $        -      $        -      $    1,931      $    2,810

Realized gains (losses) on investments
       Realized gains (losses) on sale of fund shares          4,036         (29,807)         (5,559)        (31,274)
       Realized gain distributions                                 -               -               -               -
                                                          ----------      ----------      ----------      ----------
          Realized gains (losses)                              4,036         (29,807)         (5,559)        (31,274)
                                                          ----------      ----------      ----------      ----------
Change in unrealized appreciation / depreciation
       during the year                                       119,884         199,577          38,414         110,611
                                                          ----------      ----------      ----------      ----------
Increase (decrease) in net assets from
       operations                                            123,920         169,770          34,786          82,147
                                                          ----------      ----------      ----------      ----------
Contract transactions:
       Payments received from contract owners                101,968         108,432          54,023          59,955
       Transfers between subaccounts
          (including fixed accounts), net                    (10,058)         21,689          (9,411)         (2,712)
       Transfers for contract benefits and
          terminations                                       (18,508)         (8,311)        (14,474)        (30,516)
       Contract maintenance charges                          (74,510)        (65,880)        (41,439)        (52,305)
       Administrative charges                                (10,397)         (8,790)         (6,188)         (5,869)
                                                          ----------      ----------      ----------      ----------
Net increase (decrease) in net assets
       from contract transactions                            (11,505)         47,140         (17,489)        (31,447)
                                                          ----------      ----------      ----------      ----------
Decrease in amounts retained in
       Separate Account B, net                                     -               -               -               -
                                                          ----------      ----------      ----------      ----------
Total increase (decrease) in net assets                      112,415         216,910          17,297          50,700

Net assets at beginning of period                            545,935         329,025         372,331         321,631
                                                          ----------      ----------      ----------      ----------
Net assets at end of period                               $  658,350      $  545,935      $  389,628      $  372,331
                                                          ==========      ==========      ==========      ==========

ACCUMULATION UNITS:
       Purchases                                               5,148           7,322           4,732           4,535
       Withdrawals                                            (5,832)         (3,881)         (6,473)         (8,002)
                                                          ----------      ----------      ----------      ----------
Net increase (decrease) in units outstanding                    (684)          3,441          (1,741)         (3,467)

Units outstanding at beginning of year                        33,283          29,842          37,224          40,691
                                                          ----------      ----------      ----------      ----------
Units outstanding at end of year                              32,599          33,283          35,483          37,224
                                                          ==========      ==========      ==========      ==========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                          Scudder (continued)
                                                          ------------------------------------------------------------
                                                                 International           VIT EAFE(R) Equity Index Fund
                                                          --------------------------     -----------------------------
                                                             2004            2003            2004            2003
                                                          ----------      ----------      ----------      ----------
Income:
       Dividends                                          $    8,437      $    4,133      $    6,677      $    7,958

Realized gains (losses) on investments
       Realized gains (losses) on sale of fund shares         (4,036)        (84,759)          2,228         (58,469)
       Realized gain distributions                                 -               -               -               -
                                                          ----------      ----------      ----------      ----------
          Realized gains (losses)                             (4,036)        (84,759)          2,228         (58,469)
                                                          ----------      ----------      ----------      ----------
Change in unrealized appreciation / depreciation
       during the year                                       103,823         217,698          49,577         104,862
                                                          ----------      ----------      ----------      ----------
Increase (decrease) in net assets from
       operations                                            108,224         137,072          58,482          54,351
                                                          ----------      ----------      ----------      ----------
Contract transactions:
       Payments received from contract owners                 82,894          86,587          31,469          35,439
       Transfers between subaccounts
          (including fixed accounts), net                     11,457         (59,247)         46,438        (116,041)
       Transfers for contract benefits and
          terminations                                       (11,949)        (18,962)         (5,814)         (5,838)
       Contract maintenance charges                          (58,528)        (56,833)        (27,937)        (32,199)

       Administrative charges                                (11,057)        (10,136)         (4,724)         (4,548)
                                                          ----------      ----------      ----------      ----------
Net increase (decrease) in net assets
       from contract transactions                             12,817         (58,591)         39,432        (123,187)
                                                          ----------      ----------      ----------      ----------
Decrease in amounts retained in
       Separate Account B, net                                     -               -               -               -
                                                          ----------      ----------      ----------      ----------
Total increase (decrease) in net assets                      121,041          78,481          97,914         (68,836)

Net assets at beginning of period                            640,220         561,739         269,159         337,995
                                                          ----------      ----------      ----------      ----------
Net assets at end of period                               $  761,261      $  640,220      $  367,073      $  269,159
                                                          ==========      ==========      ==========      ==========

ACCUMULATION UNITS:
       Purchases                                               9,429           5,709          11,214          11,717
       Withdrawals                                            (8,091)        (13,649)         (5,588)        (37,800)
                                                          ----------      ----------      ----------      ----------
Net increase (decrease) in units outstanding                   1,338          (7,940)          5,626         (26,083)

Units outstanding at beginning of year                        65,671          73,611          38,690          64,773
                                                          ----------      ----------      ----------      ----------
Units outstanding at end of year                              67,009          65,671          44,316          38,690
                                                          ==========      ==========      ==========      ==========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                          Scudder (continued)                 T.Rowe Price
                                                          ------------------------------      ------------------------------
                                                             VIT Small Cap Index Fund                Equity Income
                                                          ------------------------------      ------------------------------
                                                              2004              2003             2004               2003
                                                          ------------      ------------      ------------      ------------
Income:
       Dividends                                          $      2,185      $      2,964      $    104,932      $     81,625

Realized gains (losses) on investments
       Realized gains (losses) on sale of fund shares            7,691           (23,992)           45,907            (9,673)
       Realized gain distributions                                   -                 -           157,278                 -
                                                          ------------      ------------      ------------      ------------
          Realized gains (losses)                                7,691           (23,992)          203,185            (9,673)
                                                          ------------      ------------      ------------      ------------
Change in unrealized appreciation / depreciation
       during the year                                          76,895           155,362           635,425         1,084,299
                                                          ------------      ------------      ------------      ------------
Increase (decrease) in net assets from
       operations                                               86,771           134,334           943,542         1,156,251
                                                          ------------      ------------      ------------      ------------
Contract transactions:
       Payments received from contract owners                   66,107            85,761         1,734,523         1,834,059
       Transfers between subaccounts
          (including fixed accounts), net                       (5,784)            5,827          (161,490)          480,583
       Transfers for contract benefits and
          terminations                                          (7,229)           (3,983)         (224,502)          (76,702)
       Contract maintenance charges                            (45,655)          (44,917)         (720,675)         (707,563)

       Administrative charges                                   (7,107)           (5,858)         (143,443)         (120,689)
                                                          ------------      ------------      ------------      ------------
Net increase (decrease) in net assets
       from contract transactions                                  332            36,830           484,413         1,409,688
                                                          ------------      ------------      ------------      ------------
Decrease in amounts retained in
       Separate Account B, net                                       -                 -                 -                 -
                                                          ------------      ------------      ------------      ------------
Total increase (decrease) in net assets                         87,103           171,164         1,427,955         2,565,939

Net assets at beginning of period                              498,619           327,455         5,997,142         3,431,203
                                                          ------------      ------------      ------------      ------------
Net assets at end of period                               $    585,722      $    498,619      $  7,425,097      $  5,997,142
                                                          ============      ============      ============      ============

ACCUMULATION UNITS:
       Purchases                                                 6,749            16,352            94,099           121,656
       Withdrawals                                              (6,859)          (14,629)          (63,662)          (10,732)
                                                          ------------      ------------      ------------      ------------
Net increase (decrease) in units outstanding                      (110)            1,723            30,437           110,924

Units outstanding at beginning of year                          44,868            43,145           393,392           282,468
                                                          ------------      ------------      ------------      ------------
Units outstanding at end of year                                44,758            44,868           423,829           393,392
                                                          ============      ============      ============      ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                          T.Rowe Price (continued)
                                                          ------------------------------------------------------------------
                                                                International Stock                 Limited-Term Bond
                                                          ------------------------------      ------------------------------
                                                              2004              2003              2004              2003
                                                          ------------      ------------      ------------      ------------
Income:
       Dividends                                          $     71,436      $     60,693      $     53,280      $     64,074

Realized gains (losses) on investments
       Realized gains (losses) on sale of fund shares          (13,486)          (62,071)              778            26,871
       Realized gain distributions                                   -             4,669                 -             3,235
                                                          ------------      ------------      ------------      ------------
          Realized gains (losses)                              (13,486)          (57,402)              778            30,106
                                                          ------------      ------------      ------------      ------------
Change in unrealized appreciation / depreciation
       during the year                                         782,800         1,295,454           (32,146)          (23,327)
                                                          ------------      ------------      ------------      ------------
Increase (decrease) in net assets from
       operations                                              840,750         1,298,745            21,912            70,853
                                                          ------------      ------------      ------------      ------------
Contract transactions:
       Payments received from contract owners                1,676,697         1,746,930           266,685           281,107
       Transfers between subaccounts
          (including fixed accounts), net                     (227,712)          250,446            24,134          (277,902)
       Transfers for contract benefits and
          terminations                                        (217,429)          (76,137)          (55,070)         (141,257)
       Contract maintenance charges                           (673,522)         (659,197)         (155,859)         (185,510)

       Administrative charges                                 (139,519)         (118,993)          (27,150)          (29,154)
                                                          ------------      ------------      ------------      ------------
Net increase (decrease) in net assets
       from contract transactions                              418,515         1,143,049            52,740          (352,716)
                                                          ------------      ------------      ------------      ------------
Decrease in amounts retained in
       Separate Account B, net                                       -                 -                 -                 -
                                                          ------------      ------------      ------------      ------------
Total increase (decrease) in net assets                      1,259,265         2,441,794            74,652          (281,863)

Net assets at beginning of period                            5,668,847         3,227,053         1,616,055         1,897,918
                                                          ------------      ------------      ------------      ------------
Net assets at end of period                               $  6,928,112      $  5,668,847      $  1,690,707      $  1,616,055
                                                          ============      ============      ============      ============

ACCUMULATION UNITS:
       Purchases                                               144,712           169,655            24,344            21,015
       Withdrawals                                            (101,641)          (20,461)          (20,467)          (46,047)
                                                          ------------      ------------      ------------      ------------
Net increase (decrease) in units outstanding                    43,071           149,194             3,877           (25,032)

Units outstanding at beginning of year                         580,569           431,375           111,435           136,467
                                                          ------------      ------------      ------------      ------------
Units outstanding at end of year                               623,640           580,569           115,312           111,435
                                                          ============      ============      ============      ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                          T.Rowe Price (continued)
                                                          ----------------------------------------------------------
                                                              New America Growth          Personal Strategy Balanced
                                                          --------------------------      --------------------------
                                                             2004            2003            2004            2003
                                                          ----------      ----------      ----------      ----------
Income:
       Dividends                                          $      467      $        -      $   13,413      $   12,389

Realized gains (losses) on investments
       Realized gains (losses) on sale of fund shares          1,220         (80,901)         10,381         (30,645)
       Realized gain distributions                                 -               -           2,768             384
                                                          ----------      ----------      ----------      ----------
          Realized gains (losses)                              1,220         (80,901)         13,149         (30,261)
                                                          ----------      ----------      ----------      ----------
Change in unrealized appreciation / depreciation
       during the year                                        86,715         280,276          53,851         138,748
                                                          ----------      ----------      ----------      ----------
Increase (decrease) in net assets from
       operations                                             88,402         199,375          80,413         120,876
                                                          ----------      ----------      ----------      ----------
Contract transactions:
       Payments received from contract owners                142,313         139,039          88,767          96,515
       Transfers between subaccounts
          (including fixed accounts), net                      3,809        (120,396)          2,719         (74,818)
       Transfers for contract benefits and
          terminations                                       (13,968)        (12,389)        (32,348)        (51,545)
       Contract maintenance charges                          (83,439)        (95,609)        (58,353)        (65,061)

       Administrative charges                                (15,973)        (14,131)        (10,762)         (9,534)
                                                          ----------      ----------      ----------      ----------
Net increase (decrease) in net assets
       from contract transactions                             32,742        (103,486)         (9,977)       (104,443)
                                                          ----------      ----------      ----------      ----------
Decrease in amounts retained in
       Separate Account B, net                                     -               -               -               -
                                                          ----------      ----------      ----------      ----------
Total increase (decrease) in net assets                      121,144          95,889          70,436          16,433

Net assets at beginning of period                            786,331         690,442         608,557         592,124
                                                          ----------      ----------      ----------      ----------
Net assets at end of period                               $  907,475      $  786,331      $  678,993      $  608,557
                                                          ==========      ==========      ==========      ==========

ACCUMULATION UNITS:
       Purchases                                              12,703          10,576           6,168           5,000
       Withdrawals                                            (9,793)        (23,867)         (6,595)        (13,477)
                                                          ----------      ----------      ----------      ----------
Net increase (decrease) in units outstanding                   2,910         (13,291)           (427)         (8,477)

Units outstanding at beginning of year                        71,345          84,636          39,550          48,027
                                                          ----------      ----------      ----------      ----------
Units outstanding at end of year                              74,255          71,345          39,123          39,550
                                                          ==========      ==========      ==========      ==========

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

                                                          Van Kampen
                                                          ------------------------------------------------------------------
                                                            UIF Emerging Markets Equity         UIF Core Plus Fixed Income
                                                          ------------------------------      ------------------------------
                                                              2004              2003              2004             2003
                                                          ------------      ------------      ------------      ------------
Income:
       Dividends                                          $     10,601      $          -      $    231,845      $      2,803

Realized gains (losses) on investments
       Realized gains (losses) on sale of fund shares           46,023           (18,014)            7,745             7,451
       Realized gain distributions                                   -                 -            13,958            35,499
                                                          ------------      ------------      ------------      ------------
          Realized gains (losses)                               46,023           (18,014)           21,703            42,950
                                                          ------------      ------------      ------------      ------------
Change in unrealized appreciation / depreciation
       during the year                                         309,389           518,569             4,089           162,262
                                                          ------------      ------------      ------------      ------------
Increase (decrease) in net assets from
       operations                                              366,013           500,555           257,637           208,015
                                                          ------------      ------------      ------------      ------------
Contract transactions:
       Payments received from contract owners                  434,404           464,314         1,778,872         1,823,168
       Transfers between subaccounts
          (including fixed accounts), net                     (135,424)          (14,400)          215,057           803,249
       Transfers for contract benefits and
          terminations                                         (50,930)           (9,653)         (178,628)         (100,795)
       Contract maintenance charges                           (199,178)         (182,608)         (702,315)         (712,083)

       Administrative charges                                  (36,607)          (31,063)         (132,863)         (110,456)
                                                          ------------      ------------      ------------      ------------

Net increase (decrease) in net assets
       from contract transactions                               12,265           226,590           980,123         1,703,083
                                                          ------------      ------------      ------------      ------------
Decrease in amounts retained in
       Separate Account B, net                                       -                 -                 -                 -
                                                          ------------      ------------      ------------      ------------
Total increase (decrease) in net assets                        378,278           727,145         1,237,760         1,911,098

Net assets at beginning of period                            1,548,722           821,577         5,406,550         3,495,452
                                                          ------------      ------------      ------------      ------------
Net assets at end of period                               $  1,927,000      $  1,548,722      $  6,644,310      $  5,406,550
                                                          ============      ============      ============      ============
ACCUMULATION UNITS:
       Purchases                                                34,731            38,105           140,683           138,446
       Withdrawals                                             (33,191)           (8,300)          (72,848)          (14,823)
                                                          ------------      ------------      ------------      ------------
Net increase (decrease) in units outstanding                     1,540            29,805            67,835           123,623

Units outstanding at beginning of year                         144,668           114,863           382,154           258,531
                                                          ------------      ------------      ------------      ------------
Units outstanding at end of year                               146,208           144,668           449,989           382,154
                                                          ============      ============      ============      ============

The accompanying notes are an integral part of these financial statements

                       UNITED OF OMAHA SEPARATE ACCOUNT B
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003

1.    NATURE OF OPERATIONS

      United of Omaha Separate Account B ("Separate Account") was established by United of Omaha Life Insurance Company ("United") on August 27, 1996, under procedures established by Nebraska law, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of the Separate Account are owned by United, however, the net assets of the Separate Account are clearly identified and distinguished from United's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business United may conduct.

      A Separate Account policyholder may allocate funds to fixed income accounts, which are part of United's general account, in addition to those subaccounts detailed below. Interests in the fixed income accounts have not been registered under the Securities Act of 1933 and United has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions under such acts.

2.    SUBACCOUNTS

      The Separate Account is divided into subaccounts for which accumulation units are separately maintained. Each subaccount invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios and subaccounts are:

      ALGER

      THE ALGER AMERICAN FUND

      Alger American Growth Portfolio Class O ("American Growth")
      Alger American Small Capitalization Portfolio Class O ("American Small Capitalization")

      FEDERATED

      FEDERATED INSURANCE SERIES

      Federated Prime Money Market Fund II Portfolio ("Prime Money Fund II") Federated Fund for U.S. Government Securities II Portfolio ("Fund for U.S. Government Securities II")

      FIDELITY

      FIDELITY VARIABLE INSURANCE PRODUCTS FUND

      Fidelity VIP Equity Income Portfolio Initial Class ("VIP Equity Income") Fidelity VIP Mid Cap Portfolio Service Class 2 ("VIP Mid Cap") - Commenced May 1, 2003

      FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

      Fidelity VIP Asset Manager: Growth Portfolio Initial Class ("VIP Asset
      Manager: Growth")
      Fidelity VIP Contrafund Portfolio Initial Class ("VIP Contrafund") Fidelity VIP Index 500 Portfolio Initial Class ("VIP Index 500")

      MFS

      MFS VARIABLE INSURANCE TRUST

      MFS Capital Opportunities Series Portfolio Initial Class ("Capital Opportunities Series")
      MFS Emerging Growth Series Portfolio Initial Class ("Emerging Growth Series")
      MFS High Income Series Portfolio Initial Class ("High Income Series") MFS Research Series Portfolio Initial Class ("Research Series")
      MFS Strategic Income Series Portfolio Initial Class ("Strategic Income Series")

      PIONEER

      PIONEER VARIABLE CONTRACTS TRUST

      Pioneer Equity Income Fund VCT Portfolio Class II ("Equity Income VCT") Pioneer Fund VCT Portfolio Class II ("Fund VCT")
      Pioneer Growth Shares VCT Portfolio Class II ("Growth Shares VCT") Pioneer Mid Cap Value VCT Portfolio ("Mid Cap Value VCT")
      Pioneer Real Estate Shares VCT Portfolio Class I ("Real Estate Shares
      VCT")
      Pioneer Small Cap Value VCT Portfolio Class II ("Small Cap Value VCT") - Commenced May 1, 2003

      SCUDDER

      SCUDDER VARIABLE SERIES I

      Scudder VS1 Global Discovery Portfolio Class B ("Global Discovery") Scudder VS1 Growth and Income Portfolio Class B ("Growth and Income") Scudder VS1 International Portfolio Class A ("International")

      SCUDDER INVESTMENTS VIT FUNDS (FORMERLY DEUTSCHE ASSET MANAGEMENT VIT
      FUNDS)
      Scudder VIT EAFE(R) Equity Index Fund Portfolio Class A ("VIT EAFE(R) Equity Index Fund")
      Scudder VIT Small Cap Index Fund Portfolio Class A ("VIT Small Cap Index Fund")

      T. ROWE PRICE

      T. ROWE PRICE EQUITY SERIES, INC.

      T. Rowe Price Equity Income Portfolio ("Equity Income")
      T. Rowe Price New America Growth Portfolio ("New America Growth")
      T. Rowe Price Personal Strategy Balanced Portfolio ("Personal Strategy Balanced")

      T. ROWE PRICE INTERNATIONAL SERIES, INC.

      T. Rowe Price International Stock Portfolio ("International Stock")

      T. ROWE PRICE FIXED INCOME SERIES, INC.

      T. Rowe Price Limited-Term Bond Portfolio ("Limited-Term Bond")

      VAN KAMPEN

      VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS, INC.

      Van Kampen UIF Emerging Markets Equity Portfolio ("UIF Emerging Markets Equity")
      Van Kampen UIF Core Plus Fixed Income Portfolio ("UIF Core Plus Fixed Income")

3.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

      SECURITY VALUATION AND RELATED INVESTMENT INCOME - Investments are made in the portfolios of the Separate Account and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date. Prior to June 1, 2004, realized gains and losses on the sales of investments were computed on the basis of the identified cost of the investment sold. Subsequent to June 1, 2004, realized gains and losses on sales of investments are determined based on the average cost of investments sold.

      The investments of the Separate Account and United of Omaha Separate Account C are jointly held in accounts with the investment managers.

      FEDERAL INCOME TAXES - Net taxable income or loss of the subaccounts of the Separate Account are included in the federal and state income tax return of United, which is taxed as a life insurance company under the Internal Revenue Code ("IRC"). Under current provisions of the IRC, United does not expect to incur federal income taxes on the earnings of the subaccounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge is being made currently to the subaccounts of the Separate Account for federal income taxes.

      RECLASSIFICATIONS - Certain items on the prior year financial statements have been reclassified to conform to current year presentation.

4.    ACCOUNT CHARGES

      CONTRACT MAINTENANCE CHARGES:

      COST OF INSURANCE CHARGE - The cost of insurance charge on single premium variable life policies is based on the policy year and the insured's rate class as follows:

 ACCUMULATION VALUE            PREFERRED RATE CLASS                    STANDARD RATE CLASS
--------------------     ----------------------------------    -----------------------------------
                         Years 1 - 10    Years 11 and later    Years 1 - 10     Years 11 and later
                         ------------    ------------------    ------------     ------------------
   $45,000 or less           0.70 %            0.60 %               1.30 %            0.94 %
Greater than $45,000         0.60 %            0.50 %               1.20 %            0.84 %

      The cost of insurance for flexible premium variable life policies is based upon the age, sex, risk and rate class of the insured, the specific amount of insurance coverage and the length of time the policy has been in force. The cost of insurance charge is assessed through the redemption of units.

      SURRENDER CHARGE - Upon a total surrender, partial withdrawal or if the policy's current specified amount of insurance coverage is decreased, United may deduct a surrender charge from the accumulation value based upon the amount of the decrease, issue age of policyholder, risk and rate class and duration the policy has been inforce.

      TRANSFER FEES - A transfer fee of $10 may be imposed for any non-systematic transfer in excess of twelve per policy year. The transfer is deducted from the amount transferred on the date of the transfer.

      ADMINISTRATIVE CHARGES:

      United deducts a monthly charge through the redemption of units as compensation for the mortality and expense risks assumed by United. This charge is equal to an annual rate of 0.90% of the accumulation value on each monthly deduction date for single premium variable life policies. Risk charges for flexible premium variable life policies are equal to .70% of the accumulation value decreasing to .55% of accumulation value (.15% of accumulation value in excess of $25,000) after ten years. This charge is assessed through the redemption of units. United guarantees that the mortality and expense charge will not increase above these levels. For single premium variable life policies, United deducts an administrative charge on each monthly deduction date through the redemption of units. This charge is set at an annual rate of 0.24% of the accumulation value on each monthly deduction date. The administrative charge for flexible premium variable life policies is $84 per year. These charges are assessed through the redemption of units.

      TAX EXPENSE CHARGE - For single premium variable life policies, a tax expense charge is deducted as part of the monthly deduction from the accumulation value on each monthly deduction date for the first ten policy years to reimburse United for state premium taxes, federal deferred acquisition cost taxes, and related administrative expenses. The annual rate of this charge is 0.39% of the accumulation value and is assessed through the redemption of units. For flexible premium variable life policies 3.75% of each policy premium payment is deducted to cover these expenses.

      COST OF RIDERS - Additional insured, accidental death benefit, and disability riders are available at a cost based on the insured's age, sex, risk and rate class, and benefit amount. A paid-up life insurance rider is available at a cost of 3% of the accumulation value on the date exercised. These charges are assessed through the redemption of units.

5.    PURCHASES AND SALES OF INVESTMENTS

      The aggregate cost of net daily purchases and proceeds from net daily sales of investments for the period ended December 31, 2004 were as follows:

                                          PURCHASES          SALES
                                         -----------       ---------
ALGER

American Growth                          $   213,998       $ 873,044
American Small Capitalization                107,174          80,134

FEDERATED

Prime Money Fund II                          112,590         433,894
Fund for U.S. Government Securities II       130,029         549,033

FIDELITY

VIP Asset Manager: Growth                    151,151         100,690
VIP Contrafund                               345,576         344,832
VIP Equity Income                            215,157         280,346
VIP Index 500                              1,694,750         609,570
VIP Mid Cap                                  149,939          19,661

MFS

Capital Opportunities Series               1,573,743         243,111
Emerging Growth Series                       199,591         198,243
High Income Series                            83,676          63,829
Research Series                              124,719          76,194
Strategic Income Series                       51,293         142,517

PIONEER

Equity Income VCT                             61,533          37,919
Fund VCT                                     149,894          77,989
Growth Shares VCT                             11,930           7,789
Mid Cap Value VCT                            677,571         428,892
Real Estate Shares VCT                        84,527          95,971
Small Cap Value VCT                           33,644           1,751

SCUDDER

Global Discovery                              54,031          65,523
Growth and Income                             32,654          48,206
International                                 68,653          47,352
VIT EAFE(R) Equity Index Fund                 73,762          27,594
VIT Small Cap Index Fund                      56,809          54,327

T. ROWE PRICE

Equity Income                                940,971         351,667
International Stock                          844,083         353,423
Limited-Term Bond                            299,886         194,018
New America Growth                            91,878          58,702
Personal Strategy Balanced                    81,791          78,361

         VAN KAMPEN                 PURCHASES        SALES
----------------------------       -----------     ---------
UIF Emerging Markets Equity        $   198,174     $ 175,346
UIF Core Plus Fixed Income           1,519,012       307,040

6.    ADMINISTRATION OF THE SEPARATE ACCOUNT

      During 2004, United and Security Benefit Life Insurance Company ("Security Benefit") entered into an administrative services agreement and certain related agreements, which provided that Security Benefit would perform administrative functions on behalf of United with respect to the policies comprising the Separate Account. Security Benefit has performed and continues to perform the administrative services with respect to the Separate Account.

7.    REINSURANCE ARRANGEMENTS

      Effective December 31, 2003, United agreed to cede to Security Benefit, on a modified coinsurance basis, certain of United's rights, liabilities and obligations in the Separate Account. The ceding of this business does not discharge United from its primary legal liability to a policyowner.

8.    SELECTED FINANCIAL DATA

      A summary of units, unit values, net assets at December 31 and investment income ratio, expense ratio and total return for the periods ended December 31 follows. Amounts for 2004 and 2003 are presented in accordance with the AICPA Statement of Position 03-5, Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide of Investment Companies. Prior year amounts have not been restated and financial data for 2000 has not been provided as the information is not available.

                                                          At December 31           For the periods ended December 31
                                                --------------------------------   ---------------------------------
                                                                                   Investment
                                                             Unit                    Income     Expense     Total
                                                  Units     Value    Net Assets      Ratio*     Ratio**   Return***
                                                ---------   ------   -----------   ----------   -------   ---------
ALGER

American Growth - 2004                            180,938   $14.25   $ 2,577,927       0.00%      0.00%      5.46%
American Growth - 2003                            227,536    13.51     3,072,899       0.00%      0.00%     35.24%
American Growth - 2002                            365,259     9.99     3,649,646       0.03%      0.00%    -33.00%
American Growth - 2001                            125,940    14.91     1,877,916       0.23%      0.00%    -11.83%

American Small Capitalization - 2004              106,496    10.58     1,127,057       0.00%      0.00%     16.55%
American Small Capitalization - 2003              103,488     9.08       939,531       0.00%      0.00%     42.32%
American Small Capitalization - 2002              108,889     6.38       694,499       0.00%      0.00%    -26.24%
American Small Capitalization - 2001              128,422     8.65     1,110,219       0.05%      0.00%    -29.45%

FEDERATED

Prime Money Fund II - 2004                        432,524     1.27       547,350       0.79%      0.00%      0.43%
Prime Money Fund II - 2003                        654,196     1.26       821,190       0.71%      0.00%      0.80%
Prime Money Fund II - 2002                      1,076,677     1.25     1,342,311       2.90%      0.00%      1.63%
Prime Money Fund II - 2001                      2,427,084     1.23     2,983,935       4.07%      0.00%      3.36%

Fund for U.S. Government Securities II - 2004      45,153    15.30       690,712       4.32%      0.00%      3.64%
Fund for U.S. Government Securities II - 2003      77,029    14.76     1,137,247       3.51%      0.00%      2.36%
Fund for U.S. Government Securities II - 2002      70,466    14.42     1,016,313       2.62%      0.00%      8.99%
Fund for U.S. Government Securities II - 2001      28,761    13.23       380,397       3.63%      0.00%      7.04%

FIDELITY

VIP Asset Manager: Growth - 2004                   63,711    12.70       808,819       2.20%      0.00%      5.97%
VIP Asset Manager: Growth - 2003                   60,907    11.98       729,577       2.81%      0.00%     23.38%
VIP Asset Manager: Growth - 2002                   57,295     9.71       556,460       2.65%      0.00%    -15.57%
VIP Asset Manager: Growth - 2001                   47,250    11.50       543,246       2.49%      0.00%     -7.33%

VIP Contrafund - 2004                             160,785    18.59     2,988,893       0.34%      0.00%     15.46%
VIP Contrafund - 2003                             161,261    16.10     2,595,998       0.43%      0.00%     28.49%
VIP Contrafund - 2002                             138,892    12.53     1,740,488       0.80%      0.00%     -9.33%
VIP Contrafund - 2001                             121,165    13.82     1,674,987       0.73%      0.00%    -12.25%

                                                              At December 31                For the periods ended December 31
                                                   ------------------------------------     ---------------------------------
                                                                                             Investment
                                                                Unit            Net            Income    Expense     Total
                                                    Units       Value          Assets          Ratio*    Ratio**   Return***
                                                   -------     -------      -----------      ----------  -------   ---------
FIDELITY (CONT'D)

VIP Equity Income - 2004                           136,153     $ 15.57      $ 2,119,484         1.57%      0.00%     11.51%
VIP Equity Income - 2003                           142,700       13.96        1,991,736         1.81%      0.00%     30.35%
VIP Equity Income - 2002                           148,163       10.71        1,586,742         1.80%      0.00%    -16.98%
VIP Equity Income - 2001                           177,570       12.90        2,289,848         1.58%      0.00%     -4.94%

VIP Index 500 - 2004                               801,373       14.40       11,539,336         1.26%      0.00%     10.59%
VIP Index 500 - 2003                               729,436       13.02        9,495,579         1.34%      0.00%     28.40%
VIP Index 500 - 2002                               607,729       10.14        6,161,009         1.08%      0.00%    -22.24%
VIP Index 500 - 2001                               374,204       13.04        4,879,232         1.04%      0.00%    -12.07%

VIP Mid Cap - 2004                                  13,191       17.66          232,956         0.00%      0.00%     24.63%
VIP Mid Cap - 2003 (Commenced May 1, 2003)           4,283       14.17           60,672         0.00%      0.00%     40.71%

MFS

Capital Opportunities Series - 2004                459,596       15.02        6,903,006         0.36%      0.00%     12.42%
Capital Opportunities Series - 2003                363,721       13.36        4,857,541         0.11%      0.00%     27.48%
Capital Opportunities Series - 2002                133,323       10.48        1,397,735         0.06%      0.00%    -29.71%
Capital Opportunities Series - 2001                192,405       14.91        2,868,853         0.01%      0.00%    -23.50%

Emerging Growth Series - 2004                      121,440       12.77        1,551,085         0.00%      0.00%     12.93%
Emerging Growth Series - 2003                      121,275       11.31        1,371,273         0.00%      0.00%     30.30%
Emerging Growth Series - 2002                      113,148        8.68          982,425         0.00%      0.00%    -33.79%
Emerging Growth Series - 2001                       84,693       13.11        1,110,144         0.00%      0.00%    -33.49%

High Income Series - 2004                           45,941       13.94          640,522         4.64%      0.00%      9.18%
High Income Series - 2003                           46,587       12.77          595,100         4.26%      0.00%     17.91%
High Income Series - 2002                           48,175       10.83          521,692         7.63%      0.00%      2.56%
High Income Series - 2001                           56,232       10.56          593,719         8.33%      0.00%      2.13%

Research Series - 2004                              73,146       12.66          925,725         1.04%      0.00%     15.90%
Research Series - 2003                              69,702       10.92          761,433         0.66%      0.00%     24.66%
Research Series - 2002                              71,553        8.76          626,807         0.26%      0.00%    -24.55%
Research Series - 2001                              64,750       11.61          751,789         0.01%      0.00%    -21.23%

Strategic Income Series - 2004                      14,967       15.15          226,797         6.08%      0.00%      7.70%
Strategic Income Series - 2003                      22,547       14.07          317,154         5.09%      0.00%     10.44%
Strategic Income Series - 2002                      25,672       12.74          327,153         4.19%      0.00%      8.33%
Strategic Income Series - 2001                      34,426       11.76          404,694         3.83%      0.00%      4.81%

PIONEER

Equity Income VCT - 2004                            35,187       12.81          450,805         2.10%      0.00%     16.05%
Equity Income VCT - 2003                            33,888       11.04          374,165         2.02%      0.00%     22.26%
Equity Income VCT - 2002                            39,531        9.03          356,978         2.02%      0.00%    -16.08%
Equity Income VCT - 2001                            64,155       10.76          690,065         1.65%      0.00%     -7.08%

                                                              At December 31                For the periods ended December 31
                                                   ------------------------------------     ---------------------------------
                                                                                             Investment
                                                                Unit            Net            Income    Expense     Total
                                                    Units       Value          Assets          Ratio*    Ratio**   Return***
                                                   -------     -------      -----------      ----------  -------   ---------
PIONEER (CONT'D)

Fund VCT - 2004                                    112,681     $  9.42      $ 1,061,546         0.94%      0.00%     10.96%
Fund VCT - 2003                                    105,368        8.49          894,874         0.93%      0.00%     23.40%
Fund VCT - 2002                                     83,616        6.88          575,310         0.89%      0.00%    -19.25%
Fund VCT - 2001                                     52,804        8.52          449,929         0.66%      0.00%    -11.06%

Growth Shares VCT - 2004                            12,311        6.48           79,725         0.00%      0.00%      6.33%
Growth Shares VCT - 2003                            11,597        6.09           70,605         0.00%      0.00%     24.80%
Growth Shares VCT - 2002                             9,729        4.88           47,482         0.00%      0.00%    -35.11%
Growth Shares VCT - 2001                             7,689        7.52           57,802         0.00%      0.00%    -19.23%

Mid Cap Value VCT - 2004                           360,701       20.62        7,437,282         0.36%      0.00%     22.15%
Mid Cap Value VCT - 2003                           348,221       16.88        5,879,617         0.34%      0.00%     37.46%
Mid Cap Value VCT - 2002                           262,329       12.28        3,221,881         0.28%      0.00%    -11.21%
Mid Cap Value VCT - 2001                            46,743       13.83          646,559         0.52%      0.00%      6.47%

Real Estate Shares VCT - 2004                       43,516       22.48          978,195         3.77%      0.00%     35.74%
Real Estate Shares VCT - 2003                       45,772       16.56          757,975         4.87%      0.00%     34.74%
Real Estate Shares VCT - 2002                       57,382       12.29          705,214         4.40%      0.00%      2.50%
Real Estate Shares VCT - 2001                       86,198       11.99        1,033,221         5.18%      0.00%      7.82%

Small Cap Value VCT - 2004                           3,335       16.41           54,723         0.00%      0.00%     19.87%
Small Cap Value VCT - 2003 (Commenced May 1, 2003)   1,078       13.69           14,754         0.00%      0.00%     36.90%

SCUDDER

Global Discovery - 2004                             32,599       20.20          658,350         0.00%      0.00%     23.14%
Global Discovery - 2003                             33,283       16.40          545,935         0.00%      0.00%     48.69%
Global Discovery - 2002                             29,842       11.03          329,025         0.00%      0.00%    -20.01%
Global Discovery - 2001                             23,076       13.79          318,314         0.00%      0.00%    -24.97%

Growth and Income - 2004                            35,483       10.98          389,628         0.52%      0.00%      9.81%
Growth and Income - 2003                            37,224       10.00          372,331         0.83%      0.00%     26.58%
Growth and Income - 2002                            40,691        7.90          321,631         0.69%      0.00%    -23.45%
Growth and Income - 2001                            40,113       10.32          413,937         0.93%      0.00%    -11.57%

International - 2004                                67,009       11.36          761,261         1.27%      0.00%     16.52%
International - 2003                                65,671        9.75          640,220         0.76%      0.00%     27.79%
International - 2002                                73,611        7.63          561,739         1.03%      0.00%    -18.40%
International - 2001                               118,692        9.35        1,109,523         0.40%      0.00%    -30.84%

VIT EAFE(R) Equity Index Fund - 2004                44,316        8.28          367,073         2.18%      0.00%     19.01%
VIT EAFE(R) Equity Index Fund - 2003                38,690        6.96          269,159         3.58%      0.00%     33.33%
VIT EAFE(R) Equity Index Fund - 2002                64,773        5.22          337,995         0.61%      0.00%    -21.50%
VIT EAFE(R) Equity Index Fund - 2001               198,392        6.65        1,319,975         0.00%      0.00%    -24.69%

VIT Small Cap Index Fund - 2004                     44,758       13.09          585,722         0.42%      0.00%     17.79%
VIT Small Cap Index Fund - 2003                     44,868       11.11          498,619         0.83%      0.00%     46.38%
VIT Small Cap Index Fund - 2002                     43,145        7.59          327,455         0.42%      0.00%    -20.61%
VIT Small Cap Index Fund - 2001                     80,263        9.56          767,059         0.74%      0.00%      2.14%

                                                              At December 31                For the periods ended December 31
                                                   ------------------------------------     ---------------------------------
                                                                                             Investment
                                                                Unit            Net            Income    Expense     Total
                                                    Units       Value          Assets          Ratio*    Ratio**   Return***
                                                   -------     -------      -----------      ----------  -------   ---------
T. ROWE PRICE

Equity Income - 2004                               423,829     $ 17.52      $ 7,425,097         1.60%      0.00%     14.95%
Equity Income - 2003                               393,392       15.24        5,997,142         1.78%      0.00%     25.43%
Equity Income - 2002                               282,468       12.15        3,431,203         2.00%      0.00%    -13.09%
Equity Income - 2001                                85,442       13.98        1,194,619         1.47%      0.00%      1.45%

International Stock - 2004                         623,640       11.11        6,928,112         1.18%      0.00%     13.82%
International Stock - 2003                         580,569        9.76        5,668,847         1.43%      0.00%     30.48%
International Stock - 2002                         431,375        7.48        3,227,053         1.51%      0.00%    -18.34%
International Stock - 2001                         162,777        9.16        1,490,289         2.43%      0.00%    -22.18%

Limited-Term Bond - 2004                           115,312       14.66        1,690,707         3.27%      0.00%      1.12%
Limited-Term Bond - 2003                           111,435       14.50        1,616,055         3.81%      0.00%      4.24%
Limited-Term Bond - 2002                           136,467       13.91        1,897,918         4.97%      0.00%      5.46%
Limited-Term Bond - 2001                           222,347       13.19        2,933,402         5.41%      0.00%      8.47%

New America Growth - 2004                           74,255       12.22          907,475         0.06%      0.00%     10.90%
New America Growth - 2003                           71,345       11.02          786,331         0.00%      0.00%     35.05%
New America Growth - 2002                           84,636        8.16          690,442         0.00%      0.00%    -28.30%
New America Growth - 2001                          141,017       11.38        1,604,704         0.00%      0.00%    -11.85%

Personal Strategy Balanced - 2004                   39,123       17.36          678,993         2.07%      0.00%     12.77%
Personal Strategy Balanced - 2003                   39,550       15.39          608,557         2.19%      0.00%     24.82%
Personal Strategy Balanced - 2002                   48,027       12.33          592,124         2.64%      0.00%     -7.78%
Personal Strategy Balanced - 2001                   42,759       13.37          571,786         2.92%      0.00%     -2.41%

VAN KAMPEN

UIF Emerging Markets Equity - 2004                 146,208       13.18        1,927,000         0.66%      0.00%     23.06%
UIF Emerging Markets Equity - 2003                 144,668       10.71        1,548,722         0.00%      0.00%     49.79%
UIF Emerging Markets Equity - 2002                 114,863        7.15          821,577         0.00%      0.00%     -8.92%
UIF Emerging Markets Equity - 2001                  80,847        7.85          634,757         0.00%      0.00%     -6.55%

UIF Core Plus Fixed Income - 2004                  449,989       14.77        6,644,310         3.82%      0.00%      4.35%
UIF Core Plus Fixed Income - 2003                  382,154       14.15        5,406,550         0.06%      0.00%      4.66%
UIF Core Plus Fixed Income - 2002                  258,531       13.52        3,495,452         7.86%      0.00%      7.30%
UIF Core Plus Fixed Income - 2001                   19,445       12.60          245,041         5.06%      0.00%      9.38%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**These ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                     PART C

                                OTHER INFORMATION

Item 27. Exhibits

(a)   Board of Directors Resolutions.

        Resolution of the Board of Directors of United of Omaha establishing United of Omaha Variable Account B. (1)

(b)   Custodian Agreements. Not Applicable.

(c)   Underwriting Contracts.

      1) Principal Underwriter Agreement by and between United of Omaha Life Insurance Company, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services, Inc. (1)

      2) Form of Broker/Dealer Supervision and Sales Agreement by and between Mutual of Omaha Investor Services, Inc. and the Broker/Dealer. (2)

      3)    Commission Schedule for Policies. (4)

(d)   Contracts.

      1) Form of Policy for the ULTRA VARIABLE LIFE flexible premium variable universal life insurance policy. (3)

      2)    Form of Riders to the Policy. (3)

      3)    Optional Paid-Up Life Insurance Rider. (7)

      4)    Systematic Transfer Enrollment Program Endorsement to the Policy.
            (5)

(e)   Applications.

      Form of Application for the ULTRA VARIABLE LIFE flexible premium variable universal life insurance policy. (4)

(f)   Depositor's Certificate of Incorporation and By-Laws.

      1)    Articles of Incorporation of United of Omaha Life Insurance Company.
            (2)

      2)    By-Laws of United of Omaha Life Insurance Company. (9)

(g) Reinsurance Contracts.Coinsurance Agreement between United of Omaha Life Insurance Company and Security Benefit Life Insurance Company. (13)

(h)   Participation Agreements.

      1. a) Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (2)

         b) Amendment No. 1 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (9)

         c) Amendment No. 2 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (9)

         d) Amendment No. 3 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (11)

      2. a) Fund Participation Agreement among United of Omaha Life Insurance Company, Insurance Management Series, and Federated Securities Corp. (2)

      b) Amendment No. 1 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (9)

      c) Amendment No. 2 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (9)

      d) Amendment No. 3 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (11)

      e) Amendment No. 4 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (11)

   3. a) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (2)

      b) Amendment No. 2 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

      c) Amendment No. 3 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

      d) Amendment No. 4 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

      e) Amendment No. 5 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (10)

      f) Sixth Amendment to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (11)

      g) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

      h) Amendment No. 1 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

      i) Amendment No. 2 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

      j) Amendment No. 3 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (10)

      k) Fourth Amendment to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (11)

   4. a) Amended and Restated Participation Agreement among MFS Variable Insurance Trust, United of Omaha Life Insurance Company and Massachusetts Financial Services Company. (10)

      b) Amendment No. 1 to the Amended and Restated Participation Agreement among MFS Variable Insurance Trust, United of Omaha Life Insurance Company and Massachusetts Financial Services Company. (11)

   5. a) Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (9)

      b) Amendment No. 1 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (9)

      c) Amendment No. 2 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (9)

      d) Amendment No. 3 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (11)

      e) Amendment No. 4 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (11)

   6. a) Participation Agreement by and between Scudder Variable Life Insurance Fund and United of Omaha Life Insurance Company. (2)

      b) Amendment No. 1 to the Participation Agreement among United of Omaha Life Insurance Company, Companion Life Insurance Company and Scudder Variable Life Investment Fund. (9)

      c) Amendment No. 2 to the Participation Agreement among United of Omaha Life Insurance Company, Companion Life Insurance Company and Scudder Variable Life Investment Fund (now known as Scudder Variable Series I.). (11)

   7. a) Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (2)

      b) Amended Schedule A effective May 31, 1995 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (9)

      c) Amended Schedule A effective May 1, 1997 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (9)

      d) Amended Schedule A effective August 6, 1999 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (9)

      e) Amended Schedule A effective November 22, 2002 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (11)

      f) Amendment No. 1 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (11)

   8. a) Participation Agreement among Morgan, Stanley Universal Funds, Inc., Morgan Stanley Asset Management, Inc., Miller Anderson & Sherrerd LLP, and United of Omaha Life. (6)

      b) Amendment No. 1 to the Participation Agreement among United of Omaha Life Insurance Company, The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), and Morgan Stanley Investment Management, Inc. (formerly Morgan Stanley Asset Management Inc.). (11)

      c) Amendment No. 2 to the Participation Agreement among United of Omaha Life Insurance Company, The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), and Morgan Stanley Investment Management, Inc. (formerly Morgan Stanley Asset Management Inc.). (11)

   9. a) Participation Agreement among BT Insurance Funds Trust, Bankers Trust Company and United of Omaha Life Insurance Company. (8)

      b) Amendment No. 1 to the Fund Participation Agreement among Deutsche Asset Management VIT Funds, formerly BT Insurance Funds Trust, Bankers Trust Company and United of Omaha Life Insurance Company.
            (10)

(i) Administrative Contracts. Administrative Services Agreement between United of Omaha Life Insurance Company and Security Benefit Life Insurance Company.
(13)

(j) Other Material Contracts. Not Applicable.

(k) Legal Opinion.

      1) Opinion and Consent of Thomas J. McCusker.

(l) Actuarial Opinion. Not applicable.

(m) Calculations. Not applicable.

(n) Other Opinions.

      1) Consent of Independent Auditor.

(o) Omitted Financial Statements. Not Applicable.

(p) Initial Capital Agreements. Not Applicable.

(q) Redeemability Exemption. Issuance, transfer and redemption procedures memorandum. (4)

(r) Powers of Attorney. (12)

(1) Incorporated herein by reference to the Registration Statement on Form S-6 for United of Omaha Separate Account B filed on December 27, 1996 (File No. 333-18881).

(2) Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on April 24, 1997 (File No. 333-89848).

(3) Incorporated herein by reference to the Registration Statement on Form S-6 for United of Omaha Separate Account B filed on September 15, 1997 (File No. 333-35587).

(4) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement for United of Omaha Separate Account B filed on February 5, 1998 (File No. 333-35587).

(5) Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for United of Omaha Separate Account B filed with the Securities and Exchange Commission on April 16, 1998 (File No. 333-18881).

(6) Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed with the Securities and Exchange Commission on April 16, 1998 (File No. 333-89848).

(7) Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 for United of Omaha Separate Account B filed on April 26, 1999 (File No. 33-35587).

(8) Incorporated herein by reference to the Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed with the Securities and Exchange Commission on April 26, 2000 (File No. 333-89848).

(9) Incorporated herein by reference to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on January 22, 2001 (File No. 333-54112).

(10) Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on April 29, 2002 (File No. 333-54112).

(11) Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on February 27, 2004 (File No. 333-54112).

(12) Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on February 27, 2004, the Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on April 29, 2004 and the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on March 2, 2005.

(13) Incorporated herein by reference to the Post-Effective Amendment No. 50 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on April 29, 2005 (File No. 033-89848).

Item 28. Directors and Officers of the Depositor

NAME AND PRINCIPAL BUSINESS ADDRESS*           POSITION AND OFFICES WITH DEPOSITOR
------------------------------------           -----------------------------------
Samuel L. Foggie, Sr. ....................     Director
Carol B. Hallett..........................     Director
Jeffrey M. Heller.........................     Director
Hugh W. Hunt..............................     Director
James G. McFarlane........................     Director

NAME AND PRINCIPAL BUSINESS ADDRESS*           POSITION AND OFFICES WITH DEPOSITOR
------------------------------------           -----------------------------------
Richard W. Mies...........................     Director
Daniel P. Neary...........................     Chairman of the Board, CEO and Director
James L. Hanson...........................     Executive Vice President (Information Services)
Michael E. Huss...........................     Senior Vice President and Corporate Secretary
Daniel P. Martin..........................     Executive Vice President (Group Benefit Services)
William C. Mattox.........................     Executive Vice President (Federal Legislative
                                               Affairs)
Thomas J. McCusker........................     Executive Vice President and General Counsel
Madeline R. Rucker........................     Executive Vice President (Customer Service)
Stacy A. Scholtz..........................     Executive Vice President (Corporate Services)
Tommie D. Thompson........................     Executive Vice President, Treasurer and
                                               Comptroller
Michael C. Weekly.........................     Executive Vice President (Individual Financial
                                               Services)
Richard A. Witt ..........................     Executive Vice President and Chief Investment
                                               Officer

-------------
* The principal business address for each officer and director is Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant

                All subsidiaries are wholly owned and controlled.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant

                All subsidiaries are wholly owned and controlled.

                                                                         PERCENT OF VOTING
                NAME                                 JURISDICTION         SECURITIES OWNED
                ----                                 ------------         ----------------
Mutual of Omaha Insurance Company                    Nebraska       Self Owned and Controlled
Fulcrum Growth Partners, L.L.C.                      Delaware       80% Subsidiary of Mutual of
                                                                    Omaha Insurance Company

BalCo Holdings, L.L.C.                               Delaware       90% Subsidiary of Fulcrum Growth
                                                                    Partners, L.L.C.

KFS Corporation                                      Nebraska       100% Subsidiary of Mutual of
                                                                    Omaha Insurance Company

KFS IA, Inc.                                         Nebraska       100% Subsidiary of KFS
                                                                    Corporation

KFS BD, Inc.                                         Nebraska       100% Subsidiary of KFS
                                                                    Corporation

Mutual of Omaha Health Plans, Inc.                   Nebraska       100% Subsidiary of Mutual of
                                                                    Omaha Insurance Company

Exclusive Healthcare, Inc.                           Nebraska       100% Subsidiary of Mutual of
                                                                    Omaha Health Plans, Inc.

Ingenium Benefits, Inc.                              Nebraska       100% Subsidiary of Mutual of
                                                                    Omaha Health Plans, Inc.

Mutual of Omaha Holdings, Inc.                       Nebraska       100% Subsidiary of Mutual of


                                                                         PERCENT OF VOTING
                NAME                                 JURISDICTION         SECURITIES OWNED
                ----                                 ------------         ----------------
                                                                    Omaha Insurance Company

Adjustment Services, Inc.                            Nebraska       100% Subsidiary of Mutual of
                                                                    Omaha Holdings, Inc.

innowave incorporated                                Nebraska       100% Subsidiary of Mutual of
                                                                    Omaha Holdings, Inc.

innowave Pure Water Technologies, Inc.               Nebraska       100% Subsidiary of innowave
                                                                    incorporated

Mutual of Omaha Investor Services, Inc.              Nebraska       100% Subsidiary of Mutual of
                                                                    Omaha Holdings, Inc.

Mutual of Omaha Marketing Corporation                Nebraska       100% Subsidiary of Mutual of
                                                                    Omaha Holdings, Inc

The Omaha Indemnity Company                          Wisconsin      100% Subsidiary of Mutual of
                                                                    Omaha Insurance Company

United of Omaha Life Insurance Company               Nebraska       100% Subsidiary of Mutual of
                                                                    Omaha Insurance Company

Companion Life Insurance Company                     New York       100% Subsidiary of United of
                                                                    Omaha Life Insurance Company

Mutual of Omaha Structured Settlement Company, Inc.  Connecticut    100% Subsidiary of United of
                                                                    Omaha Life Insurance Company

Mutual of Omaha Structured Settlement Company of     New York       100% Subsidiary of United of
New York, Inc.                                                      Omaha Life Insurance Company

United World Life Insurance Company                  Nebraska       100% Subsidiary of United of
                                                                    Omaha Life Insurance Company

Item 30. Indemnification

                        The Nebraska Business Corporation Act provides for
                  permissive indemnification of officers and directors in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Nebraska Business Corporation Act also specifies procedures for determining when indemnification payments can be made.

                        With respect to indemnification, Article XI of United's
                  Articles of Incorporation provides as follows:

                        An outside director of the Company shall not be
                  personally liable to the Company or its Stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for: (i) any act or omission not in good faith which involves intentional misconduct or a knowing violation of the law; (ii) any transaction from which the outside director derived an improper direct or indirect financial benefit; (iii) paying or approving a dividend which is in violation of Nebraska law; (iv) any act or omission which violates a declaratory or injunctive order obtained by the Company or its Stockholders; and (v) any act or omission occurring prior to the effective date of the amendments to the Articles of Incorporation of the Company incorporating this
                  ARTICLE XI.

                        For purposes of this ARTICLE XI, an outside director
                  shall mean a member of the Board of Directors who is not an officer or a person who may control the conduct of the Company through management agreements, voting trusts, directorships in related corporations, or any other device or relationship.

                        If the Nebraska Business Corporation Act is amended
                  after approval by the Stockholders of this ARTICLE XI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Nebraska Business Corporation Act as so amended.

                        Any repeal or modification of the foregoing ARTICLE XI
                  by the Stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

                        With respect to indemnification, Article XII of United's
                  Articles of Incorporation provides as follows:

                        To the fullest extent permitted by law, the Corporation
                  shall indemnify any person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, by reason of the fact that such person is or was a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another domestic or foreign corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other entity, against expenses including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding; PROVIDED HOWEVER, that this indemnity shall not protect a director against liability for
                  (i) receipt of a financial benefit to which he or she is not entitled, (ii) an intentional infliction of harm on the corporation or its members, (iii) a violation of section 21-2096 of the Nebraska Business Corporation Act, or (iv) an intentional violation of criminal law; and PROVIDED FURTHER HOWEVER, that this indemnity shall not protect a director against liability in connection with a proceeding by or in the right of the Corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that such person has met the relevant standard of conduct in section 21-20,103 of the Nebraska Business Corporation Act.

                        To the fullest extent permitted by law, before final
                  disposition of an action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, the Corporation shall advance funds to pay for or reimburse the reasonable expenses incurred by a director of the Corporation, who is a party to such action, suit or proceeding because he or she is a director of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, employee benefit plan or other entity if he or she delivers to the Corporation: (a) a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct or that the proceeding involves conduct for which liability has been eliminated under a provision of these Articles of Incorporation as authorized by the Nebraska Business Corporation Act; and (b) his or her written undertaking to repay any funds advanced if he or she is not entitled to mandatory indemnification under section 21-20,104 of the Nebraska Business Corporation Act and it is ultimately determined under section 21-20,106 or section 20,107 of the Nebraska Business Corporation Act that he or she has not met the relevant standard of conduct described in section 21-20,103 of the Nebraska Business Corporation Act. This undertaking shall be an unlimited general obligation of the director and shall not be required to be secured. It may be accepted without reference to the financial ability of the director to make repayment.

                        Insofar as indemnification for liability arising under
                  the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter Mutual of Omaha Investor Services, Inc., Mutual of Omaha Plaza, Omaha, NE 68132

(a) Other Activity. In addition to United of Omaha Separate Account B, Mutual of Omaha Investor Services, Inc. is the principal underwriter for policies offered by United of Omaha Life Insurance Company through United of Omaha Separate Account C and offered by Companion Life Insurance Company through Companion Life Separate Account C and Companion Life Separate Account B.

(b) Management. The directors and principal officers of Mutual of Omaha Investor Services, Inc. are as follows:

NAME AND PRINCIPAL                       POSITIONS AND OFFICES
BUSINESS ADDRESS*                        WITH MUTUAL OF OMAHA INVESTOR SERVICES, INC.
-----------------                        --------------------------------------------
Richard A. Witt                           Director
William J. Bluvas                         President and Treasurer
Michael E. Huss                           Vice President and Secretary
Amy J. Owens                              First Vice President and Assistant Secretary

* Principal business address is Mutual of Omaha Plaza, Omaha, Nebraska 68175.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

                             (2)
        (1)            NET UNDERWRITING         (3)           (4)            (5)
 NAME OF PRINCIPAL       DISCOUNTS AND    COMPENSATION ON   BROKERAGE       OTHER
    UNDERWRITER          COMMISSIONS         REDEMPTION    COMMISSIONS  COMPENSATION
--------------------   ----------------   ---------------  -----------  ------------
   Mutual of Omaha         955,773             None          907,329         N/A
  Investor Services,
         Inc.

Item 32. Location of Accounts and Records

      The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by United of Omaha at Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 33. Management Services

      All management contracts are discussed in Part A or Part B.

Item 34. Fee Representation

      United of Omaha Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by United of Omaha Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, United of Omaha Life Insurance Company and United of Omaha Separate Account B certify that this Amendment meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and that they have duly caused this Post-Effective Amendment Number 13 to the Registration Statement on Form N-6 to be signed on their behalf by the undersigned, duly authorized, in the City of Omaha and State of Nebraska, on the 29th day of April, 2005.

                                    UNITED OF OMAHA SEPARATE
                                    ACCOUNT B (REGISTRANT)

                                    UNITED OF OMAHA LIFE INSURANCE
                                        COMPANY (DEPOSITOR)

                                    By /s/ Thomas J. McCusker
                                       --------------------------
                                       THOMAS J. McCUSKER
                                       Executive Vice President
                                       and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

            SIGNATURES                              TITLE                         DATE
            ----------                              -----                         ----
/s/ *                                  Chairman and Chief Executive Officer      4/29/05
------------------------------------   (Principal Executive Officer)
      DANIEL P. NEARY

/s/ *                                  Treasurer and Comptroller                 4/29/05
-----------------------------------    (Principal Financial Officer)
      TOMMIE THOMPSON

/s/ *                                  Director                                  4/29/05
-----------------------------------
      SAMUEL L. FOGGIE, SR.

/s/ *                                  Director                                  4/29/05
-----------------------------------
      CAROL B. HALLETT

/s/ *                                  Director                                  4/29/05
-----------------------------------
      JEFFREY M. HELLER

/s/ *                                  Director                                  4/29/05
-----------------------------------
      HUGH W. HUNT

/s/ *                                  Director                                  4/29/05
-----------------------------------
      JAMES G. McFARLANE

/s/ *                                  Director                                  4/29/05
-----------------------------------
      RICHARD W. MIES

/s/ *                                  Director                                  4/29/05
-----------------------------------
       DANIEL P. NEARY

By:  /s/ Thomas J. McCusker                                                      4/29/05
     -------------------------------
         Attorney-in-Fact

Pursuant to Power of Attorney

* Signed by Thomas J. McCusker under Powers of Attorney effective indefinitely as of January 1, 2001, June 1, 2003, September 1, 2003, April 1, 2004, and January 1, 2005, filed as exhibits incorporated by reference in this Post-Effective Amendment No. 13 to the Registration Statement.

--------------------------------------------------------------------------------

                                                     REGISTRATION NO. 333 -35587

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                       UNITED OF OMAHA SEPARATE ACCOUNT B

                                       OF

                     UNITED OF OMAHA LIFE INSURANCE COMPANY

                                    EXHIBITS

                                       TO

                   THE POST-EFFECTIVE AMENDMENT NO. 13 TO THE
                       REGISTRATION STATEMENT ON FORM N-6

                                      UNDER

                           THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------

                                 April 29, 2005

                                  EXHIBIT INDEX

EXHIBIT #  DESCRIPTION OF EXHIBIT
27(k).     Opinion and Consent of Counsel.

27(n)      Consent of Independent Auditor.